                                                                   Exhibit 10.35
                                                                  EXECUTION COPY
                                                                  --------------



- --------------------------------------------------------------------------------

                                   USFAR INC.
                                  Transferor,


                              US FOODSERVICE INC.,
                                Master Servicer,

                  Certain Subsidiaries of US Foodservice Inc.
                              herein designated as
                                   Servicers

                                      and

                                 CHEMICAL BANK,
                                    Trustee

                      on behalf of the Certificateholders



                               USFAR MASTER TRUST



              AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT



                          Dated as of October 27, 1994

- --------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                               -----------------


                                                                            Page
                                                                            ----

ARTICLE I   DEFINITIONS.....................................................   1

     Section 1.1    Definitions.............................................   1
     Section 1.2    Other Definitional Provisions...........................  23

ARTICLE II   CONVEYANCE OF RECEIVABLES; ISSUANCE OF CERTIFICATES............  24

     Section 2.1    Conveyance of Receivables...............................  24
     Section 2.2    Acceptance by Trustee...................................  27
     Section 2.3    Representations and Warranties of the
                    Transferor Relating to the Transferor...................  28
     Section 2.4    Representations and Warranties of the
                    Transferor Relating to the Receivables..................  31
     Section 2.5    Repurchase of Ineligible Receivables....................  32
     Section 2.6    Purchase of Investor Certificateholders'
                    Interest in Trust Portfolio.............................  33
     Section 2.7    Covenants of the Transferor.............................  34
     Section 2.8    Additional Originators or White Swan Divisions..........  41

ARTICLE III   ADMINISTRATION AND SERVICING OF RECEIVABLES...................  42

     Section 3.1    Acceptance of Appointment and Other Matters
                    Relating to the Master Servicer.........................  42
     Section 3.2    Servicing Compensation..................................  46
     Section 3.3    Representations, Warranties and Covenants
                    of the Master Servicer and Each Servicer................  47
     Section 3.4    Reports and Records for the Trustee;
                    Bank Account Statements.................................  51
     Section 3.5    Quarterly Master Servicer's Certificate.................  53
     Section 3.6    Annual Independent Public Accountants'
                    Servicing Report........................................  53
     Section 3.7    Tax Treatment...........................................  54
     Section 3.8    Notices to Initial Master Servicer......................  54
     Section 3.9    Adjustments.............................................  54

ARTICLE IV   RIGHTS OF CERTIFICATEHOLDERS AND ALLOCATION AND
     APPLICATION OF COLLECTIONS THE FOLLOWING PORTION OF
     THIS ARTICLE IV IS APPLICABLE TO ALL SERIES............................  55

     Section 4.1    Establishment of Collection Accounts; Certain
                    Allocations.............................................  55

ARTICLE V   ARTICLE V IS RESERVED AND MAY BE SPECIFIED IN ANY
     SUPPLEMENT WITH RESPECT TO THE SERIES RELATING THERETO.................  59

ARTICLE VI   THE CERTIFICATES...............................................  59

     Section 6.1    The Certificates........................................  59
     Section 6.2    Authentication of Certificates..........................  60
     Section 6.3    Registration of Transfer and Exchange of Certificates...  60
     Section 6.4    Mutilated, Destroyed, Lost or Stolen Certificates.......  63
     Section 6.5    Persons Deemed Owners...................................  63
     Section 6.6    Appointment of Paying Agent.............................  64
     Section 6.7    Access to List of Certificateholders'
                    Names and Addresses.....................................  64
     Section 6.8    Authenticating Agent....................................  65
     Section 6.9    Tender of Exchangeable Transferor Certificate...........  67
     Section 6.10   Book-Entry Certificates.................................  69
     Section 6.11   Notices to Clearing Agency..............................  70
     Section 6.12   Definitive Certificates.................................  70

ARTICLE VII   OTHER MATTERS RELATING TO THE TRANSFEROR......................  70

     Section 7.1    Liability of the Transferor.............................  70
     Section 7.2    Limitation on Liability of the Transferor...............  71
     Section 7.3    Liabilities.............................................  71

ARTICLE VIII   OTHER MATTERS RELATING TO THE MASTER SERVICER................  71

     Section 8.1    Liability of the Master Servicer........................  71
     Section 8.2    Merger or Consolidation of, or Assumption of the
                    Obligations of, the Master Servicer.....................  71
     Section 8.3    Limitation on Liability of the Master
                    Servicer and Others.....................................  72
     Section 8.4    Indemnification of the Trust and the Trustee............  72
     Section 8.5    The Master Servicer Not to Resign.......................  73
     Section 8.6    Access to Certain Documentation and
                    Information Regarding the Receivables...................  73
     Section 8.7    Delegation of Duties....................................  74
     Section 8.8    Examination of Records..................................  74

ARTICLE IX   EARLY AMORTIZATION EVENTS......................................  74

     Section 9.1    Early Amortization Events...............................  74
     Section 9.2    Additional Rights Upon the Occurrence of
                    Certain Events..........................................  75

ARTICLE X   MASTER SERVICER DEFAULTS........................................  77

     Section 10.1   Master Servicer Defaults................................  77
     Section 10.2   Trustee to Act; Appointment of Successor................  80
     Section 10.3.  Notification to Certificateholders......................  82

     Section 10.4.  Waiver of Past Defaults.................................  82

ARTICLE XI   THE TRUSTEE....................................................  83

     Section 11.1.  Duties of Trustee.......................................  83
     Section 11.2.  Rights of the Trustee...................................  86
     Section 11.3.  Trustee Not Liable for Recitals in Certificates.........  88
     Section 11.4.  Trustee May Own Certificates............................  88
     Section 11.5.  The Master Servicer to Pay Trustee's
                    Fees and Expenses.......................................  88
     Section 11.6.  Eligibility Requirements for Trustee....................  89
     Section 11.7.  Resignation or Removal of Trustee.......................  89
     Section 11.8.  Successor Trustee.......................................  90
     Section 11.9.  Merger or Consolidation of Trustee......................  91
     Section 11.10. Appointment of Co-Trustee or Separate Trustee...........  91
     Section 11.11. Tax Returns.............................................  92
     Section 11.12. Trustee May Enforce Claims Without
                    Possession of Certificates..............................  93
     Section 11.13. Suits for Enforcement...................................  93
     Section 11.14. Rights of Certificateholders to Direct Trustee..........  93
     Section 11.15. Representations and Warranties of Trustee...............  94
     Section 11.16. Maintenance of Office or Agency.........................  94
     Section 11.17. Limitation of Liability.................................  94

ARTICLE XII   TERMINATION...................................................  95

     Section 12.1.  Termination of Trust; Optional Repurchase...............  95
     Section 12.2.  Optional Purchase and Final Termination Date of
                    Investor Certificates of any Series.....................  95
     Section 12.3.  Final Payment with Respect to Any Series................  96
     Section 12.4.  Transferor's Termination Rights.........................  98

ARTICLE XIII   MISCELLANEOUS PROVISIONS.....................................  98

     Section 13.1.  Amendment...............................................  98
     Section 13.2.  Protection of Right, Title and Interest to Trust........  99
     Section 13.3.  Limitation on Rights of Certificateholders.............. 100
     Section 13.4.  Governing Law........................................... 101
     Section 13.5.  Notices................................................. 101
     Section 13.6.  Severability of Provisions.............................. 102
     Section 13.7.  Assignment.............................................. 103
     Section 13.8.  Certificates Nonassessable and Fully Paid............... 103
     Section 13.9.  Further Assurances...................................... 103
     Section 13.10. No Waiver; Cumulative Remedies.......................... 103

     Section 13.11. Counterparts..........................................  103
     Section 13.12. Third-Party Beneficiaries.............................  103
     Section 13.13. Actions by Certificateholders.........................  104
     Section 13.14. Merger and Integration................................  104
     Section 13.15. Headings..............................................  104
     Section 13.16. Construction of Agreement.............................  104
     Section 13.17. No Set-Off............................................  104
     Section 13.18. No Bankruptcy Petition................................  104
     Section 13.19. Limitation of Liability...............................  105

Schedule 1  --  Receivables
Schedule 2  --  Identification of Trust Accounts
Schedule 3  --  Identification of Lockboxes
Schedule 4  --  Location of Chief Executive Offices;
                Locations of Receivables
Schedule 5  --  Fiscal Months
Schedule 6  --  Special Obligors

          AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT, dated as of October 27, 1994, among USFAR INC., a Delaware corporation (the "Transferor"); US FOODSERVICE INC., a Delaware corporation (in its capacity as master servicer, the "Master Servicer"); each of the subsidiaries of US Foodservice Inc. from time to time parties hereto, in their capacities as servicers of receivables (in such capacities, the "Servicers") and CHEMICAL BANK, a New York banking corporation, not in its individual capacity but solely as trustee (the "Trustee").


                              W I T N E S S E T H:
                              - - - - - - - - - -


          WHEREAS, the parties hereto entered into a Pooling and Servicing Agreement, dated as of September 23, 1993 (the "Existing P&S Agreement");

          WHEREAS, the parties hereto wish to amend and restate the Existing P&S Agreement;

          NOW, THEREFORE, in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereto hereby agree that the Existing P&S Agreement shall be and hereby is amended and restated in its entirety as follows:


                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

          Section 1.1 Definitions. Whenever used in this Agreement, the following words and phrases shall have the following meanings:

     "Accrual Period" shall mean, for any Series, the period from and including a Distribution Date, or, in the case of the initial Accrual Period for such Series, the Issuance Date for such Series, to but excluding the succeeding Distribution Date.

     "Adjusted Invested Amount" shall mean, with respect to any Outstanding Series, the definition assigned to such term in the related Supplement.

     "Adjusted Transferor Amount" shall mean, at any time, (i) the Transferor Amount minus (ii) the amount on deposit in the Transferor Collection Subaccount at such time, but in no event less than zero.

     "Affiliate" shall mean, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. Notwithstanding the foregoing, no Person shall be an Affiliate of US Foodservice Inc. and its subsidiaries solely due to the common control of US Foodservice Inc. and such Person by Merrill Lynch Capital Partners, Inc. and its Affiliates.

     "Agent" shall mean, with respect to any Series, the Person, if any, so designated in the related Supplement.

     "Aggregate Adjusted Invested Amount" shall mean, with respect to any date of determination, the sum of the Adjusted Invested Amount with respect to each Outstanding Series.

     "Aggregate Allocated Receivables Amount" shall mean, with respect to any date of determination, the sum of the Allocated Receivables Amount with respect to each Outstanding Series.

     "Aggregate Certificateholders' Interest" shall have the meaning specified in subsection 4.1(b).

     "Aggregate Daily Collections" shall mean, with respect to any Business Day, the aggregate amount of all Collections and Repurchase Payments deposited into the Collection Account on such day.

     "Aggregate Invested Amount" shall mean, at any time, the sum of the Invested Amounts with respect to all Outstanding Series.

     "Aggregate Invested Percentage" shall mean, at any time with respect to any Collections, the sum of the Invested Percentages with respect to all Outstanding Series applicable to such Collections. For the purpose of this definition, the term "Invested Percentage" shall include any term defined in any Supplement as an "Invested Percentage" modified by a prefix designating the Series to which such Invested Percentage is applicable.

     "Aggregate Overconcentration Amount" shall mean, for any date of determination, the sum of the Overconcentration Amounts of all Eligible Obligors at the end of the preceding Business Day.

     "Aggregate Receivables Amount" shall mean, for any date of determination, the difference between (i) the aggregate Face Amount of Eligible Receivables in the Trust at the end of the Business Day immediately preceding such date of determination and (ii) the Aggregate Overconcentration Amount at the end of the Business Day immediately preceding such date of determination.

     "Aggregate Target Receivables Amount" shall mean, with respect to any date of determination, the sum of the Target Receivables Amount with respect to all Outstanding Series.

     "Agreement" shall mean this Amended and Restated Pooling and Servicing Agreement and all amendments hereof and supplements hereto, including, without limitation, each Supplement.

     "Allocated Receivables Amount" shall mean, with respect to any Outstanding Series, the amount specified in the related Supplement.

     "Amortization Period" shall mean, with respect to any Series, the period following the Revolving Period which shall be either the Scheduled Amortization Period or Early Amortization Period or any other amortization period, in each case as defined in any related Supplement.

     "Applicants" shall have the meaning specified in Section 6.7.

     "ARA Percentage Adjustment" shall mean, with respect to any increase in the Special Obligor Limit for The ARA Group Inc., the whole number equivalent of the amount by which such Special Obligor Limit is so increased.

     "Book-Entry Certificates" shall mean certificates evidencing a beneficial interest in the Certificates, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 6.10; provided, however, that after the occurrence of a condition whereupon book-entry registration and transfer are no longer permitted and Definitive Certificates are to be issued to the Certificate Owners, such Certificates shall no longer be "Book-Entry Certificates".

     "Business Day" shall mean any day other than (i) a Saturday or a Sunday or
(ii) another day on which banking institutions or trust companies in the State of New York generally or The City of New York are authorized or obligated by law, executive order or governmental decree to be closed.

     "Calculation Period" shall mean, for any Series, the period from and including a Settlement Date (or, in the case of the initial Calculation Period for such Series, the Issuance Date) to but excluding the succeeding Settlement Date.

     "Certificate" shall mean one of any Series of Investor Certificates, the Exchangeable Transferor Certificate or, if applicable, any Subordinated Transferor Certificate.

     "Certificate Owner" shall mean, with respect to a Book-Entry Certificate, the Person who is the owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such

Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

     "Certificate Rate" shall mean with respect to any Series of Certificates, the percentage interest rate (or formula on the basis of which such interest rate shall be determined) stated in the applicable Supplement.

     "Certificate Register" shall mean the register maintained pursuant to
Section 6.3, providing for the registration of the Certificates and transfers and exchanges thereof.

     "Certificateholder" shall mean the Person in whose name a Certificate is registered in the Certificate Register.

     "Certificateholders' Interest" shall have the meaning specified in subsection 4.1(b).

     "Chemical" shall mean Chemical Bank, a New York banking corporation, and its successors or assigns.

     "Class" shall mean, with respect to any Series, any one of the classes of Certificates of that Series as specified in the related Supplement.

     "Clearing Agency" shall mean each organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended.

     "Clearing Agency Participant" shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with such Clearing Agency.

     "Collection Account" shall have the meaning specified in subsection 4.1(a).

     "Collections" shall mean all collections and other proceeds received, and any other collections deemed to have been received, in respect of the Receivables transferred to the Trust, including Recoveries, together with all collections and other proceeds received in respect of the Related Security (including Recoveries) in the form of cash, checks, wire transfers or any other form of cash payment; provided, however, that Collections shall not include any Repurchase Payments.

     "Collector" shall mean any employee employed by the Master Servicer or any Servicer to collect payments in respect of Receivables in accordance with the Policies.

     "Corporate Trust Office" shall mean the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Agreement is located at 450 West 33rd Street,

15th Floor, New York, New York 10001 (Attention: Structured Finance Group -- ABS
Team).

     "Credit Agreement" shall mean the Credit Agreement, dated as of September 23, 1993, among US Foodservice Inc., various financial institutions from time to time party thereto, The Chase Manhattan Bank, N.A. and Chemical Bank, as Co-Agents, and The Chase Manhattan Bank, N.A. as Administrative Agent, as from time to time amended, modified, supplemented, extended, refinanced, renewed or replaced (provided any such replacement or refinancing shall be the "Credit Agreement" only if (a) the administrative agent or agent under such replacement credit agreement shall have served as either administrative agent, agent or co-agent under the predecessor Credit Agreement immediately prior to such replacement and (b) at least 60% of the aggregate commitments under such replacement credit agreement shall be held by financial institutions which were party to the predecessor Credit Agreement immediately prior to such replacement or refinancing).

     "Daily Collector" shall mean any Collector who, in accordance with the Policies of the Servicer employing such Collector, remits Collections on a daily basis for deposit in a Lockbox Account.

     "Daily Report" shall have the meaning specified in subsection 3.4(a).

     "Date of Processing" shall mean, with respect to any transaction, the date on which such transaction is first recorded on the Master Servicer's (or any Servicer's) computer file (without regard to the effective date of such recordation).

     "Days Past Due" shall mean, with respect to any Receivable, the number of days after the thirtieth day following the invoice date with respect thereto.

     "Defaulted Receivables" shall mean, with respect to any Settlement Period and with respect to each Originator other than White Swan and, in the case of White Swan, each White Swan Division, (i) all of such Originator's or such White Swan Division's Receivables previously transferred to the Trust which are or should be, in accordance with the Policies, classified as Write-Offs in such Settlement Period, (ii) all such Receivables previously transferred to the Trust in respect of which the number of Days Past Due of any portion of any payment is more than the related Defaulted Receivables Trigger with respect to such Originator or such White Swan Division and (iii) all such Receivables previously transferred to the Trust with respect to which the related Obligor is then the subject of any bankruptcy or similar proceeding.

     "Defaulted Receivables Trigger" shall mean, with respect to each Originator other than White Swan and, in the case of White Swan, each White Swan Division, the number of Days Past Due which is set forth opposite such Originator or such White Swan Division below:

     Originator/White Swan Divisions     Days Past Due
     -------------------------------     -------------

     F.H. Bevevino & Company, Inc.          61 days
     Biggers Brothers, Inc.                 6l days
     William E. Davis & Sons                31 days
     King's Foodservice, Inc.               61 days
     Roanoke Restaurant Service, Inc.       61 days
     Standard Food Service                  61 days
     White Swan Mainframe Divisions         61 days

     "Deficiency Amount" shall have, with respect to any Series, the meaning specified in the applicable Supplement.

     "Definitive Certificates" shall have the meaning specified in Section 6.10.

     "Deposit Date" shall have the meaning specified in subsection 4.1(e).

     "Depository" shall mean, with respect to any Series, the Clearing Agency designated as the "Depository" in the related Supplement.

     "Depository Agreement" shall mean, with respect to any Series, an agreement among the Transferor, the Trustee and a Clearing Agency, in a form reasonably satisfactory to the Clearing Agency and the Trustee.

     "Determination Date" shall mean, with respect to any Settlement Period, the date which is ten Business Days following the last day of such Settlement Period.

     "Dilutive Credits" shall mean, for any period, the aggregate amount of discount expense, rebates, refunds, billing error expense, credits against Receivables and other adjustments or allowances in respect of the Receivables permitted or incurred during such period by the Master Servicer, any Servicer or the Transferor but only to the extent the foregoing results in a decrease of the aggregate Face Amount of the Receivables.

     "Distribution Date" shall mean, for any Series (unless the Supplement with respect to such Series shall specify otherwise), the twenty-fifth day of the calendar month following the calendar month relating to such Settlement Period, or if such day is not a Business Day, the next succeeding Business Day.

     "Duff & Phelps" shall mean Duff & Phelps Credit Rating Co. or any successor thereto.

     "Early Amortization Event" shall have, with respect to any Series, each event specified in Section 9.1 of this Agreement and the meaning specified in any Supplement for such Series.

     "Eligible Institution" shall mean a depositary institution or trust company (which may include the Trustee) organized under the laws of the United States of America or any one of the states thereof or the District of Columbia; provided, however, that at all times such depositary institution or trust company is a member of the FDIC and has a certificate of deposit rating in the highest investment category granted by S&P (and, if rated by Duff & Phelps at such time, by Duff & Phelps).

     "Eligible Investments" shall mean negotiable instruments or securities or other investments (a) which, except in the case of demand or time deposits, investments in money market funds and Repos, are represented by instruments in bearer or registered form or ownership of which is represented by book entries by a Clearing Agency or by a Federal Reserve Bank in favor of depository institutions eligible to have an account with such Federal Reserve Bank who hold such investments on behalf of their customers and (b) which evidence:

          (i) direct obligations of, and obligations fully guaranteed as to full and timely payment by, the United States of America;

          (ii) demand deposits, time deposits or certificates of deposit of depository institutions or trust companies incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking or depository institution authorities; provided, however, that at the time of the Trust's investment or contractual commitment to invest therein, the short-term unsecured debt obligations of such depository institution or trust company shall have credit ratings from each Rating Agency in the highest investment category granted by such Rating Agency;

          (iii) commercial paper having, at the time of the Trust's investment or contractual commitment to invest therein, a rating from each Rating Agency in the highest investment category granted by such Rating Agency;

          (iv) bankers' acceptances issued by any depository institution or trust company referred to in (ii) above;

          (v) investments in money market funds having the highest investment category from each Rating Agency;

          (vi) time deposits (having maturities of not more than 30 days) or notes which are payable on demand by an entity the commercial paper of which has the highest investment category granted by each Rating Agency; and

     (vii) Repos.

     "Eligible Master Servicer" shall mean a Person which, at the time of its appointment as Master Servicer, (i) is legally qualified and has the corporate power and authority to service the Receivables transferred to the Trust, (ii) has demonstrated the ability to service a portfolio worth at least $75,000,000 of similar receivables in accordance with high standards of skill and care and
(iii) has a long-term unsecured debt rating of at least BBB- or its equivalent from Duff & Phelps and either Moody's or S&P.

     "Eligible Obligor" shall mean as of any date of determination, each Obligor in respect of a Receivable:

               (a) that is a United States resident;

               (b) that is not the United States or any instrumentality thereof;

               (c) that is not an Originator or an Affiliate of any Originator;

               (d) that is not the subject of any voluntary or involuntary bankruptcy proceeding; and

               (e) with respect to each Obligor which is among the Top Five Obligors for any Originator, no more than 25% of such Obligor's Receivables were more than 60 Days Past Due as at the end of the fiscal month immediately prior to the most recent Settlement Date (commencing with the Settlement Date in respect of the Settlement Period relating to the calendar month of December 1994) and as at each day thereafter up to and including such date of determination.

     "Eligible Receivable" shall mean, as of any date of determination, each Receivable owing by an Eligible Obligor in existence as of such date:

               (a) that constitutes an account within the meaning of Section 9-106 of the UCC of the State the law of which governs the perfection of the interest granted in it or that constitutes chattel paper within the meaning of Section 9-105 of such UCC or that constitutes a general intangible (to the extent that such Receivable includes sales or other similar taxes) within the meaning of Section 9-106 of such UCC;

               (b) that is not a Defaulted Receivable and is not, as of its purchase date, more than 30 Days Past Due;

               (c) the goods related to which shall have been delivered to the relevant Eligible Obligor or services related to which shall have been performed and the

     Receivable shall have been invoiced and such goods or services shall have been accepted by such Eligible Obligor;

               (d) that is denominated and payable only in United States dollars in the United States;

               (e) that arose in the ordinary course of business from the sale of goods or services of an Originator and in accordance with the Policies of such Originator;

               (f) that does not contravene any applicable law, rule or regulation or contract between the applicable Originator and such Obligor and in connection with which the applicable Originator or any party to such contract is not in violation of any law, rule or regulation;

               (g) that arises under an agreement having a maximum repayment tenor not in excess of 60 days from the invoice date and that is aged from its invoice date on the basis of a current period of 30 days or fewer;

               (h) that is an account receivable representing all or part of the sales price of merchandise, insurance or services within the meaning of
     Section 3(c)(5) of the Investment Company Act of 1940, as amended (other than the portion thereof, if any, representing sales or other similar taxes);

               (i) that is not a Receivable purchased by an Originator from any Person;

               (j) that is not a Receivable for which the applicable Originator has established an offsetting specific reserve;

               (k) that is not a Receivable in respect of which the applicable Originator has (i) entered into an arrangement with the Obligor pursuant to which payment of any portion of the purchase price has been extended or deferred, whether by means of a promissory note or by any other means, to a date more than 60 days from the invoice date or (ii) altered the basis of the aging from the initial due date for payment;

               (l) all right, title and interest in which has been validly sold by the applicable Originator to the Transferor pursuant to the Receivables Purchase Agreement;

               (m) with respect to which all material consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given by the Originator in connection with the creation of such Receivable have been duly obtained, effected or given and are in full force and effect;

               (n) with respect to which the Originator is not in default in any material respect under the terms of the contract, if any, from which such Receivable arose;

               (o) which has been the subject of either (i) a valid transfer and assignment from the Transferor to the Trust of all the Transferor's right, title and interest therein (including any proceeds thereof) which results in the Trust having good title thereto free and clear of all Liens, encumbrances, charges and security interests, other than Liens permitted pursuant to subsection 2.7(b) or (ii) the grant of a first priority perfected security interest therein (and in the proceeds thereof), effective until the termination of the Trust;

               (p) with respect to which the Originator or its designee has duly given all notices of assignment in form and substance required by, and is otherwise in compliance in all respects with, applicable law, all such notices are in full force and effect to permit the legal, valid and enforceable transfer of such Receivable by the Originator to the Transferor and such Receivable is not subject to any right of rescission, setoff, counterclaim or any other defense that is enforceable against the Transferor, provided that such Receivable shall be an Eligible Receivable to the extent of the outstanding amount thereof minus the amount of such rescission, set-off, counterclaim or defense;

               (q) that will at all times be the legal, valid and binding payment obligation of the Obligor thereon, enforceable against such Obligor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

               (r) on the Receivables Purchase Date of which, neither the Transferor nor the Originator has (i) taken any action that would impair the rights of the Trust or the Certificateholders therein or (ii) failed to take any action that was necessary to avoid impairing the rights of the Trust or the Certificateholders therein;

               (s) with respect to which each of the representations and warranties made by the Originator thereof in the Receivables Purchase Agreement is true and correct in all material respects and such Originator was not at the date of sale thereof subject to any proceeding under any bankruptcy, insolvency, reorganization or similar laws; and

          (t) with respect to which, if the Obligor was an Affiliate (as such term is defined herein but without giving effect to the last sentence of such definition) of the Originator, the terms and conditions of such Receivable are substantially as favorable to such Originator as would be obtainable by such Originator at the time in a comparable arm's length transaction with a Person other than an Affiliate (as such term is used in this clause).

     "Eligible Segregated Account" shall mean any account established in accordance with the terms of subsection 3.1(h) (ii).

     "Eligible Segregated Account Bank" shall mean any bank or depositary institution with whom there has been established an Eligible Segregated Account.

     "Enhancement" shall mean, with respect to any Series, (i) the funds on deposit in or credited to any bank account (or subaccount thereof) of the Trust,
(ii) any letter of credit, guaranteed rate agreement, maturity guaranty facility, tax protection agreement, interest rate swap, currency swap or other contract, agreement or arrangement, in each case for the benefit of any Certificateholders of such Series, as designated in the applicable Supplement and/or (iii) the subordination of one Class of Certificates in a Series to another Class in such Series.

     "Enhancement Provider" shall mean, with respect to any Series, that Person, if any, designated as such in the applicable Supplement.

     "ERISA" shall mean the Employee Retirement Income Security Act of l974, as amended from time to time.

     "Exchange" shall mean either of the procedures described under Section 6.9.

     "Exchange Date" shall have the meaning, with respect to any Series issued pursuant to an Exchange, specified in Section 6.9.

     "Exchange Notice" shall have the meaning, with respect to any Series issued pursuant to an Exchange, specified in Section 6.9.

     "Exchangeable Transferor Certificate" shall mean the certificate executed by the Transferor and authenticated by the Trustee, substantially in the form of Exhibit A and exchangeable as provided in Section 6.9.

     "Existing P&S Agreement" shall have the meaning specified in the recitals hereto.

     "Face Amount" shall mean, with respect to each Receivable at any time, the dollar amount reflected on the books and records of the related Originator as owing by an Obligor at such time for goods or services provided to such Obligor by such Originator.

     "Fractional Undivided Interest" shall mean the fractional undivided interest in the Certificateholders' Interest evidenced by an Investor Certificate.

     "GAAP" shall mean generally accepted accounting principles in the United States as in effect from time to time.

     "General Opinion" shall mean, with respect to any action, an Opinion of Counsel to the effect that (i) such action has been duly authorized by all necessary corporate action on the part of the Master Servicer and the Transferor and (ii) such action constitutes a legal, valid and binding obligation of the Master Servicer and the Transferor enforceable in accordance with the terms thereof, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect, affecting the enforcement of creditors' rights and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

     "Governmental Authority" shall mean the United States of America, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Indebtedness" shall mean, with respect to any Person at any date, (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current liabilities incurred in the ordinary course of business and payable in accordance with customary trade practices) or which is evidenced by a note, bond, debenture or similar instrument, (ii) all obligations of such Person under capital leases, (iii) all obligations of such Person in respect of acceptances issued or created for the account by such Person, (iv) the face amount of any indebtedness guaranteed by such Person pursuant to any written agreement, (v) the amount of exposure (determined in accordance with standard International Swap Dealers Association, Inc. documentation) of such Person under any swap arrangement and (vi) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof.

     "Independent Public Accountants" shall mean any of (a) Arthur Andersen & Co., (b) Deloitte & Touche, (c) Coopers & Lybrand, (d) Ernst & Young, (e) KPMG Peat Marwick, (f) Price Waterhouse and (g) any other nationally recognized independent public accountants approved by each Rating Agency.

     "Ineligible Receivable" shall have the meaning specified in Section 2.5.

     "Initial Closing Date" shall mean (i) with respect to each Initial Servicer (or Originator), all Receivables originated by such party, all Related Security with respect to such Receivables and all Lockbox Accounts to which payments on such Receivables are made, September 23, 1993 and (ii) with respect to each New Servicer, (or Originator), all Receivables originated by such party, all Related Security with respect to such Receivables and all Lockbox Accounts to which payments on such Receivables are made, the date on which such party shall become a party hereto.

     "Initial Invested Amount" shall mean, with respect to any Series, the amount stated as such in the applicable Supplement.

     "Initial Servicers" shall mean the collective reference to each Servicer which was a party to the Existing P&S Agreement.

     "Insolvency Event" shall mean the occurrence of any one or more of the events specified in paragraphs (a) or (b) of section 9.1.

     "Intercreditor Agreement" shall mean the intercreditor agreement dated as of September 23, 1993 between the Trustee and The Chase Manhattan Bank, N.A., as collateral agent, as the same may be amended, supplemented or otherwise modified from time to time.

     "Internal Operating Procedures Memorandum" shall mean the Internal Operating Procedures Memorandum in the form attached hereto as Exhibit J.

     "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     "Invested Amount" shall have, with respect to any Series, the meaning specified in the applicable Supplement.

     "Invested Percentage" shall have, with respect to any Series, the meaning specified in the applicable Supplement.

     "Investment Earnings" shall have the meaning specified in subsection
4.1(c).

     "Investor Certificateholder" shall mean the holder of record of, or the bearer of, an Investor Certificate.

     "Investor Certificates" shall mean the Certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form attached to the applicable Supplement, but shall not include the Exchangeable Transferor Certificate, any Subordinated Transferor Certificate or any other Certificate held by the Transferor.

     "Investor Exchange" shall have the meaning specified in Section 6.9.

     "Issuance Date" shall mean, with respect to any Series, the date of issuance of such Series, as specified in the related Supplement.

     "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, participation interest, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC or comparable law of any jurisdiction to evidence any of the foregoing; provided, however, that any assignment permitted by Section 8.2 shall not be deemed to constitute a Lien.

     "Lockbox" shall mean the post office boxes listed on Schedule 3 to which the Obligors are instructed to remit payments on the Receivables and/or such other post office boxes as may be established pursuant to subsection 3.1(h).

     "Lockbox Account" shall mean the intervening account used by a Lockbox Processor for deposit of funds received in a Lockbox prior to their transfer to the Collection Account.

     "Lockbox Agreement" shall mean a lockbox agreement in the form set forth as Exhibit B.

     "Lockbox Processor" shall mean the depositary institution or processing company (which may be the Trustee) which processes payments on the Receivables sent by the Obligors thereon forwarded to a Lockbox.

     "Master Servicer" shall initially mean US Foodservice Inc.. a Delaware corporation, in its capacity as Master Servicer under this Agreement, and, after any Service Transfer, the Successor Master Servicer.

     "Master Servicer Default" shall have the meaning specified in Section 10.1.

     "Monthly Servicing Fee" shall have the meaning specified in Section 3.2.

     "Monthly Settlement Statement" shall have the meaning specified in Section 3.4(b).

     "Moody's" shall mean Moody's Inventors Service, Inc. or any successor thereto.

     "New Servicers" shall mean the collective reference to each Servicer which was not a party to the Existing P&S Agreement but which has been added as a Servicer hereunder.

     "Obligor" shall mean, with respect to any Receivable, the party obligated to make payments for goods or services in connection therewith.

     "Obligor Limit" shall mean, at any time of determination, (i) with respect to any Eligible Obligor other than a Special Obligor, 2.5% of the Face Amount of all Receivables in the Trust at such time, and (ii) with respect to any Special Obligor, the Special Obligor Limit designated in respect thereof. For purposes of applying the Obligor Limit, all Eligible Obligors that are, to the knowledge of the Transferor, the Master Servicer or any Originator, Affiliates of each other shall be deemed to be a single Eligible Obligor.

     "Officer's Certificate" shall mean, unless otherwise specified in this Agreement, a certificate signed by the Chairman of the Board, Vice Chairman of the Board, President, Chief Financial Officer, any Vice President or Treasurer of the Master Servicer or the Transferor or, in the case of a Successor Master Servicer, a certificate signed by a Vice President and the financial controller (or an officer holding an office with equivalent or more senior responsibilities) of such Successor Master Servicer.

     "Opinion of Counsel" shall mean a written opinion of counsel, who may be internal counsel to the Transferor or the Master Servicer, designated by the Transferor or the Master Servicer which is reasonably acceptable to the Trustee.

     "Optional Repurchase Percentage" shall mean, with respect to any Series, the percentage stated as such in the applicable Supplement.

     "Originator" shall mean each of the subsidiaries of US Foodservice Inc. which is a party to the Receivables Purchase Agreement from time to time.

     "Outstanding Series" shall mean, at any time, a Series issued pursuant to an effective Supplement for which the Series Termination Date for such Series has not occurred.

     "Overconcentration Amount" shall mean, for each Eligible Obligor as of any date of determination, the excess, if any, of the aggregate amount of Eligible Receivables of such Obligor over the Obligor Limit of such Eligible Obligor.

     "Parent Note" shall have the meaning specified in the Receivables Purchase Agreement.

     "Paying Agent" shall mean any paying agent and co-paying agent appointed pursuant to Section 6.6 and, unless otherwise specified in the related Supplement of any Series and with respect to such Series, shall initially be Chemical.

     "Permitted Liens" shall mean, at any time, (i) any Liens for taxes if such taxes shall not at such time be due and payable or if the Transferor shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto and (ii) Liens on returned goods arising under the Perishable Agricultural Commodities Act and the Packers and Stockyard Act; provided, however, Permitted Liens may not in the aggregate materially detract from the value of the Receivables.

     "Person" shall mean any legal person, including any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, governmental entity or other entity of similar nature.

     "Plan" shall mean, at a particular time, any employee benefit plan which is covered by ERISA.

     "Policies" shall mean, with respect to any Originator other than White Swan and, in the case of White Swan, any White Swan Division, such written credit and collection policies as they have been applied by such Originator or such White Swan Division in the ordinary course of its business prior to the date such Person became an Originator or a White Swan Division (which policies as at the date hereof are set forth in Exhibit H hereto), in each case as the same may be amended from time to time in accordance with the Receivables Purchase Agreement.

     "Potential Early Amortization Event" shall mean an event which, with the giving of notice and/or the lapse of time, would constitute an Early Amortization Event hereunder or under any Supplement.

     "Potential Master Servicer Default" shall mean an event which, with the giving of notice and/or the lapse of time, would constitute a Master Servicer Default hereunder or under any Supplement.

     "Principal Terms" shall have the meaning, with respect to any Series issued pursuant to an Exchange, specified in Section 6.9.

     "Rating Agency" shall mean, with respect to each Outstanding Series, any rating agency or agencies designated as such in the related Supplement.

     "Rating Agency Condition" shall mean, with respect to any action, that each Rating Agency shall have notified the Transferor, the Master Servicer, any Agent, each Enhancement Provider and the Trustee in writing that such action will not result in a reduction or withdrawal of the rating of any Outstanding Series with respect to which it is a Rating Agency.

     "Receivable" shall mean the indebtedness and payment obligation of an Obligor to an Originator arising from the sale of goods or services by such Originator other than White Swan and, in the case of White Swan, by White Swan and identified on the books and records of White Swan as supplied by the White Swan Divisions; and shall include the right to payment of any interest, sales taxes, finance charges, returned check or late charges and other obligations of such Person with respect thereto. Indebtedness and other obligations arising from any one transaction, including, without limitation, indebtedness and other obligations represented by an individual invoice or agreement, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other obligations arising from any other transaction.

     "Receivables Purchase Agreement" shall mean the Amended and Restated Receivables Purchase Agreement, dated as of the date hereof, among US Foodservice Inc., each of the subsidiaries of US Foodservice Inc. from time to time party thereto and USFAR Inc., as from time to time amended, supplemented or otherwise modified.

     "Receivables Purchase Date" shall mean, with respect to any Receivable, the Business Day on which the Transferor purchases such Receivable from an Originator and transfers such Receivable to the Trust.

     "Receivables Record" shall have the meaning ascribed thereto in subsection 2.1(c).

     "Record Date" shall mean, with respect to any Series, the date specified as such in the applicable Supplement.

     "Records" means all contracts and other documents, books, records and other information (including without limitation computer programs, tapes, discs, punch cards, data processing software, and related property and rights) maintained with respect to Receivables and the related Obligors.

     "Recoveries" shall mean all amounts received (net of out-of-pocket third-party costs of collection) by the Master Servicer or any Servicer with respect to Defaulted Receivables.

     "Related Documents" shall mean this Agreement, each Supplement with respect to any Outstanding Series, the Receivables Purchase Agreement, the Intercreditor Agreement, the Lockbox Agreements, the Certificates and any other documents delivered pursuant to or in connection therewith.

     "Related Security" shall mean, with respect to each Receivable transferred to the Trust:

          (a) all of the applicable Originator's interest in the goods (including returned goods), if any, relating to the sale which gave rise to such Receivable;

          (b) all other security interests or Liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the contract related to such Receivable or otherwise, together with all financing statements signed by an Obligor describing any collateral securing such Receivable;

          (c) all guarantees, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the contract related to such Receivable or otherwise; and

          (d) all equipment in all its forms, wherever located, now or hereafter existing (including all software, data bases, materials, books, records, magnetic tapes, disks and cassettes) relating to the Receivables and all other equipment in which information concerning the Receivables is stored, and all parts thereof and accessions thereto;

     "Remote Collector" shall mean any Collector other than a Daily Collector.

     "Repos" shall mean repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United states of America (collectively, "Eligible Collateral"), in either case entered into with (i) a depository institution or trust company (acting as principal) described in clause (ii) of the definition of Eligible Investments or (ii) any other depository institution or trust company or any other Person who is a member of the Securities Investor Protection Corporation so long as such Eligible Collateral (A) has an aggregate market value as determined by the Master Servicer on a weekly basis of not less than 107% of the repurchase liability under such agreement, including accrued interest; (B) is deposited with the Trustee or with a Federal Reserve Bank for the account of the Trustee or with a bank or trust company that is acting solely as agent for the Trustee and has a combined net capital and surplus of at least $250,000,000; (C) is subject to a perfected first priority security interest in favor of the Trustee; and (D) is free and clear of Liens of third parties; provided, however, in the event that on any weekly determination date the aggregate market value of the Eligible Collateral as determined by the Master Servicer pursuant to clause (A) is less than 107% of the repurchase liability under such repurchase agreement, including accrued interest (such shortfall being hereinafter referred to as the "Repo Collateral Shortfall"), the Master Servicer shall so notify the repurchase obligor, and in the event that, after the expiration of two Business Days following such valuation, such repurchase obligor has not deposited with the Trustee additional Eligible Collateral having an aggregate market value on the date of deposit at least equal to the Repo Collateral Shortfall, the

Trustee, at the direction of the Master Servicer, shall promptly sell the Eligible Collateral relating to such repurchase agreement and invest the proceeds of such sale that are in excess of the amounts required to be remitted to the repurchase obligor in Eligible Investments specified by the Master Servicer pursuant to Section 4.1.

     "Repurchase Payments" shall mean the collective reference to payments of Transfer Deposit Amounts and Servicer Repurchase Amounts.

     "Repurchase Terms" shall mean, with respect to any Series, the terms and conditions under which the Transferor may repurchase such Series pursuant to
Section 12.2, as modified by the related Supplement.

     "Required Reserve Percentage" shall have, with respect to any Outstanding Series, the definition assigned to such term in the related Supplement.

     "Requirements of Law" for any Person shall mean the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether federal, state or local (including, without limitation, usury laws, and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System).

     "Responsible Officer" shall mean (i) when used with respect to the Trustee, any officer within the Corporate Trust Office of the Trustee including any Senior Trust Officer, Trust Officer or Assistant Trust Officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and (ii) when used with respect to any other Person in connection with a particular matter, any authorized officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     "Revolving Period" shall have, with respect to any Outstanding Series, the definition assigned to such term in the related Supplement.

     "Scheduled Amortization Period" shall have, if applicable with respect to any Outstanding Series, the definition assigned to such term in the related Supplement.

     "Series" shall mean any series of Investor Certificates, the terms of which are set forth in a Supplement.

     "Series Account" shall mean any deposit, trust, escrow, reserve or similar account maintained for the benefit of the

Investor Certificateholders of any Series or Class, as specified in any Supplement.

     "Series Collection Subaccount" shall have the meaning specified in subsection 4.1(a).

     "Series Collection Sub-subaccount" shall have the meaning specified in subsection 4.1(a).

     "Series Non-Principal Collection Sub-subaccount" shall have the meaning specified in subsection 4.1(a).

     "Series Principal Collection Sub-subaccount" shall have the meaning specified in subsection 4.1(a).

     "Series Termination Date" shall mean, with respect to any Series, the date specified as such in the Supplement relating to such Series.

     "Service Transfer" shall have the meaning specified in Section 10.1.

     "Servicer" shall have the meaning assigned in the preamble to this Agreement.

     "Servicer Repurchase Amount" shall have the meaning specified in
Section 3.3.

     "Servicing Fee" shall have the meaning specified in Section 3.2.

     "Servicing Fee Percentage" shall mean 1% per annum.

     "Servicing Officer" shall mean any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Receivables whose name appears on a list of servicing officers furnished to the Trustee by the Master Servicer as such list may from time to time be amended.

     "Settlement Date" shall mean, with respect to any Settlement Period, the day following the related Determination Date.

     "Settlement Period" shall mean each fiscal month of the Master Servicer. The fiscal months through December 1999 of the Master Servicer are set forth on
Schedule 5.

     "S&P" shall mean Standard and Poor's Ratings Group (a division of McGraw Hill Inc.) or any successor thereto.

     "Special Obligor" shall mean each Eligible Obligor whose name is set forth on Schedule 6 which Schedule may be amended from time to time upon the satisfaction of the Rating Agency Condition.

     "Special Obligor Limit" shall mean, with respect to any Special Obligor, the percentage set forth opposite the name of such Special Obligor on Schedule 6, which percentage may be amended from time to time in the manner provided in the definition of "Special Obligor"; provided that, at any time when the Face Amount of the Receivables of The ARA Group Inc. exceeds the Special Obligor Limit then in effect for The ARA Group Inc., such Special Obligor Limit may be increased upon notice by the Master Servicer to the Trustee, up to a percentage equal to 5.5%, so long as, concurrently with any such increase, the Loss Reserve Floor (as defined in each applicable Supplement) is increased by an amount equal to the ARA Percentage Adjustment; provided, further, that such Special Obligor Limit and Loss Reserve Floor may be subsequently decreased upon notice by the Master Servicer to the Trustee.

     "Subordinated Note" shall have the meaning specified in the Receivables Purchase Agreement.

     "Subordinated Transferor Certificate" shall mean any Certificate issued to the Transferor pursuant to the Supplement for any Series which represents an interest in the Trust Assets which is subordinated to the Investor Certificates of such Series.

     "Successor Master Servicer" shall have the meaning specified in subsection 10.2(a).

     "Supplement shall mean, with respect to any Series, a supplement to this Agreement complying with the terms of Section 6.9, executed in conjunction with the issuance of any Series and substantially in the form of Exhibit E.

     "Target Receivables Amount" shall mean, with respect to any Outstanding Series, the amount specified in the related Supplement.

     "Tax Opinion" shall mean, with respect to any action, an opinion of counsel of one or more law firms which are not unacceptable to the Trustee to the effect that, for federal income tax and Pennsylvania income tax purposes, (i) such action will not adversely affect the characterization as debt or as an interest in a partnership (other than a partnership taxable as a corporation), as the case may be, of any Investor Certificates not retained by the Transferor of any Outstanding Series or Class, (ii) such action will not cause or constitute a sale, exchange or other disposition by the Transferor or the Trust of the Trust Assets, or by the Investor Certificateholders of such Certificateholders' Certificates of any Outstanding Series or Class and (iii) in the case of subsection 6.9(b), the Investor Certificates of the new Series which are not retained by the Transferor will be characterized as debt or as an interest in a partnership (other than a partnership taxable as a corporation).

     "Termination Notice" shall have the meaning specified in Section 10.1.

     "Top Five Obligors" shall mean, with respect to any Originator, the five Obligors with the greatest aggregate Face Amount of Receivables generated by such Originators.

     "Transfer Agent and Registrar" shall have the meaning specified in Section
6.3 and shall initially be Chemical.

     "Transfer Deposit Amount" shall have the meaning specified in subsection 2.5(b).

     "Transfer Deposit Date" shall have the meaning specified in subsection 2.5(b).

     "Transferred Agreement" shall have the meaning assigned in subsection
2.1(b).

     "Transferor" shall mean USFAR Inc., a Delaware corporation.

     "Transferor Amount" shall mean, for any date of determination, an amount equal to (i) the Aggregate Receivables Amount on such date minus (ii) the Aggregate Allocated Receivables Amount on such date, but in no event less than zero.

     "Transferor Collection Subaccount" shall have the meaning specified in subsection 4.1(a).

     "Transferor Exchange" shall have the meaning specified in subsection
6.9(b).

     "Transferor Interest" shall have the meaning specified in subsection
4.1(b).

     "Transferor's Percentage" shall mean, with respect to Collections, (i) 100% minus (ii) the Aggregate Invested Percentage applicable to such Collections, but in no event less than zero.

     "Trust" shall mean the USFAR Master Trust created by this Agreement.

     "Trust Assets" shall have the meaning specified in Section 2.1.

     "Trust Termination Date" shall have the meaning specified in subsection 12.1(a).

     "Trustee" shall mean the institution executing this Agreement as trustee, or its successor in interest, or any successor trustee appointed as herein provided.

     "UCC" shall mean the Uniform Commercial Code, as amended from time to time, as in effect in any specified jurisdiction.

     "Waiver Percentage" shall mean, with respect to any Series, the percentage so designated in the Supplement relating to such Series.

     "White Swan" shall mean White Swan, Inc.

     "White Swan Divisions" shall mean the following operating divisions of White Swan, the Receivables of which are sold to the Transferor pursuant to the Receivables Purchase Agreement: William E. Davis & Sons, Standard Food Service and each White Swan Mainframe Division; provided that "White Swan Divisions" shall (i) exclude any such division which has been terminated as a "White Swan Division" and (ii) include any additional division of White Swan which has been added as a "White Swan Division", in each case, in accordance with the Receivables Purchase Agreement.

     "White Swan Mainframe Divisions" shall mean the collective reference to the following operating divisions of White Swan: White Swan-Austin, White Swan-Dallas, White Swan-Lubbock and White Swan-Lakeland.

     "Write-Offs" shall mean, for any period, with respect to the Receivables originated by any Originator, the aggregate amount of such Receivables that are written off or reserved for during such period as uncollectible in accordance with the Policies of such Originator.

     Section 1.2 Other Definitional Provisions. (a) All terms defined in this Agreement or in any Supplement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

          (b) As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in Section 1.1, and accounting terms partly defined in Section 1.1 to the extent not defined, shall have the respective meanings given to them under GAAP. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under GAAP, the definitions contained herein shall control.

          (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, Subsection, Schedule and Exhibit references contained in this Agreement are references to Sections, Subsections, Schedules and Exhibits in or to this Agreement unless otherwise specified.

          (d) The definitions contained in Section 1.1 are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.


                                   ARTICLE II

                           CONVEYANCE OF RECEIVABLES;
                            ISSUANCE OF CERTIFICATES

          Section 2.1    Conveyance of Receivables.

          (a) By execution of this Agreement, the Transferor does hereby transfer, assign, set over and otherwise convey to the Trustee for the benefit of the Certificateholders, and does hereby grant a first priority perfected security interest to the Trustee for the benefit of the Certificateholders to secure the obligations of the Transferor hereunder, including any obligation to repay the Aggregate Invested Amount, and all amounts payable pursuant to the Certificates, without recourse (except as specifically provided herein), all of its right, title and interest in, to and under:

          (i) all Receivables owned by the Transferor at the close of business on the first Initial Closing Date and all Receivables thereafter acquired by the Transferor from time to time until the Trust Termination Date;

          (ii) all Collections and all monies due or to become due and all amounts received with respect thereto and all proceeds (including, without limitation, whatever is received upon the sale, exchange, collection or other disposition of the foregoing and all "proceeds" as defined in Section 9-306 of the UCC as in effect in the State of New York) thereof, including all Recoveries relating thereto;

          (iii)  the Related Security; and

          (iv) all rights (including rescission, replevin or reclamation) relating to any Receivable transferred to the Trust or arising therefrom.

          (b) The Transferor hereby transfers, assigns, sets over and otherwise conveys to the Trustee for the benefit of the Certificateholders, and grants to the Trustee, for the benefit of the Certificateholders, a first priority perfected security interest in all its right, title and interest in, to and under the following: the Receivables Purchase Agreement, including (i) all rights of the Transferor to receive monies due and to become due under or pursuant to such agreement, whether payable as fees, expenses, costs or otherwise, (ii) all rights of the Transferor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to such agreement, including without limitation, the proceeds of any surety bond on employees, including Collectors, with respect to the collection and processing of payments with respect to the Receivables, (iii) claims of the Transferor for damages arising out of or for breach of or default under such agreement, (iv) the right of the Transferor to amend, waive or terminate such agreement, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder and (v) all other rights, remedies, powers, privileges and claims of the Transferor under or in connection with such agreement (whether arising pursuant to such agreement or otherwise available to the Transferor at law or in equity), including the rights of the Transferor to enforce such agreement and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or in connection therewith (all of the foregoing, the "Transferred Agreement").

          (c) In addition, to secure the obligations of the Transferor hereunder and all amounts payable pursuant to the Certificates, the Transferor hereby grants to the Trustee for the benefit of the Certificateholders a first priority perfected security interest in all right, title and interest of the Transferor in, to and under the following, whether now owned or hereafter acquired:

               (i)  all the following (the "Accounts"):

                    (A) the Collection Account, each Eligible Segregated Account and each Lockbox Account, all funds and other evidences of payment held therein and all certificates and instruments, if any, from time to time representing or evidencing any of such Accounts or any funds and other evidences of payment held therein;

                    (B) any operating account or other accounts of the
               Transferor, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing any such account or any funds held therein;

                    (C) all Eligible Investments and all certificates and
               instruments from time to time representing or evidencing the Eligible Investments;

                    (D) all notes, certificates of deposit and other instruments from time to time hereafter delivered to, or otherwise possessed by, the Trustee for and on behalf of the Transferor in substitution for or in addition to any of the then existing Accounts; and

                    (E) all interest, dividends, cash, instruments and other
               property from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of the then existing Accounts; and

          (ii) all proceeds of or payments in respect of any and all of the foregoing (including proceeds that constitute property of the types described in paragraph (i) above and including Collections) and, to the extent not otherwise included, all payments under insurance (whether or not the Trustee is the loss payee in respect thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the Trust Assets.

Such property described in the foregoing clauses (a) through (c), together with all Eligible Investments and all monies on deposit in the Collection Account and any other bank account or accounts maintained for the benefit of any Certificateholders and all monies available under any Enhancement to be provided by any Enhancement Provider for any Series for payment to Certificateholders shall constitute the assets of the Trust (the "Trust Assets").

          Notwithstanding the assignment of the Transferred Agreement set forth above, the Transferor does not hereby assign or delegate any of its duties or obligations under the Receivables Purchase Agreement to the Trust and the Trust does not accept such duties or obligations, and the Transferor shall continue to have the right and the obligation to purchase Receivables from the Originators thereunder from time to time. The foregoing transfer, assignment, set-over and conveyance does not constitute and is not intended to result in a creation or an assumption by the Trust, the Trustee or any Investor Certificate-holder of any obligation of the Master Servicer, the Transferor, any Originator or any other Person in connection with the Receivables or under any agreement or instrument relating thereto, including, without limitation, any obligation to any Obligors.

          In connection with such transfer, the Transferor agrees, on or prior to the Initial Closing Date and at all times thereafter, to record and file, at its own expense, any financing statements (and continuation statements with respect to such financing statements when applicable) with respect to the Receivables now existing and hereafter created meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the transfer and assignment of the Receivables to the Trust, and to deliver a file-stamped copy of such financing statement or other evidence of such filing to the Trustee on or prior to the date of issuance of any Certificates. The Trustee shall be under no obligation whatsoever to file such financing statement, or a continuation statement to such financing statement, or to make any other filing under the UCC in connection with such transfer. The Trustee shall be entitled to conclusively rely on the filings made by or on behalf of the Transferor without any independent investigation.

          In connection with such transfer, the Transferor further agrees, at its own expense, (a) on or prior to the Initial Closing Date with respect to any Originator, to indicate, or to cause to be indicated, in its computer files (if any) or other records or books and to cause each of such Originators to indicate in its records that Receivables have been conveyed to the Transferor or the Trust, as the case may be, pursuant to the Receivables Purchase Agreement or this Agreement, respectively, for the benefit of the Certificateholders and (b) on or prior to the Initial Closing Date with respect to any Originator, and monthly thereafter (which monthly period shall correspond to the Settlement Period addressed in the relevant Monthly Settlement Statement) (or, in the event of the occurrence and continuance of a Potential Early Amortization Event, weekly, or more frequently if requested by the Trustee), to deliver or cause to be delivered to the Trustee computer tapes or disks or other electronic media reasonably acceptable to the Trustee containing a true and complete list of all Receivables transferred to the Trust specifying for each such Receivable, as of the immediately preceding Settlement Date, such information as the Trustee may reasonably require (the "Receivables Record"); provided, however, that until the Settlement Date following the first full Settlement Period to occur after the date hereof, the Transferor may deliver or cause to be delivered to the Trustee in lieu of such Receivables Record a computer file printout (and, to the extent available, computer tapes or disks) or microfiche list containing a true and complete list of all Receivables transferred to the Trust specifying for each such Receivable, as of the date of delivery, (i) the identification or reference number assigned to such Receivables by the Transferor and (ii) the Face Amount of such Receivables.

          Section 2.2 Acceptance by Trustee. (a) The Trustee hereby acknowledges its acceptance on behalf of the Trust of all right, title and interest to the property, now existing and hereafter created, transferred to the Trust pursuant to Section 2.1 and declares that it shall maintain such right, title and interest, upon the trust herein set forth, for the benefit of all Certificateholders. The Trustee further acknowledges that, prior to or simultaneously with the execution and delivery of this Agreement, the Transferor delivered or caused to be delivered to the Trustee the computer file printout or microfiche list described in the last paragraph of Section 2.1.

          (b) The Trustee shall have no power to create, assume or incur indebtedness or other liabilities in the name of the Trust other than as contemplated in this Agreement.

          Section 2.3 Representations and Warranties of the Transferor Relating to the Transferor. The Transferor hereby represents and warrants to the Trustee and the Trust, for the benefit of the holders of Certificates of each Outstanding Series, (x) as of the Issuance Date of such Series and (y) as of each Receivables Purchase Date, unless, in either case, otherwise stated in the Supplement relating to such Series, that:

          (a) Organization and Good Standing. The Transferor is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware and has full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement, the Receivables Purchase Agreement and any Supplement and to execute and deliver to the Trustee pursuant hereto the Certificates.

          (b) Due Qualification. The Transferor is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements), and has obtained all necessary licenses and approvals in each jurisdiction in which the conduct of its business requires such qualification except where the failure to so qualify or obtain licenses or approvals would not render any Receivable unenforceable by the Transferor or the Trust or would not have a material adverse affect on the Certificateholders' Interest.

          (c) Due Authorization. The execution and delivery of this Agreement and the Related Documents and the execution and delivery to the Trustee of the Certificates by the Transferor and the consummation of the transactions provided for in this Agreement and the Related Documents, have been duly authorized by the Transferor by all necessary corporate action on the part of the Transferor. This Agreement and each of the other Related Documents to which it is a party have been duly executed and delivered by the Transferor.

          (d) Enforceability. This Agreement, each of the Related Documents then in effect and the Supplement relating to such Series, each constitute legal, valid and binding obligations of the Transferor enforceable against the Transferor in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

          (e) No Conflict. The execution and delivery of this Agreement, the Related Documents and the Certificates, the performance of the transactions contemplated by this Agreement and the Related Documents and the fulfillment of the terms hereof by the Transferor, will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Transferor is a party or by which it or its properties are bound or (ii) result in, or require, the creation or imposition of any Lien upon or with respect to any of the properties now owned or hereafter acquired by the Transferor other than as specifically contemplated by this Agreement.

          (f) No Violation. The execution and delivery of this Agreement, the Related Documents executed and delivered on or prior to such Issuance Date and the Certificates, the performance of the transactions contemplated by this Agreement or the Related Documents and the fulfillment of the terms hereof or thereof applicable to the Transferor, will not conflict with or violate any Requirement of Law applicable to the Transferor.

          (g) No Proceedings. There are no proceedings or, to the best knowledge of the Transferor, investigations, pending or threatened against the Transferor, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement, any of the Related Documents or the Certificates, (ii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Related Documents or the Certificates, (iii) seeking any determination or ruling that, in the reasonable judgment of the Transferor, would materially and adversely affect the performance by the Transferor of its obligations under this Agreement or the Related Documents, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement, the Related Documents or the Certificates or (v) which could reasonably be expected to affect adversely the income tax or franchise tax attributes of the Trust under the United States federal or any state income or franchise tax systems.

          (h) All Consents Required. All filings (except for filings under the UCC required by this Agreement) with and approvals, authorizations, consents, orders or other actions of any Person or any Governmental Authority required in connection with the execution and delivery by the Transferor of this Agreement, the Related Documents and the Certificates, the performance by the Transferor of the transactions contemplated by this Agreement and the Related

     Documents and the fulfillment by the Transferor of the terms hereof or thereof have been made or obtained and are in full force and effect.

          (i) Compliance with Law. All applicable Requirements of Law with respect to the Transferor, its business and properties and the Receivables have been complied with in all material respects by the Transferor.

          (j) Taxes. The Transferor has filed or caused to be filed all tax returns which are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments and other governmental charges made against it or any of its property (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on its books). The Transferor knows of no basis for any additional tax assessment for any fiscal year for which adequate reserves have not been established.

          (k) Chief Executive Office. The chief executive office and principal place of business of the Transferor are located at the address set forth for the Transferor in Section 13.5 (as such location may be changed from time to time in accordance with subsection 2.7(o)) and there is no other such location which may be deemed to be the chief executive office or principal place of business of the Transferor.

          (l) Solvency. The Transferor is, after giving effect to the transactions contemplated to occur on or prior to such date, Solvent (as defined in the Receivables Purchase Agreement).

          (m) Tradenames, etc. The Transferor has not been known by any legal name other than its corporate name and the Transferor uses no trade names other than its actual corporate name.

          (n) Change in Business. The Transferor has not engaged in any business or activity of any kind which would cause it to violate its agreements set forth in subsection 2.7(h) or 2.7(p).

          (o) Use of Proceeds. No proceeds of the issuance of any Certificate will be used by the Transferor to acquire any security in a transaction that is subject to Sections 13 and 14 of the Securities Exchange Act of 1934, as amended, or to purchase or carry any margin security in violation of any applicable law or regulation.

          (p) Lockbox Processors and Accounts. The Lockbox Processors are the only institutions holding any Lockbox

     Accounts for the receipt of payments from Obligors in respect of Receivables and no Persons other than Obligors have been instructed to make payments to Lockbox Accounts.

          (q) Not an Investment Company. The Transferor is not an "investment company" or a company controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or is exempt from all provisions of such act.

          (r) ERISA. There are no Plans in respect of which the Transferor is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

          (s) Activities in Certain States. Neither the Transferor nor any Originator (i) is incorporated in or (ii) has its chief executive office in Colorado, Kansas, New Mexico, Oklahoma, Utah or Wyoming.

          (t) Subsidiaries.  The Transferor has no subsidiaries.

          The representations and warranties set forth in this Section 2.3 shall survive the transfer and assignment of the Trust Assets to the Trust. Upon discovery by the Transferor, the Master Servicer, any Originator or by a Responsible Officer of the Trustee of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties and to each Agent and each Enhancement Provider, if any, with respect to all Outstanding Series.

          Section 2.4 Representations and Warranties of the Transferor Relating to the Receivables. The Transferor hereby represents and warrants to the Trustee and the Trust, for the benefit of the holders of each Series of Certificates, (x) as of the Issuance Date of such Series, and (y) with respect to each Receivable transferred to the Trust after such Issuance Date, as of the related Receivables Purchase Date, unless, in either case, otherwise stated in the applicable Supplement or unless such representation or warranty expressly relates only to a prior date, that:

          (a) As of the Initial Closing Date with respect to any Originator, the microfiche or typed or printed list which was delivered by such Originator pursuant to subsection 3.1(b)(iv) of the Receivables Purchase Agreement set forth a true and correct listing of the information required to be provided therein.

          (b) Each Receivable existing on the first Initial Closing Date or, in the case of Receivables transferred to the Trust after the first Initial Closing Date, on the date that each such Receivable shall have been transferred to the

     Trust, has been conveyed to the Trust free and clear of any Lien other than Liens permitted by subsection 2.7(b).

          (c) On the first Initial Closing Date, each Receivable transferred to the Trust that is included in the calculation of the initial Aggregate Receivables Amount is an Eligible Receivable and, in the case of Receivables transferred to the Trust after the first Initial Closing Date, on the date such Receivable shall have been transferred to the Trust, each such Receivable that is included in the calculation of the Aggregate Receivables Amount on such date is an Eligible Receivable. Each Receivable classified as an "Eligible Receivable" by the Transferor in any document or report delivered hereunder satisfies the requirements of eligibility contained in the definition of Eligible Receivable.

          (d) The Transferor has clearly and unambiguously marked all its computer records and all its microfiche storage files, if any, regarding such Receivables as the property of the Trust and shall maintain such records in a manner such that the Trust shall have a first-priority perfected security or ownership interest in the Receivables.

          The representations and warranties set forth in this Section 2.4 shall survive the transfer and assignment of the Trust Assets to the Trust. Upon discovery by the Transferor, the Master Servicer, any Originator or a Responsible Officer of the Trustee of a breach of any of the representations and warranties set forth in this Section 2.4, the party discovering such breach shall give prompt written notice within three Business Days of such discovery to the other parties.

          Section 2.5    Repurchase of Ineligible Receivables.

          (a) Repurchase Obligation. In the event (i) any representation or warranty under subsections 2.4(b) and (c) is not true and correct in any material respect as of the date specified therein with respect to any Receivable transferred to the Trust or (ii) there is a breach of any covenant under subsection 2.7(b) or 2.7(x) with respect to any Receivable and such breach has a material adverse effect on the Certificateholders' Interest in such Receivable (which determination shall be made without reference to the availability of any Enhancement) (any Receivable as to which the conditions specified in any of clause (i) or (ii) of this subsection 2.5(a) exists is referred to herein as an "Ineligible Receivable") then, after the earlier to occur of the discovery of any such event by the Transferor, the Master Servicer or any Servicer or receipt by the Transferor of written notice of any such event given by the Trustee, the Master Servicer or any Servicer, the Transferor shall purchase or cause to be repurchased such Ineligible Receivable on the terms and conditions set forth in subsection 2.5(b).

          (b) Repurchase of Receivables. Subject to the last sentence of this subsection 2.5(b), the Transferor shall repurchase, or cause to be repurchased, each Ineligible Receivable required to be repurchased pursuant to subsection 2.5(a) by depositing in the Collection Account in immediately available funds on the Business Day (the "Transfer Deposit Date") following the date on which such repurchase obligation arises an amount equal to the lesser of (x) the amount by which the Aggregate Target Receivables Amount exceeds the Aggregate Allocated Receivables Amount (after giving effect to the reduction thereof by the Face Amount of such Ineligible Receivable) and (y) the aggregate outstanding Face Amount of each such Ineligible Receivable (the "Transfer Deposit Amount"). Upon transfer or deposit of the Transfer Deposit Amount, the Trust shall automatically and without further action be deemed to transfer, assign, set over and otherwise convey to the Transferor, without recourse, representation or warranty, all the right, title and interest of the Trust in and to such Ineligible Receivable, all Collections thereof (including all Recoveries relating thereto), the Related Security relating thereto and all rights (including rescission, replevin or reclamation) relating to such Ineligible Receivable or arising therefrom and all proceeds thereof; and such repurchased Ineligible Receivable shall be treated by the Trust as collected in full as of the date on which it was transferred. The Trustee shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Transferor to effect the conveyance of such Receivables pursuant to this subsection. Except as otherwise specified in any Supplement, the obligation of the Transferor to repurchase any Ineligible Receivable shall constitute the sole remedy respecting the event giving rise to such obligation available to Investor Certificateholders (or the Trustee on behalf of Investor Certificateholders).

          Section 2.6 Purchase of Investor Certificateholders' Interest in Trust Portfolio. In the event of any breach of any of the representations and warranties set forth in Section 2.3, which breach has a material adverse effect on the interests of the holders of any Outstanding Series (without giving effect to the availability of any Enhancement), then either the Trustee, at the written direction of the holders of Investor Certificates evidencing undivided interests in the Trust aggregating more than 50% of the outstanding principal balance of such Series, or such holders by notice then given in writing to the Transferor and the Master Servicer (and to the Trustee if given by the Investor Certificateholders), may direct the Transferor to purchase such Outstanding Series and the Transferor shall be obligated to make such purchase on the next Distribution Date occurring at least five Business Days after receipt of such notice on the terms and conditions set forth below; provided, however, that no such purchase shall be required to be made if, by such Distribution Date, the Master Servicer shall provide the Trustee with an Officer's Certificate to the effect that the representations and warranties contained in Section 2.3 shall be satisfied in all material respects, and any material adverse effect on the holders of the Outstanding Series caused thereby shall have been cured.

          The Transferor shall deposit into the Collection Account for credit to the applicable subaccount of the Collection Account on the Business Day preceding such Distribution Date an amount equal to the purchase price (as described in the next succeeding sentence) for the Certificateholders' Interest for each Outstanding Series on such day. The purchase price for any such purchase will be equal to (i) the Adjusted Invested Amount of each Outstanding Series on the date on which the purchase is made plus (ii) an amount equal to all interest accrued but unpaid on such Series up to the Distribution Date on which the distribution of such deposit is scheduled to be made pursuant to
Section 12.2 plus (iii) any other amount required to be paid in connection therewith pursuant to any Supplement. Payment of such purchase price into the Collection Account in immediately available funds shall be considered a payment of the entire amount, if any, to be distributed to Certificateholders. Notwithstanding anything to the contrary in this Agreement, the entire amount of the purchase price deposited in the Collection Account, together with the entire amount on deposit in each Series Principal Collection Sub-subaccount (in each case not to exceed the Invested Amount with respect to the applicable Series), shall be distributed to the Investor Certificateholders on such Distribution Date pursuant to Section 12.2. If the Trustee or the Investor Certificateholders give notice directing the Transferor to purchase the Certificates as provided above, the obligation of the Transferor to purchase the Certificates pursuant to this Section 2.6 shall constitute the sole remedy respecting an event of the type specified in the first sentence of this Section
2.6 available to the Investor Certificateholders (or the Trustee on behalf of the Investor Certificateholders).

          Section 2.7 Covenants of the Transferor. During the term of this Agreement and until all amounts owed by the Transferor pursuant to this Agreement have been paid, the Transferor hereby covenants that:

          (a) Receivables Not to be Evidenced by Promissory Notes. The Transferor will take no action to cause any Eligible Receivable to be evidenced by any instrument (other than an instrument which constitutes chattel paper) (each as defined in the UCC as in effect in the State of New
     York) except in connection with its enforcement or collection of a Receivable, in which event Transferor shall deliver such instrument to the Trustee as soon as reasonably practicable but in no event more than 30 days after execution thereof.

          (b) Security Interests. Except for the conveyances hereunder, the Transferor will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Receivable, whether now existing or hereafter created, or any interest therein, and the Transferor shall defend the right, title and interest of the Trust in, to and under the Receivables, whether now existing or hereafter created, against all claims of third parties claiming through or under the Transferor or any Originator; provided, however, that nothing in this subsection 2.7(b) shall prevent or be deemed to prohibit the Transferor from suffering to exist upon any of the Receivables any Permitted Liens.

          (c) Supplements. Each Supplement hereto relating to a Series shall be in substantially the form of Exhibit E hereto as of the Issuance Date with respect to such Series.

          (d) Purchase of Receivables. The Transferor shall not purchase any Receivable other than pursuant to the Receivables Purchase Agreement or this Agreement.

          (e) Delivery of Collections. In the event that the Transferor receives Collections, the Transferor agrees to pay the Master Servicer or any Successor Master Servicer all payments received by the Transferor in respect of the Receivables as soon as practicable after receipt thereof by the Transferor, but in no event later than one Business Day after the receipt by the Transferor thereof.

          (f) Notice of Liens. The Transferor shall notify the Trustee promptly after becoming aware of any Lien on any Receivable other than the conveyances hereunder and Liens permitted to exist pursuant to the proviso in subsection 2.7(b).

          (g) Compliance with Law. The Transferor hereby agrees to comply in all material respects with all Requirements of Law applicable to the Transferor.

          (h) Activities of the Transferor. The Transferor shall not engage in any business or activity of any kind or enter into any transaction or indenture, mortgage, instrument, agreement, contract, lease or other undertaking which is not directly related to the transactions contemplated and authorized by this Agreement or the Related Documents. Other than as contemplated hereunder and under the other Related Documents, the Transferor engages in no intercompany transactions with any of the Originators.

          (i) Indebtedness. The Transferor shall not create, incur, assume or suffer to exist any Indebtedness or other liability whatsoever, except (i) obligations incurred or owing to the Trust under this Agreement or the Related Documents and (ii) Indebtedness evidenced by the Subordinated Note or the Parent Note.

          (j) Guarantees. The Transferor shall not become or remain liable, directly or contingently, in connection with any Indebtedness or other liability of any other Person, whether by guarantee, endorsement (other than endorsements of negotiable instruments for deposit or collection in the ordinary course of business), agreement to purchase or repurchase, agreement to supply or advance funds, or otherwise.

          (k) Investments. The Transferor shall not make or suffer to exist any loans or advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness, acquisition of the business or assets, or otherwise) in, any Person (i) except for purchases of Receivables pursuant to the terms of the Receivables Purchase Agreement and investments in Eligible Investments in accordance with the terms of this Agreement and (ii) except for loans or advances to US Foodservice pursuant to a demand promissory note and bearing a market rate of interest, provided that such loans or advances described in this clause (ii) may only be made at such times that the Transferor may make distributions pursuant to subsection 2.7(m).

          (l) Merger; Sales. The Transferor shall not enter into any transaction of merger or consolidation, or liquidate or dissolve itself (or suffer any liquidation or dissolution), or acquire or be acquired by any Person, or convey, sell, lease or otherwise dispose of any of its property or business, except as provided for in this Agreement.

          (m) Distributions. The Transferor shall not declare or pay, directly or indirectly, any dividend or make any other distribution (whether in cash or other property) with respect to the profits, assets or capital of the Transferor or any Person's interest therein, or purchase, redeem or otherwise acquire for value any of its capital stock now or hereafter outstanding, unless at the date of such distribution and after giving effect thereto, (i) the Transferor shall have fulfilled all conditions precedent to such distribution set forth in all Supplements and (ii) no Early Amortization Event, Potential Early Amortization Event, Master Servicer Default or Potential Master Servicer Default shall exist hereunder or under any Supplement.

          (n) Agreements. The Transferor shall not become a party to, or permit any of its properties to be bound by, any indenture, mortgage, instrument, contract, agreement, lease or other undertaking, except this Agreement and the other Related Documents and leases of office space, equipment or other facilities for use by the Transferor in its ordinary course of business, or amend or modify its certificate of incorporation, or issue any power of attorney except to the Trustee, the Master Servicer or any Servicer or amend, supplement, modify or waive any of the provisions of the Receivables Purchase Agreement or consent or agree to or suffer to exist or permit any such amendment, supplement, modification or waiver, except, in any case, if done in accordance with subsection 13.1(b). The Transferor shall promptly give the Trustee copies of any notices, reports or certificates given or delivered to the Transferor under the Receivables Purchase Agreement. The Transferor agrees to take all action necessary and appropriate to enforce its rights and claims under the Receivables Purchase Agreement.

          (o) Continuous Perfection. The Transferor shall not, and shall ensure by exercising its rights under the Receivables Purchase Agreement that each of the Master Servicer and each Servicer shall not, change its name, identity or structure in any manner which might make any financing or continuation statement filed hereunder or under the Receivables Purchase Agreement misleading within the meaning of Section 9-402(7) of the UCC (or any other then applicable provision of the UCC) unless the Transferor or the Master Servicer, as applicable, shall have given the Trustee at least 20 days' prior written notice thereof and shall have taken all action prior to making such change (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or advisable to amend such financing or continuation statement so that it is not misleading. The Transferor shall not, and shall ensure by exercising its rights under the Receivables Purchase Agreement that each of the Master Servicer and each Servicer shall not, change its chief executive office or change the location of its principal records concerning the Receivables, the Related Security or the Collections from the locations specified in Section 2.3(k) hereof or
     Section 4.1(q) of the Receivables Purchase Agreement, as applicable, unless it has given the Trustee at least 20 days' prior written notice of its intention to do so and has taken such action as is necessary and advisable to cause the interest of the Trustee in the Receivables and the other Trust Assets to continue to be perfected with the priority required by this Agreement. The Transferor shall, and shall ensure by exercising its rights under the Receivables Purchase Agreement that each of the Master Servicer and each Servicer shall, at all times maintain its principal executive office and any other office at which it maintains records relating to the Receivables and the Related Security within the United States of America.

          (p) Separate Corporate Existence. The Transferor shall be operated in a manner such that it would not be substantively consolidated in the trust estate of any of its Affiliates and its separate existence would not be disregarded in the event of any bankruptcy or insolvency proceeding involving any such Affiliate; and shall:

               (i) Maintain its own deposit account or accounts, separate from those of any Affiliate, with commercial banking institutions. The assets of the Transferor will not be diverted to any other Person or for other than corporate uses of the Transferor, nor will such assets be commingled with the assets of any Affiliate of the Transferor.

               (ii) To the extent that it shares the same officers or other employees as any of its stockholders or Affiliates, the salaries and the expenses related to providing benefits to such officers and other employees shall be fairly allocated among such entities, and each such entity shall bear its fair share of the salary and benefit costs associated with all such common officers and employees.

               (iii) To the extent that it jointly contracts with any of its stockholders or Affiliates to do business with vendors or service providers or to share overhead expenses, the costs incurred in so doing shall be allocated fairly among such entities, and each such entity shall bear its fair share of such costs. To the extent that the Transferor contracts or does business with vendors or service providers where the goods and services provided are partially for the benefit of any other Person, the costs incurred in so doing shall be fairly allocated to or among such entities for whose benefit the goods and services are provided, and each such entity shall bear its fair share of such costs. All material transactions between the Transferor and any of its Affiliates shall be only on an arm's-length basis.

               (iv) Maintain a principal executive, administrative office and telephone numbers through which its business is conducted separate from those of any Affiliate of the Transferor. To the extent that the Transferor and any of its stockholders or Affiliates have offices in the same location, there shall be a fair and appropriate allocation of overhead costs, including rent, among them, and each such entity shall bear its fair share of such expenses, including rent.

               (v) Conduct its affairs strictly in accordance with its certificate of incorporation and observe all necessary, appropriate and customary corporate formalities, including, but not limited to, holding all regular and special stockholders' and directors' meetings appropriate to authorize all corporate action, keeping separate and accurate minutes of its meetings, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining accurate and separate books, records and accounts, including, but not limited to, payroll and intercompany transaction accounts. The financial statements of the Transferor and its Affiliates will be prepared in accordance with GAAP in a manner that will reflect the separate corporate existence of the Transferor and, except as otherwise contemplated by this Agreement and the other Related Documents, no Affiliate guarantees the Transferor's obligations hereunder or advances funds to the Transferor for payment of the Transferor's expenses. The Transferor shall ensure that all of its business correspondence is conducted in the Transferor's own name. The Transferor will act solely in its corporate name and through its own authorized officers and agents.

               (vi) Prevent any Affiliate from being involved in the day-to-day management of the Transferor and shall ensure that, except as otherwise contemplated hereunder and under the other Related Documents, no Affiliate acts as an agent on behalf of the Transferor and the Transferor does not act as an agent on behalf of any of its Affiliates.

               (vii) Separately manage the Transferor's liabilities from those of the Master Servicer or any Affiliates of the Master Servicer and pay its own liabilities, including all administrative expenses, from its own separate assets, except that the Master Servicer may pay the organizational expenses of the Transferor.

               (viii) Pay from the Transferor's assets all obligations and indebtedness of any kind incurred by the Transferor. The Transferor shall (A) pay all its liabilities, (B) not assume the liabilities of the Master Servicer or any Affiliate of the Master Servicer, and (C) not guarantee the liabilities of the Master Servicer or any Affiliates of the Master Servicer. The officers and directors of the Transferor (as appropriate) shall make decisions with respect to the business and daily operations of the Transferor independent of and not dictated by any controlling entity.

          (q) Maintenance of Property; Insurance. The Transferor shall keep all material tangible property useful and necessary in its business in good working order and condition (normal wear and tear excepted), except to the extent that the failure to do any of the foregoing with respect to any such property would not be reasonably likely to materially adversely affect the value or usefulness of such property; maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies engaged in the same or a similar business. The Transferor shall defend the right, title and interest of the Certificateholders in, to and under the Receivables and the other Trust Assets, whether now existing or hereafter created, against all claims of third parties claiming through or under the Transferor, the Originators, the Master Servicer or the Servicers. The Transferor will duly fulfill all material obligations on its part to be fulfilled under or in connection with each Receivable and will do nothing to impair the rights of the Certificateholders in such Receivable.

          (r) Inspection of Property; Books and Records; Discussions. The Transferor shall keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and permit representatives of the Trustee or any Agent for any Outstanding Series upon reasonable advance notice to visit and inspect any of its properties and examine and make copies of and abstracts from any of its books and records (including, without limitation, computer tapes and disks) at any reasonable time on any Business Day and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of the Transferor with officers and employees of the Transferor and with its independent certified public accountants; provided, that the Trustee or such Agent shall notify the Transferor prior to any contact with such accountants and shall give the Transferor the opportunity to participate in such discussions.

          (s) Hardware; Software; Lockboxes. (i) The Transferor shall, on the first Initial Closing Date and on any Initial Closing Date thereafter relating to any Originator, deliver, or cause to be delivered, to the Trustee licenses, or the Trustee shall otherwise be satisfied with its ability, to use any computer programs, material tapes, disks, cassettes and data necessary or advisable to permit the collection of the Receivables by a servicer without the participation of any such Originator or the Transferor.

          (ii) The Transferor shall, within 60 days of the first Initial Closing Date and on any Initial Closing Date thereafter relating to any Originator, deliver to the Trustee one or more confirmations that the Lockbox Accounts, in the name of the Transferor, have been established in accordance with the terms of this Agreement and deliver to the Trustee an executed Lockbox Agreement from each of the Lockbox Processors.

          (t) Preservation of Corporate Existence. The Transferor (i) shall preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation and (ii) shall qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would, if not remedied within 30 days, materially adversely affect the Certificateholders' Interest hereunder or in the Receivables, or the ability of the Transferor to perform its obligations hereunder.

          (u) Extension or Amendment of Receivables. The Transferor shall not (other than in accordance with the Policies or with respect to any Dilutive Credits) extend, amend or otherwise modify the terms of any Receivable, or amend, modify or waive any term or condition of any Receivables related thereto in any manner which would have a material adverse effect on the Certificateholders' Interest.

          (v) Certain Documentation. The Transferor shall hold for the account of the Trust (to the extent of its interest therein) any document evidencing or securing a Receivable, other than instruments (as such term is used in the applicable UCC), if any, that shall have been delivered to the Trustee contemporaneously with the conveyance to the Trust hereunder. Such holding by the Transferor shall be in trust and shall be deemed to be the holding thereof by the Trustee for purposes of perfecting the Trust's rights therein as provided in the applicable UCC.

          (w) Assessments. The Transferor will promptly pay and discharge all taxes, assessments, levies and other governmental charges imposed on it which are reasonably likely to adversely affect any of the Receivables or the Trust's rights with respect thereto.

          (x) Certain Obligors. The Transferor shall ensure that, at all times, the percentage of the aggregate Face Amounts of all Receivables in the Trust at such time constituted by the aggregate Face Amounts of all Receivables as to which the books and records of the Transferor indicate that the Obligors thereon have billing addresses located in the states of Colorado, Kansas, New Mexico, Oklahoma, Utah or Wyoming shall not exceed 30%.

          Section 2.8 Additional Originators or White Swan Divisions. The Transferor shall not, without the prior satisfaction of each of the conditions precedent set forth in Section 3.4 of the Receivables Purchase Agreement, consent to the addition of an Originator (or the addition of a White Swan

Division) pursuant to Section 9.14 of the Receivables Purchase Agreement.


                                  ARTICLE III

                         ADMINISTRATION AND SERVICING
                                OF RECEIVABLES

          Section 3.1 Acceptance of Appointment and Other Matters Relating to the Master Servicer. (a) US Foodservice Inc. agrees to act as the Master Servicer under this Agreement and the Investor Certificateholders by their acceptance of the Certificates consent to US Foodservice Inc. acting as Master Servicer. The Master Servicer will have responsibility for the management of the servicing, managing and receipt of Collections on the Receivables and will have the authority to make any management decisions relating to the Receivables to the extent such authority is granted to the Master Servicer under this Agreement. The Trustee and the Certificateholders shall treat US Foodservice Inc. as the Master Servicer and may conclusively rely on the instructions, notices and reports of US Foodservice Inc. as Master Servicer for so long as US Foodservice Inc. is the Master Servicer. In addition, each Servicer agrees to act as a Servicer under this Agreement and the Investor Certificateholders by their acceptance of the Certificates consent to such Servicer acting as Servicer. Each Servicer will be responsible, as directed by the Master Servicer, for the servicing and administration of the Receivables originated by it. The Master Servicer and each Servicer will act in respect of the Receivables and the other Trust Assets for the benefit of the Trust and will hold any such Trust Assets in its possession for the benefit of the Trust in accordance with the terms and conditions of this Agreement and the other Related Documents. Each of the Transferor and the Trustee hereby appoints the Master Servicer as its agent to enforce its respective rights and interest in and under the Receivables and the Related Security.

          (b) The Master Servicer shall manage the servicing and administration of the Receivables, the collection of payments due under the Receivables and charging off any Receivables as uncollectible, all in accordance with the Policies. The Master Servicer shall have full power and authority, acting alone or through any party properly designated by it hereunder, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing and subject to Section 10.1, the Master Servicer or its designee is hereby authorized and empowered (i) to instruct the Trustee to make withdrawals from, and payments to, the Collection Account as set forth in this Agreement, (ii) unless such power and authority is revoked by the Trustee on account of the occurrence and continuance of a Master Servicer Default pursuant to Section 10.1, to instruct the Trustee to take any action permitted or required under any Enhancement at such time as set forth in this Agreement or any Supplement, (iii) to execute and deliver, on behalf of the Trust for the benefit of the Certificateholders, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and, after the delinquency of any Receivable and to the extent permitted under and in compliance with applicable Requirements of Law, to commence enforcement proceedings with respect to such Receivables, (iv) to make any filings, reports, notices, applications, registrations with, and to seek any consents or authorizations from the Securities and Exchange Commission and any state securities authority on behalf of the Trust as may be necessary or advisable to comply with any federal or state securities or reporting requirements or laws and (v) to delegate certain of its servicing, collection, enforcement and administrative duties hereunder with respect to the Receivables to a Servicer who agrees to conduct such duties in accordance with the Policies; provided, however, that no such delegation will relieve the Master Servicer of its liability and responsibility with respect to such duties. Any such delegation notwithstanding, the Master Servicer shall be jointly and severally liable with each Servicer for the failure of such Servicer to perform any obligations imposed upon it or delegated to it, whether expressly by this Agreement or pursuant to the terms of this Article III. The Trustee agrees that it will promptly follow the instructions of the Master Servicer with regard to any Enhancement and shall be fully protected in relying thereon. The Trustee shall furnish the Master Servicer with any documents necessary or appropriate to carry out its servicing and administrative duties hereunder; provided that in no event shall any such documents constitute a delegation of any of the Trustee's duties hereunder to the Master Servicer.

          (c) Neither the Master Servicer nor any Servicer shall, nor shall any Successor Master Servicer be obligated to, use separate servicing procedures, offices, employees or accounts for servicing the Receivables transferred to the Trust from the procedures, offices, employees and accounts used by the Master Servicer, such Servicer or such Successor Master Servicer, as the case may be, in connection with servicing other receivables.

          (d) During the period commencing 30 days after the first initial Closing Date and ending on the Trust Termination Date, the Master Servicer and each Servicer shall maintain reasonable and customary fidelity bond coverage, naming the Transferor as beneficiary thereof, insuring against losses through wrongdoing of its officers and employees who are involved in the servicing of the Receivables, including, without limitation, depositor's forgery and the proceeds of any such bond coverage shall be directly deposited by the Transferor into the Collection Account. The Master Servicer and each Servicer shall cause each sub-servicer engaged by it to maintain similar fidelity bond coverage.
Upon the written request of the Trustee, the Master Servicer and each Servicer shall deliver to the Trustee a certification evidencing the present coverage under such fidelity bond. Subject to and without limiting the foregoing, the Masher Servicer and each Servicer agree that they will not cancel or modify in any material manner any fidelity bond without giving 10 days' prior written notice to the Trustee and each Rating Agency.

          (e) The Master Servicer and each Servicer shall comply with and perform its servicing obligations with respect to the Receivables in accordance with the contracts, if any, relating to the Receivables and the Policies, except insofar as any failure to so comply or perform would not materially and adversely affect the rights of the Trust, the Trustee or the Investor Certificateholders hereunder or under the Certificates in any Receivable. In addition, each of the Master Servicer and the Servicers agree that it shall carry out its obligations hereunder in a prudent manner, consistent with (i) customary and usual servicing procedures employed by other institutional servicers and applicable law and (ii) to the extent not inconsistent with the foregoing, the degree of care it uses in servicing assets held for its own account.

          (f) Neither the Master Servicer nor any Servicer shall take any action to cause any Eligible Receivable to be evidenced by any instrument (other than an instrument which constitutes chattel paper) (each as defined in the UCC as in effect in the State of New York) except in connection with its enforcement or collection of a Receivable, in which event the Master Servicer or such Servicer shall deliver such instrument to the Trustee as soon as reasonably practicable but in no event more than 30 days after execution thereof. The Master Servicer or such Servicer shall hold any chattel paper evidencing a Receivable as custodian for the Trustee.

          (g) Within 60 days after the first Initial Closing Date (in the case of the Initial Servicers) and as of the related Initial Closing Date (in the case of the New Servicers), the Master Servicer shall have instructed all Obligors to make all payments in respect of the Receivables to a Lockbox or to a Collector and such instructions shall thereafter continue to be in full force and effect. Any payments collected by a Collector shall be deposited (i) in the case of payments collected by a Daily Collector, into a Lockbox Account on the day following collection of such payment and (ii) in the case of payments collected by a Remote Collector, into an Eligible Segregated Account of the related Originator no less frequently than twice per calendar week; provided that the aggregate amount of Collections made by Remote Collectors during any Settlement Period shall not exceed an amount equal to 25% of the aggregate amount of all Collections made during such Settlement Period. The amounts on deposit in each Eligible Segregated Account shall be transferred to a Lockbox Account (x) on any date on which the amount on deposit in such Eligible Segregated Account exceeds

$25,000 and (y) in any event, no less frequently than on the same day (as to each Eligible Segregated Account Bank) of each calendar week (unless, in the case of this clause (y), on such day there has been a transfer pursuant to clause (x) within the past six days). All Collections received in a Lockbox shall, within one Business Day of receipt thereof be deposited in the Lockbox Account. Except as noted in the first sentence of this clause (g), in the event that any payments in respect of the Receivables are made directly to the Master Servicer or any Servicer, including, without limitation, any employees thereof or independent contractors employed thereby, the Master Servicer or such Servicer shall, within one Business Day of receipt thereof, deposit such amounts in a Lockbox or Eligible Segregated Account.

          (h) (i) Within 60 days after the first Initial Closing Date (in the case of the Initial Servicers) and as of the related Initial Closing Date (in the case of the New Servicers), the Transferor, the Master Servicer, the Trustee and each Lockbox Processor shall have entered into a Lockbox Agreement, pursuant to which such Lockbox Processor is irrevocably directed, and such Lockbox Processor irrevocably agrees, to (i) deposit funds received in the Lockbox directly into the Lockbox Account and (ii) transfer available funds on deposit in the Lockbox Account within one Business Day of receipt thereof to the Trustee for deposit in the Collection Account. Each Lockbox Agreement shall be substantially in the form of Exhibit B, provided that under no circumstances may any Lockbox Agreement provide for, without the consent of the Trustee, (i) any increase in the time between receipt of a payment and remittance of such payment to the Trustee, (ii) a change in the payment instruction to the Trustee or (iii) a change in the payment instruction to the Lockbox Processor. A new Lockbox Account may be designated by the Transferor and the Master Servicer, and the Trustee shall consent to any such change in the Lockbox Account; provided that
(i) the Trustee shall have received from the Transferor or the Master Servicer written notice of such change at least 30 days prior to the proposed effective date of such change and (ii) the Lockbox Processor chosen to maintain such new Lockbox Account shall have entered into a Lockbox Agreement with the Transferor, the Master Servicer and the Trustee. The Master Servicer and the Servicers (i) shall enforce all terms of each Lockbox Agreement against the relevant Lockbox Processor, (ii) shall monitor, on at least a quarterly basis, the performance of each Lockbox Processor, and (iii) shall take steps in a prompt and timely manner to replace any Lockbox Processor which does not substantially comply with the provisions of the relevant Lockbox Agreement.

          (ii) Within 60 days after the date hereof, there shall be established, either by retitling current bank accounts or establishing new bank accounts, one or more segregated bank accounts (each, an "Eligible Segregated Account") in the name of the Transferor, and, in respect of which, each of the following shall apply: (A) the Transferor shall have given the Eligible Segregated Account Bank maintaining each such Eligible Segregated

Account, with a copy to the Trustee, standing irrevocable instructions to transfer available funds on deposit in such Eligible Segregated Account to a designated Lockbox Account (x) on any date on which the amount on deposit in such Eligible Segregated Account exceeds $25,000 and (y) in any event, no less frequently than on the same day (as to each Eligible Segregated Account Bank) of each calendar week (unless, in the case of this clause (y), on such day there has been a transfer pursuant to clause (x) within the past six days); and (B) each such Eligible Segregated Account Bank shall have executed an acknowledgement substantially in the form of Exhibit I hereto, prepared by the Master Servicer or the relevant Servicer, as the case may be, and delivered to the Trustee, acknowledging the establishment of such Eligible Segregated Account and its receipt of irrevocable standing instructions as set forth above, subject solely to modification upon written instructions of the Trustee.

          (i) As soon as practicable but in any event not later than the Business Day following the date of establishment by the Master Servicer that any of the collected funds received in any of the Lockboxes do not constitute Collections on account of the Receivables, such monies which do not constitute such Collections shall be remitted to the Transferor.

          (j) All collections received or deposited in the Collection Account as "Collections" shall be deemed, for purposes of this Agreement, to have been received or deposited as of the Business Day Received (as defined in the immediately succeeding sentence). As used herein, the term "Business Day Received" shall mean (i) if funds are deposited in the Collection Account by 12:00 Noon (New York City time), such day of deposit and (ii) if funds are deposited in the Collection Account after 12:00 Noon (New York City time), the Business Day next following such day of deposit.

          Section 3.2 Servicing Compensation. As full compensation for its servicing activities hereunder and reimbursement for its expenses as set forth in the immediately following paragraph and full compensation for the servicing activities of the Servicers and reimbursement for their expenses as set forth in the immediately following paragraph, the Master Servicer shall be entitled to receive on each Distribution Date for the related Accrual Period prior to the termination of the Trust pursuant to Section 12.1 a servicing fee (the "Servicing Fee"). The share of the Servicing Fee allocable to each Outstanding Series for any Accrual Period shall be an amount equal to the quotient of (w) the product of (A) the Servicing Fee Percentage and (B) the Allocated Receivables Amount with respect to such Series on the first day of such Accrual Period and (C) the number of days in such Accrual Period, divided by (x) 360 (with respect to any such Series, the "Monthly Servicing Fee"); provided, however, that if on any day US Foodservice Inc. is acting as Master Servicer and an Early Amortization Event has occurred and is continuing with respect to any Outstanding

Series, the Monthly Servicing Fee with respect to such Series shall be deferred until all amounts due under the Investor Certificates of such Series have been paid in full. On each Distribution Date, the Servicing Fee payable by the holder of the Exchangeable Transferor Certificate shall be an amount equal to the quotient of (y) the product of (A) the Transferor Amount for the first day of such Accrual Period and (B) the Servicing Fee Percentage and (C) the number of days in such Accrual Period, divided by (z) 360. In no event shall the Trust, the Trustee or the Investor Certificateholders be liable for the share of the Servicing Fee to be paid by the holder of the Exchangeable Transferor Certificate. The Servicing Fee shall be payable to the Master Servicer solely pursuant to the terms of, and to the extent amounts are available for payment under, Article IV.

          The Master Servicer's and the Servicers' expenses include the amounts due to the Trustee pursuant to Section 11.5 and the reasonable fees and disbursements of independent accountants, and including all other reasonable fees and expenses of the Trust (including reasonable counsel fees, if any) not expressly stated herein to be for the account of the Certificateholders; provided, however, that in no event shall the Master Servicer or any Servicer be liable for any federal, state or local income or franchise tax, or any interest or penalties with respect thereto, assessed on the Trust, the Trustee or the Certificateholders except as expressly provided herein. Notwithstanding anything to the contrary herein or in any Supplement, in the event that the Master Servicer fails to pay any amount due to the Trustee pursuant to Section 11.5, or during an Early Amortization Event the Trustee shall be entitled, in addition to any other rights it may have under law, to receive directly such amounts owing to it hereunder from, and in the same order of priority as, the Servicing Fee before payment to the Master Servicer of any portion thereof; provided, that in the event the Master Servicer shall have elected to waive its rights to payment of the Servicing Fee or the Servicing Fee is deferred pursuant to the first paragraph of this Section 3.2, the Trustee shall nonetheless be entitled to receive such amounts from payments which would ordinarily be applied to the payment of the Servicing Fee, in the same order of priority as though such Servicing Fee were payable. The Master Servicer shall be required to pay expenses for its own account, and shall not be entitled to any payment therefor other than the Servicing Fee; provided that the Master Servicer shall not be required to pay any expenses of, or losses in respect of Receivables collected by, any Persons engaged by or on behalf of the Master Servicer to collect any Defaulted Receivables.

          Section 3.3 Representations, Warranties and Covenants of the Master Servicer and Each Servicer. As of (i) the Issuance Date of each Series and (ii) each Receivables Purchase Date, US Foodservice Inc., as initial Master Servicer, and each of its subsidiaries, acting as a Servicer at such date, hereby makes, and any Successor Master Servicer by its appointment hereunder shall make, the following representations, warranties and covenants upon which the Trustee shall be deemed to have relied in accepting the Receivables in trust and in authenticating the Certificates:

          (a) Organization and Good Standing. Such Person is a corporation duly organized, validly existing and in good standing under the applicable laws of the jurisdiction of its incorporation, and has full corporate power, authority and legal right to own its properties and conduct its servicing business as such properties are presently owned and as such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement and the Related Documents to which it is a party and, in the case of the Master Servicer, under the Credit Agreement.

          (b) Due Qualification. Such Person is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements) and has obtained all necessary licenses and approvals in each jurisdiction in which the servicing of the Receivables as required by this Agreement requires such qualification except where the failure to so qualify or obtain licenses or approvals would not have a material adverse effect upon the Certificateholders' Interest or on its ability to perform its obligations under this Agreement and the Related Documents to which it is a party and, in the case of the Master Servicer, under the Credit Agreement.

          (c) Due Authorization. The execution, delivery, and performance of this Agreement and the Related Documents to which it is a party, and the consummation of the transactions provided in this Agreement and the Related Documents to which it is a party, have been duly authorized by all necessary corporate action on the part of such Person. This Agreement and each of the Related Documents to which it is a party and, in the case of the Master Servicer, the Credit Agreement, have been duly executed and delivered by such Person.

          (d) Binding Obligation. This Agreement and the Related Documents to which it is a party and, in the case of the Master Servicer, the Credit Agreement, constitute the legal, valid and binding obligations of such Person, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect, affecting the enforcement of creditors' rights and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

          (e) No Violation. The execution and delivery of this Agreement and the Related Documents to which it is a party and, in the case of the Master Servicer, of the Credit Agreement, by such Person, the performance of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof applicable to such Person will not conflict with, violate, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any Requirement of Law applicable to such Person or any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which such Person is a party or by which it is bound.

          (f) No Proceedings. There are no proceedings or, to the best knowledge of such Person, investigations, pending or threatened against such Person before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or any Related Documents or, in the case of the Master Servicer, of the Credit Agreement, seeking any determination or ruling that, in the reasonable judgment of the such Person, would materially and adversely affect the performance by such Person of its obligations under this Agreement or any Related Document to which it is a party or, in the case of the Master Servicer, under the Credit Agreement, or seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or any Related Document or, in the case of the Master Servicer, of the Credit Agreement.

          (g) Compliance with Requirements of Law. Such Person shall duly satisfy all obligations on its part to be fulfilled under or in connection with the Receivables and the Related Security, will maintain in effect all qualifications required under Requirements of Law in order to permit proper servicing of the Receivables and the Related Security and will comply in all material respects with all Requirements of Law in connection with servicing the Receivables and the Related Security the failure to comply with which would have a material adverse effect on the Certificateholders.

          (h) No Rescission or Cancellation. Such Person shall not permit any rescission or cancellation of a Receivable except (i) in accordance with the Policies or (ii) as ordered by a court of competent jurisdiction or other Governmental Authority. Such Person shall not permit the Trust Assets to be commingled with its own assets or any other assets controlled by such Person.

          (i) Protection of Certificateholders' Rights. Such Person shall take no action, nor omit to take any action, which would substantially impair the rights of

     Certificateholders in the Receivables or the Related Security, nor shall it reschedule, revise or defer payments due on any Receivable or the Related Security except in accordance with the Policies.

          (j) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or any governmental body or official required in connection with the execution and delivery by such Person of this Agreement and the Related Documents to which it is a party and, in the case of the Master Servicer, of the Credit Agreement, the performance by such Person of the transactions contemplated by this Agreement and the Related Documents to which it is a party and, in the case of the Master Servicer, by the Credit Agreement, and the fulfillment by such Person of the terms hereof and thereof, have been obtained.

          (k) Security interest. Except for the conveyance hereunder and Permitted Liens, such Person will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Receivable sold and assigned to the Trust, whether now existing or hereafter created, or any interest therein, and such Person shall defend the right, title and interest of the Trustee in, to and under any Receivable sold and assigned to the Trust, whether now existing or hereafter created, against all claims of third parties claiming through or under the Master Servicer, any Servicer or the Transferor.

          (l) Location of Records. Such Person (i) will not move outside the location of its chief executive office or outside of the location of any of the offices where it keeps its records with respect to the Receivables, in each case as initially set forth on Schedule 4, without 20 days' prior written notice to the Trustee and (ii) will promptly take all actions reasonably required (including but not limited to all filings and other acts necessary or advisable under the UCC of each relevant jurisdiction) in order to continue the first priority perfected ownership or security interest of the Trust in all Receivables now owned or hereafter created subject to subsection 2.7(b). Such Person will give the Trustee prompt notice of a change of the location of its chief executive office or any office where it keeps its records with respect to the Receivables within the city or county where such office is located.

          (m) Modification of Systems. Such Person agrees, promptly after the replacement or any material modification of any computer, automation or other operating systems (in respect of hardware or software) used to provide such Person's services or to make any calculations or reports hereunder, to give notice of any such replacement or modification to the Trustee.

          In the event of any breach by the Master Servicer or any Servicer of any of the representations, warranties or covenants contained in subsection 3.1(e) or subsection 3.3(g), (h), (i) or (k) which materially and adversely affects the rights of the Trust or the Certificateholders' Interest or the collectibility of any Receivable (which determination shall be made without regard to the availability of any Enhancement) then, upon the earlier to occur of the discovery of such event by any such Person, or receipt by the Master Servicer of written notice of such event given by any Agent or the Trustee (in each case whether such breach relates to such Person or to another Person bound by such representations, warranties and covenants), the Master Servicer and the Servicers, jointly and severally, shall purchase such Receivable from the Trust pursuant to the next succeeding paragraph.

          The Master Servicer and the Servicers, jointly and severally, shall purchase such Receivable by depositing into the Collection Account in immediately available funds on the Business Day following the date on which the obligation to make such purchase arises pursuant to this Section 3.3, an amount equal to the outstanding Face Amount of such Receivable (the "Servicer Repurchase Amount"). Upon each such purchase by the Master Servicer or any Servicer, the Trust shall automatically and without further action be deemed to transfer, assign, and set over, and otherwise convey to the Master Servicer or such Servicer, without recourse, representation or warranty, all right, title and interest of the Trust in and to such Receivable, all Collections thereof (including all Recoveries relating thereto), the Related Security relating thereto and all rights (including rescission, replevin or reclamation) relating to such Ineligible Receivable or arising therefrom and all proceeds thereof; and such Receivable shall be treated by the Trust as collected in full as of the date on which it was transferred. The Trustee shall execute such documents and instruments of transfer or assignment and take such other actions as shall be reasonably requested by the Master Servicer to effect the conveyance of any Receivable pursuant to this Section. The obligation of the Master Servicer and the Servicers to purchase any such Receivables shall constitute the sole remedy respecting any breach of the representations, warranties and covenants set forth in subsection 3.1(e), 3.3(g), (h), (i) or (k) with respect to such Receivables available to Certificateholders or the Trustee on behalf of Certificateholders.

          Section 3.4 Reports and Records for the Trustee; Bank Account Statements. (a) Daily Reports. Unless otherwise specified in the Supplement with respect to any Series, on each Business Day and with respect to each Outstanding Series, the Master Servicer shall submit to the Trustee a written report substantially in the form attached to the related Supplement of each such Series (the "Daily Report") setting forth (i) total Collections received since the preceding Business Day, (ii) any Repurchase Payments made since the preceding Business Day, (iii) the Allocated Receivables Amount, the Target Receivables Amount and Invested Percentage with respect to such Series and (iv) any direction to the Trustee with respect to allocation of Collections pursuant to subsection 4.1(h), (v) if such day is a Distribution Date with respect to such Series, the sum of all amounts payable to the Investor Certificateholders on such Distribution Date and the aggregate amount of the Servicing Fee to be paid to the Master Servicer on account of such Series on such Distribution Date and (vi) such other information as may be specified in the Supplement with respect to any Series. The Master Servicer shall complete such Daily Report and deliver it by telecopier to the Trustee and each Agent by 2:00 p.m. (New York City time) on the next Business Day with respect to the Receivables since the date of the last Daily Report. The Master Servicer shall or shall cause each Servicer to, at all times, maintain its computer files with respect to the Receivables in such a manner so that the Receivables may be specifically identified and shall make available to the Trustee at the office of the Master Servicer on any Business Day any computer programs necessary to make such identification.

          (b) Monthly Master Servicer's Certificate and Receivables Record. (i) Unless otherwise specified in the Supplement with respect to any Series, on each Determination Date with respect to the preceding Settlement Period and the next succeeding Calculation Period, and with respect to each Outstanding Series, the Master Servicer shall forward, as provided in Section 13.5, to the Trustee, each Agent, the Paying Agent and each Rating Agency a certificate of a Servicing Officer substantially in the form attached to the related Supplement of each such Series (a "Monthly Settlement Statement") setting forth some or all of the following, as applicable, (i) the aggregate amount of Collections received during the preceding Settlement Period, (ii) the aggregate amount of Collections and Repurchase Payments allocated to the Series Non-Principal Collection Sub-subaccount and the Series Principal Collection Sub-subaccount with respect to each Outstanding Series and the aggregate amount of Recoveries received during such Settlement Period, (iii) the Face Amount of the Receivables as of the last day of the immediately preceding Settlement Period, (iv) the aggregate balance due on each Receivable that became a Defaulted Receivable during the Settlement Period immediately preceding such date, (v) the amount of Repurchase Payments due and received with respect to such Settlement Period, (vi) delinquency information, (vii) the aggregate amount, if any, of the reduction in the amount of Enhancement on such Settlement Date, (viii) the monthly statement required by the applicable Supplement, (ix) whether an Early Amortization Event is deemed to have occurred with respect to such Settlement Period and (x) such other information as may be specified in the Supplement with respect to any Outstanding Series. Such certificate shall also include a certification that to the best of such officer's knowledge, the Master Servicer has performed in all material respects all of its obligations under this Agreement throughout such preceding Settlement Period, or, if there has been a material default in the performance of any such obligation, specifying each such default known to such officer and the nature and status thereof.

          (ii) The Master Servicer shall deliver, or cause to be delivered, to the Trustee on or prior to the Initial Closing Date with respect to any Originator, and monthly thereafter (which monthly period shall correspond to the Settlement Period addressed in the relevant Monthly Settlement Statement) (or, in the event of the occurrence and continuance of a Potential Early Amortization Event, weekly, or more frequently if requested by the Trustee), the Receivables Record with respect to each Originator.

          Section 3.5 Quarterly Master Servicer's Certificate. Within 60 days after the end of each fiscal quarter, the Master Servicer will deliver to the Trustee, each Agent, each Rating Agency and each Enhancement Provider, an Officer's Certificate substantially in the form of Exhibit D stating that (a) a review of the activities of the Master Servicer during the preceding fiscal quarter (or in the case of the first Officer's Certificate issued after the first Initial Closing Date, such Initial Closing Date) and of its performance under this Agreement was made under the supervision of the officer signing such certificate and (b) to the best of such officer's knowledge, based on such review, the Master Servicer has performed in all material respects its obligations under this Agreement throughout the period covered by such certificate, or, if there has been a material default in the performance of any such obligation, specifying each such default known to such officer and the nature and status thereof and the remedies being pursued in respect thereof. A copy of such certificate may be obtained by any Investor Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office.

          Section 3.6 Annual Independent Public Accountants' Servicing Report. On the third and the sixth monthly anniversaries of the date hereof and, unless required more frequently by any Rating Agency, on each six-month anniversary thereafter, the Master Servicer shall, at its own expense, cause a firm of Independent Public Accountants (who may also render other services to the Master Servicer or the Transferor) to furnish a report to the Trustee, the Master Servicer, each Agent, each Rating Agency and each Enhancement Provider with respect to the preceding three or six fiscal months, as the case may be, containing the information prescribed in Exhibit F, which report shall conclude that, upon such firm's examination of certain documents and records relating to the servicing of the Receivables and the reporting requirements with respect thereto, such servicing and reporting requirements have been conducted in compliance with this Agreement and the other Related Documents, except for (i) such exceptions as such firm shall believe to be immaterial and
(ii) such other exceptions as shall be set forth in such report. A copy of such report may be obtained by any Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office.

          Section 3.7 Tax Treatment. The Transferor has structured this Agreement and the Investor Certificates with the intention that the Investor Certificates will qualify under applicable federal, state, local and foreign tax law as indebtedness. The Transferor, the Master Servicer, the holder of the Exchangeable Transferor Certificate, the holder of the Subordinated Transferor Certificate, each Investor Certificateholder, and each Certificate Owner, agree to treat and to take no action inconsistent with the treatment of the Investor Certificates (or beneficial interest therein) as indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Certificateholder by acceptance of a Certificate and each Certificate Owner, by acquisition of a beneficial interest in a Certificate, agree to be bound by the provisions of this Section 3.7. Furthermore, the Trustee shall treat the Trust as a security device only, and shall not file tax returns or obtain an employer identification number on behalf of the Trust.

          Section 3.8 Notices to Initial Master Servicer. In the event that US Foodservice Inc. is no longer acting as Master Servicer, any Successor Master Servicer appointed pursuant to Section 10.2 shall deliver or make available to US Foodservice Inc. each certificate and report required to be prepared, forwarded or delivered thereafter pursuant to Sections 3.4, 3.5 and 3.6.

          Section 3.9 Adjustments. (a) If the Master Servicer makes or grants a Dilutive Credit with respect to any Receivable, then, in any such case, the aggregate Face Amount of Receivables used to calculate the Aggregate Receivables Amount will be automatically reduced by the principal amount of such Dilutive Credit. In addition, the aggregate Face Amount of Receivables used to calculate the Aggregate Receivables Amount will be similarly reduced by the principal amount of any Receivable which (i) was discovered as having been fraudulently created, (ii) with respect to which the covenant contained in subsection 2.7(b) or the representation and warranty contained in subsection 2.4(b) was breached or (iii) which is not an Eligible Receivable because the condition set forth in clause (o) of the definition of Eligible Receivable with respect to Liens is not met. Any adjustment required to be made pursuant to either of the preceding two sentences in the aggregate Face Amount of Receivables used in the calculation of the Aggregate Receivables Amount shall be made on the Business Day on which such adjustment obligation arises or is identified, as the case may be. In either case, if as a result of such a reduction, the Aggregate Receivables Amount is less than the Aggregate Target Receivables

Amount, the Transferor shall be required to pay into the Series Principal Collection Sub-subaccount with respect to each Outstanding Series in immediately available funds within one Business Day of such determination such Series' pro rata share of the amount by which the Aggregate Target Receivables Amount exceeds the Aggregate Receivables Amount.

          (b) If in respect of a Collection of a Receivable the Master Servicer deposits into the Collection Account (i) a check received in respect of such Collection which check is not honored for any reason or (ii) an amount that is less than or more than the actual amount of such Collection, the Master Servicer shall, in lieu of making a reconciling withdrawal or deposit, as the case may be, adjust the amount subsequently deposited into the Collection Account to reflect such dishonored check or mistake. Any Receivable in respect of which a dishonored check is received shall be deemed not to have been paid; provided that no adjustments made pursuant to this subsection 3.9(b) will change any amount previously reported pursuant to subsection 3.4(b).


                                   ARTICLE IV

                        RIGHTS OF CERTIFICATEHOLDERS AND
                   ALLOCATION AND APPLICATION OF COLLECTIONS

                    THE FOLLOWING PORTION OF THIS ARTICLE IV
                          IS APPLICABLE TO ALL SERIES.

          Section 4.1 Establishment of Collection Accounts; Certain Allocations. (a) The Trustee, for the benefit of the Investor Certificateholders, shall cause to be established and maintained in the name of the Trustee on behalf of the Trust with an Eligible Institution or with the trust department of the Trustee, a segregated trust account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Investor Certificateholders. The Collection Account shall be divided into individual subaccounts for each Outstanding Series (each, respectively, a "Series Collection Subaccount" and, collectively, the "Series Collection subaccounts") and for the Transferor (the "Transferor Collection Subaccount"). For administrative purposes only, the Trustee shall establish or cause to be established for each Series, so long as such Series is an Outstanding Series, sub-subaccounts of the Series Collection Subaccount with respect to such Series (respectively, a "Series Principal Collection Sub-subaccount" and a "Series Non-Principal Collection Sub-subaccount" and, collectively, the "Series Collection Sub-subaccounts").

          (b) Authority of the Trustee in Respect of the Collection Account and Certificateholders' Interests Therein. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Collection Account and in all proceeds thereof. The Collection Account shall be under the sole dominion and control of the Trustee for the benefit of the Investor Certificateholders and, with respect to the Transferor Collection Subaccount, the Transferor, and, to the extent set forth in any Supplement, any Enhancement Provider specified therein. If, at any time, the Master Servicer has actual notice or knowledge that the institution holding the Collection Account is other than the trust department of Chemical or has ceased to be an Eligible Institution, the Master Servicer shall direct the Trustee to establish within 30 days a substitute account therefor with an Eligible Institution, transfer any cash and/or any Eligible Investments to such new account and from the date any such substitute accounts are established, such account shall be the Collection Account. Neither the Transferor nor the Master Servicer, nor any person or entity claiming by, through or under the Transferor or Master Servicer, shall have any right, title or interest in, or any right to withdraw any amount from, the Collection Account, except to the extent expressly provided under this Agreement or under any Supplement. Pursuant to the authority granted to the Master Servicer in subsection 3.1(b), the Master Servicer shall have the power, revocable by the Trustee, to instruct the Trustee to make withdrawals from and payments to the Collection Account for the purposes of carrying out the Master Servicer's or Trustee's duties hereunder.

          Each Series of Investor Certificates shall represent fractional undivided interests in the Trust, including the benefits of any Enhancement to be provided by an Enhancement Provider or otherwise with respect to such Series as indicated in the Supplement relating to such Series and the right to receive Collections, Repurchase Payments and other amounts at the times and in the amounts specified in this Article IV to be deposited in the Collection Account and any other accounts maintained for the benefit of the Investor Certificateholders or paid to the Investor Certificateholders (with respect to each outstanding Series, the "Certificateholders' Interest" and, collectively as to all Outstanding Series, the "Aggregate Certificateholders' Interest"). The Exchangeable Transferor Certificate shall represent the interest in the Trust not represented by any Series of Investor Certificates or Subordinated Transferor Certificates then outstanding, including the right to receive Collections, Repurchase Payments and other amounts at the times and in the amounts specified in this Article IV to be paid to the Transferor (the "Transferor Interest"); provided, however, that such certificate shall not represent any interest in the Collection Account and any other accounts maintained for the benefit of the Investor Certificateholders or the benefits of any Enhancement to be provided by an Enhancement Provider or otherwise with respect to any Series, except as specifically provided in this Article IV.

          (c) Administration of the Collection Account. At the direction of the Transferor, funds on deposit in the Collection Account available for investment, shall be invested by the

Trustee in Eligible Investments. All such Eligible Investments shall be held by the Trustee for the benefit of the Investor Certificateholders. Any funds on deposit in the Collection Account to be so invested shall be invested solely in Eligible Investments. Amounts on deposit in each Series Non-Principal Collection Sub-subaccount shall, if applicable, be invested in Eligible Investments that will mature, or that are payable or redeemable upon demand of the holder thereof, so that such funds will be available on or before one Business Day prior to the next succeeding Distribution Date. None of such Eligible Investments shall be disposed of prior to the maturity date with respect thereto. If applicable, all interest and investment earnings (net of losses and investment expenses) on funds deposited in a Series Non-Principal Collection Sub-subaccount shall be deposited in such sub-subaccount on or prior to each Determination Date. Amounts on deposit in the Series Principal Collection Sub-subaccounts shall be invested in Eligible Investments that mature, or that are payable or redeemable upon demand of the holder thereof, so that such funds will be available not later than the Business Day following the date of investment or such later date as may be specified in any Supplement.
The Trustee, or its nominee or custodian, shall maintain possession of the negotiable instruments or securities, if any, evidencing the Eligible Investments described in clause (a) of the definition thereof from the time of purchase thereof until the time of sale or maturity. Any earnings (net of losses and investment expenses) (the "Investment Earnings") on such invested funds in a Series Principal Collection Sub-subaccount will be deposited in the related Series Non-Principal Collection Sub-subaccount.

          (d) Identification of Accounts. Schedule 2, which is hereby incorporated into and made a part of this Agreement, identifies the Collection Account by setting forth the account number of such account, the account designation of such account and the name of the institution with which such account has been established.

          (e) Daily Collections. (i) As promptly as possible after the Date of Processing thereof, but in no event later than one Business Day following such Date of Processing (the "Deposit Date"), the Master Servicer shall transfer, or cause to be transferred, all Collections and Repurchase Payments on deposit in the form of available funds in the Lockbox Account (or, within 60 days of the first Initial Closing Date, any other account) directly to the Collection Account.

          (ii) On each Deposit Date, the Master Servicer shall direct the Trustee to transfer from amounts deposited into the Collection Account pursuant to paragraph (e)(i) above, an amount equal to the product of (x) the Invested Percentage for each Outstanding Series and (y) the Aggregate Daily Collections to the respective Series Collection Subaccount for each such Series.

          (iii) On each Deposit Date, after giving effect to the transfers described in subsection 4.1(e)(ii), the Master Servicer shall direct the Trustee to allocate funds transferred pursuant to subsection 4.1(e)(ii) to the Series Collection Subaccount of each Outstanding Series to the Series Non-Principal Collection Sub-subaccount and the Series Principal Collection Sub-subaccount of each such Series in accordance with the related Supplement for such Series.

          (iv) On each Deposit Date, the Master Servicer shall direct the Trustee to transfer to the Transferor Collection Subaccount the remaining funds, if any, on deposit in the Collection Account on such date after giving effect to transfers to be made pursuant to clause (ii) above.

          (f) Allocations for the Exchangeable Transferor Certificate. Until the occurrence and continuance of an Early Amortization Event, on each Business Day and, after the occurrence and continuance of an Early Amortization Event and until the Trust Termination Date, on each Distribution Date, the Master Servicer, at the direction of the Transferor, shall direct the Trustee to pay to the holder of the Exchangeable Transferor Certificate the amount on deposit in the Transferor Collection Subaccount.

          (g) Set-Off. (i) in the event the Transferor shall fail to make a payment as provided in this Agreement or any Supplement, the Master Servicer or the Trustee may set off and apply any amounts otherwise payable to the Transferor on account of such obligation. The Transferor hereby waives demand, notice or declaration of such set-off and application.

          (ii) In the event the Master Servicer shall fail to make a payment as provided in this Agreement or any Supplement, the Trustee may set off and apply any amounts otherwise payable to the Master Servicer on account of such obligation. The Master Servicer hereby waives demand, notice or declaration of such set-off and application.

          (h) Allocation and Application of Funds. The Master Servicer will apply all Collections and Repurchase Payments with respect to the Receivables for each Accrual Period as described in this Article IV and in the Supplement with respect to each Outstanding Series. The Master Servicer shall direct the Trustee to pay Collections to the holder of the Exchangeable Transferor Certificate to the extent such Collections are allocated to the Exchangeable Transferor Certificate under subsection 4.1(f) and as otherwise provided in
Article IV. Notwithstanding anything in this Agreement or any Supplement to the contrary, to the extent that the Trustee receives any Daily Report prior to 2:00 p.m. (New York City time) on any Business Day, the Trustee shall make any applications of funds required thereby on the same Business Day and otherwise on the next succeeding Business Day.

     THE REMAINDER OF ARTICLE IV SHALL BE SPECIFIED IN THE SUPPLEMENT WITH RESPECT TO EACH SERIES. SUCH REMAINDER SHALL BE APPLICABLE ONLY TO THE SERIES RELATING TO THE SUPPLEMENT IN WHICH SUCH REMAINDER APPEARS.


                                   ARTICLE V

                             ARTICLE V IS RESERVED
                     AND MAY BE SPECIFIED IN ANY SUPPLEMENT
                  WITH RESPECT TO THE SERIES RELATING THERETO


                                   ARTICLE VI

                                THE CERTIFICATES

          Section 6.1 The Certificates. The Investor Certificates of each Series, any Class thereof and any Subordinated Transferor Certificates related thereto shall be in fully registered form (the "Certificates") and shall be substantially in the form of the exhibits with respect thereto attached to the applicable Supplement. The Exchangeable Transferor Certificate shall be substantially in the form of Exhibit A. The Certificates and the Exchangeable Transferor Certificates shall, upon issue, be executed and delivered by the Transferor to the Trustee for authentication and redelivery as provided in
Section 6.2. The Investor Certificates shall be issued in minimum denominations of $1,000,000 and in integral multiples of $100,000 in excess thereof unless otherwise specified in any Supplement for any Series and Class. Unless specified in any Supplement for any Series, the Investor Certificates shall be issued upon initial issuance as a single certificate in an original principal amount equal to the Initial Invested Amount with respect to such Series. Each Subordinated Transferor Certificate, if any, issued under any Supplement shall be a single certificate and shall represent a subordinated interest in the Trust Assets allocated to such Series, as designated in the related Supplement. The Exchangeable Transferor Certificate shall also be a single certificate and shall represent the entire Transferor Interest. Each Certificate shall be executed by manual or facsimile signature on behalf of the Transferor by its President, Treasurer or any Vice President. Certificates bearing the manual or facsimile signature of the individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Transferor or the Trustee shall not be rendered invalid, notwithstanding that such individual has ceased to be so authorized prior to or on the date of the authentication and delivery of such Certificates or does not hold such office at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by or on behalf of the

Trustee by the manual signature of a duly authorized signatory, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

          Section 6.2 Authentication of Certificates. Contemporaneously with the initial sale, assignment and transfer of the Receivables, whether now existing or hereafter created, and the other Trust Assets to the Trust, the Trustee shall authenticate and deliver the initial Series of the Investor Certificates that is issued upon original issuance, upon the written order of the Transferor in a form reasonably satisfactory to the Trustee, to the holders of the initial Series of Investor Certificates, against payment to the Transferor of the Initial Invested Amount. The Trustee shall authenticate and deliver the Exchangeable Transferor Certificate to the Transferor simultaneously with its delivery of the initial Series of Investor Certificates. The Certificates shall be duly authenticated by or on behalf of the Trustee, in the case of the Investor Certificates in authorized denominations equal to (in the aggregate) the Initial Invested Amount, in the case of any Subordinated Transferor Certificate, in a denomination equal to the subordinated interest in the Trust Assets allocated to such Certificate in accordance with the terms of the related Supplement and, in the case of the Exchangeable Transferor Certificate, in a denomination equal to the remaining Transferor Interest from time to time, and together evidencing the entire ownership of the Trust. Upon an Exchange as provided in Section 6.9 and the satisfaction of certain other conditions specified therein, the Trustee shall authenticate and deliver the Certificates of additional Series (with the designation provided in the applicable Supplement) (or, if provided in any Supplement, the additional Investor Certificates of an existing Series), upon the written order of the Transferor, to the Persons designated in such Supplement. Upon the order of the Transferor, the Investor Certificates of any Series shall be duly authenticated by or on behalf of the Trustee, in authorized denominations equal to (in the aggregate) the Initial Invested Amount of such Series of Investor Certificates.

          Section 6.3    Registration of Transfer and Exchange of Certificates.
(a) The Trustee shall cause to be kept at the office or agency to be maintained by a transfer agent and registrar (which may be the Trustee) (the "Transfer Agent and Registrar") in accordance with the provisions of Section 11.16 a register (the "Certificate Register") in which, subject to such reasonable regulations as the Trustee may prescribe, the Transfer Agent and Registrar shall provide for the registration of the Investor Certificates and of transfers and exchanges of the Investor Certificates as herein provided. The Transferor hereby appoints Chemical as Transfer Agent and Registrar for the purpose of registering the Investor Certificates and transfers and exchanges of the Investor Certificates as herein provided.

Chemical shall be permitted to resign as Transfer Agent and Registrar upon 30 days' written notice to the Transferor, the Trustee and the Master Servicer; provided, however, that such resignation shall not be effective and Chemical shall continue to perform its duties as Transfer Agent and Registrar until the Trust has appointed a successor Transfer Agent and Registrar reasonably acceptable to the Transferor. If specified in such related Supplement, so long as the Certificates relating to such Supplement are outstanding, the Transferor shall maintain a co-transfer agent and co-registrar in New York City or any other city designated in such Supplement and any reference in this Agreement to the Transfer Agent and Registrar shall include any co-transfer agent and co-registrar unless the context requires otherwise.

          The Master Servicer hereby agrees to provide the Trustee from time to time sufficient funds, on a timely basis and in accordance with and subject to
Section 11.5, for the payment of any reasonable compensation payable to the Registrar and Transfer Agent for their services under this Section 6.3. The Trustee hereby agrees that, upon the receipt of such funds from the Master Servicer, it shall pay the Registrar and Transfer Agent such amounts.

          Upon surrender for registration of transfer of any Investor Certificate at any office or agency of the Transfer Agent and Registrar maintained for such purpose, the Transferor shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Investor Certificates in authorized denominations of the same Series representing like aggregate Fractional Undivided Interests.

          At the option of an Investor Certificateholder, Investor Certificates may be exchanged for other Investor Certificates of the same Series in authorized denominations of like aggregate Fractional Undivided Interests, upon surrender of the Investor Certificates to be exchanged at any such office or agency of the Transfer Agent and Registrar maintained for such purpose.

          Whenever any Investor Certificates of any Series are so surrendered for exchange, the Transferor shall execute, and the Trustee shall authenticate and (unless the Transfer Agent and Registrar is different than the Trustee, in which case the Transfer Agent and Registrar shall) deliver, the Investor Certificates of such Series which the Certificateholder making the exchange is entitled to receive. Every Investor Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Certificateholder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of Investor Certificates, but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Investor Certificates.

          All Investor Certificates surrendered for registration of transfer and exchange shall be cancelled and disposed of in a manner satisfactory to the Trustee and the Transferor. The Trustee shall cancel and destroy each Certificate in global form upon its exchange in full for Definitive Certificates and shall deliver a certificate of destruction to the Transferor.

          The Transferor shall execute and deliver to the Trustee or the Transfer Agent and Registrar Certificates in such amounts and at such times as are necessary to enable the Trustee and the, Transfer Agent and Registrar to fulfill their respective responsibilities under this Agreement and the Certificates.

          (b) The Transfer Agent and Registrar will maintain at its expense in the Borough of Manhattan, The City of New York and, subject to subsection 6.3(a), if specified in the related Supplement for any Series, any other city designated in such Supplement, an office or offices or agency or agencies where Investor Certificates may be surrendered for registration or transfer or exchange.

          (c) Unless otherwise stated in any related Supplements, registration of transfer of Certificates containing a legend relating to restrictions on transfer of such Certificates (which legend shall be set forth in the Supplement relating to such investor Certificates) shall be effected only if the conditions set forth in the related Supplement are complied with.

          Certificates issued upon registration of transfer of, or in exchange for, Certificates bearing the legend referred to above shall also bear such legend unless the Transferor, the Master Servicer, the Trustee and the Transfer Agent and Registrar receive an Opinion of Counsel satisfactory to each of them, to the effect that such legend may be removed.

          Whenever a Certificate containing the legend set forth in the related Supplement is presented to the Transfer Agent and Registrar for registration of transfer, the Transfer Agent and Registrar shall promptly seek instructions from the Master Servicer regarding such transfer. The Transfer Agent and Registrar shall be entitled to receive written instructions signed by a Servicing Officer prior to registering any such transfer. The Master Servicer hereby agrees to indemnify the Transfer Agent and Registrar and the Trustee and to hold each of them harmless against any loss, liability or expense incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by them in reliance on any such written instructions furnished pursuant to this subsection 6.3(c).

          (d) As a condition to the transfer of any interest in any Subordinated Certificate, the Transferor shall have received from the holder of such Subordinated Certificate a Tax Opinion.

          Section 6.4    Mutilated, Destroyed, Lost or Stolen Certificates.  If
(a) any mutilated Certificate is surrendered to the Transfer Agent and Registrar, or the Transfer Agent and Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Transfer Agent and Registrar and the Trustee such security or indemnity as may be required by them to save each of them harmless (which, in the case of any investment-grade institutional Investor Certificateholder, may be in the form of an unsecured agreement of indemnity), then, the Transferor shall execute and the Trustee shall authenticate and deliver (in compliance with applicable law), in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and aggregate Fractional Undivided Interest. In connection with the issuance of any new Certificate under this Section 6.4, the Trustee or the Transfer Agent and Registrar may require the payment by the Certificateholder of a sum sufficient to cover any tax or other governmental expenses (including the fees and expenses of the Trustee and Transfer Agent and Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section 6.4 shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          Section 6.5 Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Trustee, the Paying Agent, the Transfer Agent and Registrar and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Article IV and for all other purposes whatsoever, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar nor any agent of any of them shall be affected by any notice to the contrary. Notwithstanding the foregoing provisions of this Section 6.5, in determining whether the holders of the requisite Fractional Undivided Interests have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Certificates owned by the Transferor, the Master Servicer or any affiliate thereof (as defined in Rule 405 under the Securities Act of 1933), shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded.

          Section 6.6 Appointment of Paying Agent. The Paying Agent shall make distributions to Investor Certificateholders from the Collection Account (and/or any other account or accounts maintained for the benefit of Certificateholders as specified in the related Supplement for any Series) pursuant to Articles IV and V. The Trustee may revoke such power and remove the Paying Agent if the Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. Unless otherwise specified in the related Supplement for any Series and with respect to such Series, the Paying Agent shall initially be Chemical and any co-paying agent chosen by Chemical. Each Paying Agent shall have a combined capital and surplus of at least $50,000,000 and, if Chemical is not the Paying Agent, shall have a long-term unsecured debt rating of at least A or its equivalent by Duff & Phelps, Moody's and S&P. The Paying Agent shall be permitted to resign upon 30 days' written notice to the Trustee. In the event that the Paying Agent shall so resign, the Trustee shall appoint a successor to act as Paying Agent. The Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Trustee to execute and deliver to the Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trustee that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Investor Certificateholders in trust for the benefit of the Investor Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. The Paying Agent shall return all unclaimed funds to the Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Trustee. The provisions of Sections 11.1, 11.2, 11.3 and 11.5 shall apply to the Trustee also in its role as Paying Agent, for so long as the Trustee shall act as Paying Agent. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

          The Master Servicer hereby agrees to provide the Trustee from time to time sufficient funds, on a timely basis and in accordance with and subject to
Section 11.5, for the payment of any reasonable compensation payable to the Paying Agent for its services under this Section 6.6. The Trustee hereby agrees that, upon the receipt of such funds from the Master Servicer, it shall pay the Paying Agent such amounts.

          If specified in the related Supplement for any Series, so long as the Investor Certificates of such Series are outstanding, the Trustee shall maintain a co-paying agent in New York City.

          Section 6.7 Access to List of Certificateholders' Names and Addresses. The Trustee will furnish or cause to be furnished by the Transfer Agent and Registrar to the Master Servicer or the Paying Agent, within five Business Days after receipt by the Trustee of a request therefor from the Master Servicer or the Paying Agent, respectively, in writing, of the names and addresses of the Investor Certificateholders. If three or more Investor Certificateholders of record or any Investor Certificateholder of any Series or a group of Investor Certificateholders of record representing Fractional Undivided Interests aggregating not less than 10% (the "Applicants") apply in writing to the Trustee, and such application states that the Applicants desire to communicate with other Investor Certificateholders of any Series with respect to their rights under this Agreement or under the Investor Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee, after having been adequately indemnified by such Applicants for its costs and expenses, shall transmit or shall cause the Transfer Agent and Registrar to transmit, such communication to the Certificateholders reasonably promptly after the receipt of such application. Such list shall be as of a date no more than 45 days prior to the date of receipt of such Applicants' request.

          Every Certificateholder, by receiving and holding a Certificate, agrees with the Trustee that neither the Trustee, the Transfer Agent and Registrar, nor any of their respective agents shall be held accountable by reason of the disclosure or mailing of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the sources from which such information was derived.

          As soon as practicable following each Record Date the Trustee shall provide to the Paying Agent or its designee, a list of Certificateholders in such form as the Paying Agent may reasonably request.

          Section 6.8 Authenticating Agent. (a) The Trustee may appoint one or more authenticating agents with respect to the Certificates which shall be authorized to act on behalf of the Trustee in authenticating the Certificates in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Certificates. Whenever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Trustee by an authenticating agent. Each authenticating agent must be acceptable to the Transferor.

          (b) Any institution succeeding to the corporate trust business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any paper or any further act on the part of the Trustee or such authenticating agent.

          (c) An authenticating agent may at any time resign by giving written notice of resignation to the Trustee. The Trustee may at any time terminate the agency of an authenticating agent by giving notice of termination to such authenticating agent. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an authenticating agent shall cease to be acceptable to the Trustee, the Trustee promptly may appoint a successor authenticating agent. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent. No successor authenticating agent shall be appointed unless acceptable to the Trustee. Upon the receipt by the Trustee of any such notice of resignation and upon the giving of any such notice of termination by the Trustee, the Trustee shall immediately give notice of such resignation or termination to the Transferor.

          (d) The Master Servicer hereby agrees to provide the Trustee from time to time sufficient funds, on a timely basis and in accordance with and subject to Section 11.5, for the payment of any reasonable compensation payable to each authenticating agent for its services under this Section 6.8. The Trustee hereby agrees that, upon the receipt of such funds from the Master Servicer, it shall pay each authenticating agent such amounts.

          (e) The provisions of Sections 11.1, 11.2, 11.3 and 11.5 shall be applicable to any authenticating agent.

          (f) Pursuant to an appointment made under this Section 6.8, the Certificates may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

          This is one of the Certificates described in the Pooling and Servicing Agreement.

                                        ____________________________________


                                        ____________________________________
                                        as Authenticating Agent
                                        for the Trustee

          By______________________
               Authorized Officer

          Section 6.9 Tender of Exchangeable Transferor Certificate. (a) Upon any Exchange, the Trustee shall issue to the Transferor under Section 6.1 for execution and redelivery to the Trustee for authentication under Section 6.2 one or more new Series of Investor Certificates and, if applicable, one or more new Series of Subordinated Transferor Certificates. Any such Series of Investor Certificates and Subordinated Transferor Certificates shall be substantially in the form specified in the applicable Supplement and each shall bear, upon its face, the designation for such Series to which each such certificate belongs so selected by the Transferor. Except as specified in any Supplement for a related Series, all Investor Certificates of any Series shall be equally and ratably entitled as provided herein to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Agreement and the applicable Supplement.

          (b) The Transferor may tender the Exchangeable Transferor Certificate to the Trustee in exchange for (i) one or more newly issued Series of Investor Certificates and, if applicable, a newly issued Subordinated Transferor Certificate and (ii) a reissued Exchangeable Transferor Certificate (any such tender a "Transferor Exchange"). In addition, to the extent permitted for any Series of Investor Certificates as specified in the related Supplement, the Investor Certificateholders of such Series may tender their Certificates and the Transferor may tender the Exchangeable Transferor Certificate and any Investor or Subordinated Transferor Certificate or Certificate to the Trustee pursuant to the terms and conditions set forth in such Supplement in exchange for (i) one or more newly issued Series of Investor Certificates, (ii) if applicable, one or more Series of Subordinated Transferor Certificates, and (iii) a reissued Exchangeable Transferor Certificate (an "Investor Exchange"). The Transferor Exchange and Investor Exchange are referred to collectively herein as an "Exchange". The Transferor may perform an Exchange by notifying the Trustee, in writing at least three days in advance (an "Exchange Notice") of the date upon which the Exchange is to occur (an "Exchange Date"). Any Exchange Notice shall state the designation of any Series to be issued on the Exchange Date and, with respect to each such Series: (a) its

Initial Invested Amount (or the method for calculating such Initial Invested Amount), if any, which, in the aggregate, at any time, may not be greater than the current principal amount of the Exchangeable Transferor Certificate, if any, at such time (or in the case of an Investor Exchange, the sum of the Invested Amount of the Series of Investor Certificates to be exchanged plus the current principal amount of the Subordinated Transferor Certificates, if any, to be exchanged plus the current principal amount of the Exchangeable Transferor Certificate) and (b) its Certificate Rate (or the method for allocating interest payments or other cash flow to such Series), if any. On the Exchange Date, the Trustee shall only authenticate and deliver any such Series upon delivery to it of the following: (a) a Supplement executed by the Transferor and specifying the Principal Terms of such Series, (b) the applicable Enhancement, if any, (c) a Tax Opinion, (d) a General Opinion, (e) an agreement, if any, pursuant to which the Enhancement Provider agrees to provide Enhancement, (f) written confirmation from each Rating Agency that the Exchange will not result in the Rating Agency's reducing or withdrawing its rating on any then outstanding Series rated by it,
(g) an Officer's Certificate that the Exchange will not result in the occurrence of a Potential Early Amortization Event or an Early Amortization Event with respect to any Outstanding Series and (h) the existing Exchangeable Transferor Certificate or applicable Investor Certificates and Subordinated Transferor Certificates, as the case may be. Upon the delivery of the items listed in clauses (a) through (h) above, the Trustee shall cancel the existing Exchangeable Transferor Certificate, the applicable Investor Certificates and Subordinated Transferor Certificates, as the case may be, and issue, as provided above, such Series of Investor Certificates, such Series of Subordinated Transferor Certificate, if applicable, and a new Exchangeable Transferor Certificate, dated the Exchange Date. There is no limit to the number of Exchanges that the Transferor may perform under this Agreement. If the Transferor shall, on any Exchange Date, retain any Investor Certificates issued on such Exchange Date, it shall, prior to transferring any such Certificates to another Person, obtain a Tax Opinion with respect to such Certificates.

          (c) In conjunction with an Exchange, the parties hereto shall execute a Supplement, which shall define, with respect to any newly issued Series: (i) its name or designation, (ii) its initial principal amount (or method for calculating such amount), (iii) its coupon rate (or formula for the determination thereof), (iv) the interest payment date or dates and the date or dates from which interest shall accrue, (v) the method for allocating Collections and Repurchase Payments to Certificateholders, (vi) the names of any accounts to be used by such Series and the terms governing the operation of any such accounts, (vii) the issuer and terms of a letter of credit or other form of Enhancement, if any, with respect thereto, (viii) the terms on which the certificates of such Series may be repurchased by the Transferor or may be remarketed to other investors, (ix) the Series Termination Date, (x) any deposit account maintained for the benefit of Certificateholders, (xi) the number of classes of such Series, and if more than one class, the rights and priorities of each such class, (xii) the rights of the holder of the Exchangeable Transferor Certificate that have been transferred to the holders of such Series, (xiii) the designation of any Series Accounts and the terms governing the operation of any such Series Accounts and (xiv) other relevant terms (all such terms, the "Principal Terms" of such Series).

          Section 6.10 Book-Entry Certificates. If specified in any related Supplement, the Investor Certificates, or any portion thereof, upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates, to be delivered to the Depository. Such Investor Certificates shall initially be registered on the Certificate Register in the name of the nominee of such Clearing Agency, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner's interest in the Investor Certificates, except as provided in Section
6.12. Unless and until definitive, fully registered Investor Certificates ("Definitive Certificates") have been issued to beneficial owners pursuant to
Section 6.12:

          (a) the provisions of this Section 6.10 shall be in full force and effect;

          (b) the Transferor, the Master Servicer and the Trustee may deal with each Clearing Agency for all purposes (including the making of distributions on the Investor Certificates) as the authorized representative of the related Clearing Agency Participants and the Certificate Owners;

          (c) to the extent that the provisions of this Section 6.10 conflict with any other provisions of this Agreement, the provisions of this Section
     6.10 shall control; and

          (d) the rights of Certificate Owners shall be exercised only through the Clearing Agency and the related Clearing Agency Participants and shall be limited to those established by law and agreements between such related Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Depository Agreement, the Initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Investor Certificates to such Clearing Agency Participants.

          For purposes of this Agreement or any Supplement requiring or permitting actions with the consent of, or the direction of the Investor Certificateholders (or classes thereof) evidencing a specified percentage of the Aggregate Invested Amount, such direction or consent with respect to the Book-Entry

Certificates may be given by Certificate Owners (acting through a Clearing Agency).

          Section 6.11 Notices to Clearing Agency. Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 6.12, the Trustee shall give all such notices and communications specified herein to be given to the Investor Certificateholders which are Certificate Owners to the Clearing Agencies.

          Section 6.12 Definitive Certificates. If (a)(i) the Transferor advises the Trustee in writing that any Clearing Agency is no longer willing or able to properly discharge its responsibilities under the applicable Depository Agreement, and (ii) the Trustee or the Transferor is unable to locate a qualified successor, (b) the Transferor, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (c) after the occurrence of a Master Servicer Default, Certificate Owners representing Fractional Undivided Interests aggregating more than 50% of the Invested Amount held by such Certificate Owners of each affected Series then issued and outstanding advise the Clearing Agency through the Clearing Agency Participants in writing, and the Clearing Agency shall so notify the Trustee, that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificate Owners, the Trustee shall notify the Clearing Agency, which shall be responsible to notify the Certificate Owners, of the occurrence of any such event and of the availability of Definitive Certificates to Certificates Owners requesting the same. Upon surrender to the Trustee of the Investor Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trustee shall issue the Definitive Certificates. Neither the Transferor nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.


                                  ARTICLE VII

                             OTHER MATTERS RELATING
                               TO THE TRANSFEROR

          Section 7.1 Liability of the Transferor. The Transferor shall be liable for all obligations, covenants, representations and warranties of the Transferor arising under or related to this Agreement or any Supplement. Except as provided in the preceding sentence, the Transferor shall be liable only to the extent of the obligations specifically undertaken by it in its capacity as Transferor hereunder.

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

          Section 7.2 Limitation on Liability of the Transferor. Subject to Sections 7.1 and 7.3, neither the Transferor nor any of the directors or officers or employees or agents of the Transferor in their capacities as Transferor shall be under any liability to the Trust, the Trustee, the Certificateholders or any other Person for any action taken or for refraining from the taking of any action in the capacity as Transferor pursuant to this Agreement whether arising from express or implied duties under this Agreement or any Supplement; provided, however, that this provision shall not protect the Transferor or any such person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligationS and duties hereunder. The Transferor and any director or officer or employee or agent of the Transferor may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

          Section 7.3 Liabilities. Notwithstanding Sections 7.2, 8.3 and 8.4, by entering into this Agreement, the Transferor agrees to be liable, directly to the injured party, for the entire amount of any losses, claims, damages or liabilities, other than those incurred by a Certificateholder in the capacity of an investor in the Investor Certificates, arising out of or based on the arrangement created by this Agreement or any Supplement and the actions of the Master Servicer taken pursuant hereto as though this Agreement or any Supplement created a partnership under the New York Uniform Partnership Act with the Transferor as a general partner thereof. The Transferor agrees to pay, indemnify and hold harmless each Investor Certificateholder against and from any and all such losses, claims, damages and liabilities except to the extent that they arise from any action by such Investor Certificateholder. In the event of a Service Transfer, the Successor Master Servicer will indemnify and hold harmless the Transferor for any losses, claims, damages and liabilities of the Transferor arising under this Section 7.3 from the actions or omissions of such Successor Master Servicer.


                                 ARTICLE VIII

                            OTHER MATTERS RELATING
                            TO THE MASTER SERVICER

          Section 8.1 Liability of the Master Servicer. The Master Servicer shall be liable under this Article VIII only to the extent of the obligations specifically undertaken by the Master Servicer in its capacity as Master Servicer.

          Section 8.2 Merger or Consolidation of, or Assumption of the Obligations of, the Master Servicer. The Master Servicer shall not consolidate with or merge into any

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

other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

          (a) the corporation formed by such consolidation or into which the Master Servicer is merged or the Person which acquires by conveyance or transfer the properties and assets of the Master Servicer substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia, and, if the Master Servicer is not the surviving entity, such corporation shall assume, without the execution or filing of any paper or any further act on the part of any of the parties hereto, the performance of every covenant and obligation of the Master Servicer hereunder;

          (b) the Master Servicer has delivered to the Trustee an Officer's Certificate executed by a Vice President or more senior officer and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer comply with this Section 8.2 and that all conditions precedent herein provided for relating to such transaction have been complied with; and

          (c) The Rating Agency Condition shall have been satisfied with respect thereto.

          Section 8.3 Limitation on Liability of the Master Servicer and Others. Except as provided in Section 8.4 with respect to the Trust and the Trustee, neither the Master Servicer nor any of the directors or officers or employees or agents of the Master Servicer, shall be under any liability to the Trust, the Trustee, the Certificateholders or any other Person for any action taken or for refraining from the taking of any action in its capacity as Master Servicer pursuant to this Agreement or any Supplement; provided, however, that this provision shall not protect the Master Servicer or any such person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Master Servicer and any director or officer or employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Receivables in accordance with this Agreement which in its reasonable opinion would require the Master Servicer to incur any expense or liability.

          Section 8.4 Indemnification of the Trust and the Trustee. The Master Servicer and each Servicer shall jointly and severally indemnify and hold harmless the Trust, for the benefit of the Certificateholders, and the Trustee and its directors, officers and agents, employees (an "indemnified person") from and

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

against any loss, liability, expense, damage or injury suffered or sustained by reason of any acts, omissions or alleged acts or omissions arising from acts or omissions of the Master Servicer or the Servicers pursuant to this Agreement or the other Related Documents, including but not limited to any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided, however, that neither the Master Servicer nor any Servicer shall indemnify the Trust, the Trustee or the Investor Certificateholders or any other indemnified person for any liabilities, cost or expense (i) with respect to any action taken by the Trustee at the request of the Investor Certificateholders nor (ii) with respect to any federal, state or local income or franchise taxes (or any interest or penalties with respect thereto) required to be paid by the Trust or the Investor Certificateholders in connection herewith to any taxing authority nor (iii) arising solely from the failure of an Obligor to make payment in respect of a Receivable. The provisions of this indemnity shall run directly to, and be enforceable by, an injured party.

          Section 8.5 The Master Servicer Not to Resign. The Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that (a) the performance of its duties hereunder is no longer permissible under applicable law and (b) there is no reasonable action which the Master Servicer could take to make the performance of its duties hereunder permissible under applicable law. Any such determination permitting the resignation of the Master Servicer shall be evidenced as to clause (a) above by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a Successor Master Servicer shall have assumed the responsibilities and obligations of the Master Servicer in accordance with Section 10.2.

          Section 8.6 Access to Certain Documentation and Information Regarding the Receivables. The Master Servicer shall provide to the Trustee and its agents and attorneys access to the documentation regarding the Receivables in such cases where the Trustee is required in connection with the enforcement of the rights of the Investor Certificateholders, or by applicable statutes or regulations to review such documentation, such access being afforded without charge but only (a) upon reasonable request, (b) during normal business hours,
(c) subject to the Master Servicer's normal and reasonable security and confidentiality procedures and (d) at offices designated by the Master Servicer. Nothing in this Section 8.6 shall derogate from the obligation of the Transferor, the Trustee or the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Master Servicer to provide access as provided in this Section 8.6 as a result of such obligation shall not constitute a breach of this Section 8.6.

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

          Section 8.7 Delegation of Duties. In the ordinary course of business, the Master Servicer may at any time delegate any duties hereunder to any Servicer who, pursuant to Section 3.1 or any written servicing agreement, agrees to conduct such duties in accordance with the Policies and this Agreement. Such delegation shall not relieve the Master Servicer of its liability and responsibility with respect to such duties, and shall not constitute a resignation within the meaning of Section 8.5.

          Section 8.8 Examination of Records. Each of the Transferor and the Master Servicer shall (or the Master Servicer shall cause each Servicer to) indicate generally in its computer files or other records that the Receivables have been conveyed to the Trust pursuant to this Agreement for the benefit of the Certificateholders.


                                   ARTICLE IX

                           EARLY AMORTIZATION EVENTS

          Section 9.1 Early Amortization Events. Unless modified with respect to any Series of Investor Certificates by any related Supplement, if any one of the following events shall occur:

          (a) the Transferor shall file a petition commencing a voluntary case under any chapter of the federal bankruptcy laws; or the Transferor shall file a petition or answer or consent seeking reorganization, arrangement, adjustment, or composition under any other similar applicable federal law, or shall consent to the filing of any such petition, answer or consent; or the Transferor shall appoint or consent to the appointment of a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of it or of any substantial part of its property; or the Transferor shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due; or the Transferor shall become unable for any reason to transfer Receivables to the Trust in accordance with the provisions of this Agreement;

          (b) any order for relief against the Transferor shall have been entered by a court having jurisdiction in the premises under any chapter of the federal bankruptcy laws, and such order shall have continued undischarged or unstayed for a period of 60 days; or a decree or order by a court having jurisdiction in the premises shall have been entered approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of the Transferor under any other similar applicable federal law, and such decree or order shall have continued undischarged or unstayed for a period of 60 days; or a

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

     decree or order of a court having jurisdiction in the premises for the appointment of a custodian, receiver, liquidator, trustee, assignee, sequestrator, or other similar official in bankruptcy or insolvency of the Transferor or of any substantial part of its property, or for the winding up or liquidation of its affairs, shall have been entered, and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days;

          (c) the Trust shall become an "investment company" within the meaning of the Investment Company Act of 1940, as amended; or

          (d) if a Potential Early Amortization Event (other than the failure by the Master Servicer to deliver or cause to be delivered the Receivables Record with respect to each Originator to the Trustee) shall have occurred and be continuing and the Master Servicer shall fail to deliver or cause to be delivered the Receivables Record with respect to each Originator to the Trustee within three Business Days of the day such item is due;

then, an Early Amortization Event shall occur without any notice or other action on the part of the Trustee or any Investor Certificateholder immediately upon the occurrence of such event. The Master Servicer shall notify each Rating Agency and the Trustee of the occurrence of any Early Amortization Event.

          Section 9.2 Additional Rights Upon the Occurrence of Certain Events. (a) If an Insolvency Event occurs, the Transferor shall immediately cease to transfer Receivables to the Trust and shall promptly give notice to the Trustee of such occurrence. Notwithstanding any cessation of the transfer to the Trust of additional Receivables, Receivables transferred to the Trust prior to the occurrence of such Insolvency Event and Collections in respect of such Receivables and interest, whenever created, accrued in respect of such Receivables, shall continue to be a part of the Trust. Within 15 days of an Insolvency Event, the Trustee shall (i) publish a notice in a newspaper with a national circulation (an "Authorized Newspaper") that an Insolvency Event has occurred and that the Trustee intends to sell, dispose of or otherwise liquidate the Receivables in a commercially reasonable manner and (ii) send written notice to the Certificateholders and request instructions from such holders, which notice shall request each Certificateholder to advise the Trustee in writing that it elects one of the following options: (A) the Certificateholder wishes the Trustee to instruct the Master Servicer not to sell, dispose of or otherwise liquidate the Receivables, or (B) the Certificateholder wishes the Trustee to instruct the Master Servicer to sell, dispose of or otherwise liquidate the Receivables and to instruct the Master Servicer to reconstitute the Trust upon the same terms and conditions set forth herein, or (C) the Certificateholder refuses to advise the Trustee as to the specific action the Trustee shall

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

instruct the Master Servicer to take. If after 60 days from the day notice pursuant to clause (i) above is first published (the "Publication Date"), the Trustee shall not have received written instructions of (x) holders of Certificates representing undivided interests in the Trust aggregating in excess of 50% of the related Invested Amount of each Series (or in the case of a series having more than one Class of Investor Certificates, each Class of such series) selecting option (A) above and (y) if the holders of the Exchangeable Transferor Certificate do not include the Transferor (and following the delivery of written notice in the form referred to above by the Transferor to such holders), the holders of such Certificate representing undivided interests in the Trust aggregating in excess of 50% of the Transferor Interest, the Trustee shall instruct the Master Servicer to proceed to sell, dispose of, or otherwise liquidate the Receivables in a commercially reasonable manner and on commercially reasonable terms, which shall include the solicitation of competitive bids and the Master Servicer shall proceed to consummate the sale, liquidation or disposition of the Receivables as provided above with the highest bidder for the Receivables. The Transferor or any of its Affiliates shall be permitted to bid for the Receivables. In addition the Transferor or any of its Affiliates shall have the right to match any bid by a third person and be granted the right to purchase the Receivables at such matched bid price. The Trustee may obtain a prior determination from any such conservator, receiver or liquidator that the terms and manner of any proposed sale, disposition or liquidation are commercially reasonable. The provisions of Sections 9.1 and 9.2 shall not be deemed to be mutually exclusive.

          (b) The proceeds from the sale, disposition or liquidation of the Receivables pursuant to subsection (a) above shall be treated as Collections on the Receivables and such proceeds will be distributed to holders of each Series after immediately being deposited in the Collection Account. With respect to each Outstanding Series, an amount equal to the product of (x) the Invested Percentage for such Series on the Settlement Date occurring in the calendar month of such deposit and (y) the amount of such deposit shall be allocated to the Certificateholders' Interest for such Series and deposited in the applicable Series Collection Subaccount for distribution in accordance with this Agreement and the related Supplement for such Series. After giving effect to all such deposits, the remainder, if any, shall be allocated to the Transferor Interest and shall be released to the holder of the Exchangeable Transferor Certificate upon surrender thereof.

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

                                   ARTICLE X

                           MASTER SERVICER DEFAULTS

          Section 10.1 Master Servicer Defaults. Unless modified with respect to any Series of Investor Certificates by any related Supplement, if any one of the following events (a "Master Servicer Default") shall occur and be continuing:

          (a) failure by the Master Servicer to pay any interest on, or any principal of, any Investor Certificate on the date such payment is required to be made under this Agreement, or to deliver, within two Business Days of the due date thereof, any Daily Report or, within three Business Days of the due date thereof, any Monthly Settlement Statement conforming in all material respects to the requirements of Section 3.4 or to make any payment, deposit or transfer reflected in such Daily Report or Monthly Settlement Statement as being required to be made on the date such report or statement is delivered pursuant to Section 3.4;

          (b) failure by the Master Servicer to pay any amount (other than as specified in subsection (a) of this Section 10.1) on or before the date occurring three Business Days after the date such payment is required to be made under the terms of this Agreement;

          (c) failure on the part of the Master Servicer duly to observe or perform in any material respect any other covenants or agreements of the Master Servicer set forth in this Agreement which has a material adverse effect on the holders of any Outstanding Series (which determination shall be made without regard to whether any Enhancement is then available from any Enhancement Provider) which continues unremedied for a period of 30 days after the earlier of the date on which a Responsible Officer of the Master Servicer shall have knowledge thereof or the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or any Enhancement Provider, or to the Master Servicer and the Trustee by the holders of Investor Certificates evidencing Fractional Undivided Interests aggregating more than 50% of the Invested Amount of any Series adversely affected thereby; or the Master Servicer shall assign its duties under this Agreement, except as permitted by Section 8.7;

          (d) any representation, warranty or certification made by the Master Servicer in this Agreement or in any certificate delivered pursuant to this Agreement shall prove to have been incorrect when made, which has a material adverse effect on the holders of any Outstanding Series (which determination shall be made without regard to whether

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

     any Enhancement is then available from any Enhancement Provider) which material adverse effect continues for a period of 30 days after the earlier of the date on which a Responsible Officer of the Master Servicer shall have knowledge thereof or the date on which written notice thereof, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or any Enhancement Provider, or to the Master Servicer and the Trustee by the holders of Investor Certificates evidencing Fractional Undivided Interests aggregating more than 50% of the Invested Amount of any Series adversely affected thereby;

          (e) the Master Servicer shall file a petition commencing a voluntary case under any chapter of the federal bankruptcy laws; or the Master Servicer shall file a petition or answer or consent seeking reorganization, arrangement, adjustment, or composition under any other similar applicable federal law, or shall consent to the filing of any such petition, answer, or consent; or the Master Servicer shall appoint or consent to the appointment of a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of it or of any substantial part of its property; or the Master Servicer shall make an assignment for the benefit of creditors or shall admit in writing its inability to pay its debts generally as they become due; or

          (f) any order for relief against the Master Servicer shall have been entered by a court having jurisdiction in the premises under any chapter of the federal bankruptcy laws, and such order shall have continued undischarged or unstayed for a period of 60 days; or a decree or order by a court having jurisdiction in the premises shall have been entered approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of the Master Servicer under any other similar applicable federal law, and such decree or order shall have continued undischarged or unstayed for a period of 60 days; or a decree or order of a court having jurisdiction in the premises for the appointment of a custodian, receiver, liquidator, trustee, assignee, sequestrator, or other similar official in bankruptcy or insolvency of the Master Servicer or of any substantial part of its property, or for the winding up or liquidation of its affairs, shall have been entered, and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days;

then, in the event of any Master Servicer Default, so long as the Master Servicer Default shall not have been remedied, either the Trustee, or the holders of Investor Certificates evidencing Fractional Undivided Interests aggregating more than 50% of the Aggregate Invested Amount by notice then given in writing to the Master Servicer, each Agent, each Enhancement Provider and each

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

Rating Agency (and to the Trustee if given by the Investor Certificateholders) (a "Termination Notice"), may terminate all but not less than all of the rights and obligations of the Master Servicer as Master Servicer under this Agreement and in and to the Receivables and the proceeds thereof; provided, however, if within 60 days of receipt of a Termination Notice the Trustee does not receive any bids from Eligible Master Servicers in accordance with subsection 10.2(c) to act as a Successor Master Servicer and receives an Officer's Certificate of the Master Servicer to the effect that the Master Servicer cannot in good faith cure the Master Servicer Default which gave rise to the Termination Notice, then the Trustee shall grant a right of first refusal to the Master Servicer which would permit the Master Servicer at its option to purchase the Certificateholders' Interest on the Distribution Date in the next calendar month. The purchase price for such interest with respect to each Series of Investor Certificates shall be equal to the Adjusted Invested Amount for such Series on the Distribution Date of such purchase plus an amount equal to all interest accrued but unpaid on such Series on the date of such purchase plus any other amount required to be paid in connection therewith pursuant to the Supplement with respect to such Series, including, without limitation, reasonable fees and expenses of the Trustee. The Master Servicer shall notify the Trustee in writing prior to the Record Date for the Distribution Date of the purchase if it is exercising such right of first refusal. If it exercises the right of first refusal, the Master Servicer shall deposit the purchase price into the Collection Account on the Record Date preceding such Distribution Date in immediately available funds. Notwithstanding anything to the contrary in this Agreement, the entire amount of the purchase price shall be distributed to the parties owed such amounts. After receipt by the Master Servicer of a Termination Notice, and on the date that a Successor Master Servicer shall have been appointed by the Trustee pursuant to Section 10.2, all authority and power of the Master Servicer under this Agreement shall pass to and be vested in a Successor Master Servicer (a "Service Transfer"); and, without limitation, the Trustee is hereby authorized and empowered (upon the failure of the Master Servicer to cooperate) to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, all documents and other instruments upon the failure of the Master Servicer to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such Service Transfer. The Master Servicer agrees to cooperate with the Trustee and such Successor Master Servicer in effecting the termination of the responsibilities and rights of the Master Servicer to conduct servicing hereunder, including, without limitation, the transfer to such Successor Master Servicer of all authority of the Master Servicer to service the Receivables provided for under this Agreement, including, without limitation, all authority over all Collections which shall on the date of transfer be held by the Master Servicer for deposit, or which have been deposited by the Master Servicer, in the Collection

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

Account, or which shall thereafter be received with respect to the Receivables, and in assisting the Successor Master Servicer. The Master Servicer shall promptly transfer all of its records (including, without limitation, computer tapes or disks) relating to the Receivables to the Successor Master Servicer in such form as the Successor Master Servicer may reasonably request and shall promptly transfer to the Successor Master Servicer all other records, correspondence and documents necessary for the continued servicing of the Receivables in the manner and at such times as the Successor Master Servicer shall reasonably request. To the extent that compliance with this Section 10.1 shall require the Master Servicer to disclose to the Successor Master Servicer information of any kind which the Master Servicer reasonably deems to be confidential, the Successor Master Servicer shall be required to enter into such customary licensing and confidentiality agreements as the Master Servicer shall deem necessary to protect its interest.

          Notwithstanding the foregoing, a delay in or failure of performance under subsection 10.1(a) or (b) for a period of ten Business Days, shall not constitute a Master Servicer Default if such delay or failure could not be prevented by the exercise of reasonable diligence by the Master Servicer and such delay or failure was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes. The preceding sentence shall not relieve the Master Servicer from using its best efforts to perform its respective obligations in a timely manner in accordance with the terms of this Agreement and the Master Servicer shall provide the Trustee, the Transferor and the Investor Certificateholders with an Officer's Certificate giving prompt notice of such failure or delay by it, together with a description of its efforts so to perform its obligations.

          Section 10.2 Trustee to Act; Appointment of Successor. (a) On and after the receipt by the Master Servicer of a Termination Notice pursuant to
Section 10.1, the Master Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the Termination Notice or otherwise specified by the Trustee in writing or, if no such date is specified in such Termination Notice or otherwise specified by the Trustee, until a date mutually agreed upon by the Master Servicer and Trustee. The Trustee shall as promptly as possible after the giving of a Termination Notice, and with the consent of any Enhancement Provider (if the applicable Supplement so requires), which consent shall not be unreasonably withheld, appoint an Eligible Master Servicer as a successor servicer (the "Successor Master Servicer"), and such Successor Master Servicer shall accept its appointment by a written assumption in a form acceptable to the Trustee. In the event that a Successor Master Servicer has not been appointed or has not accepted its appointment at the time when the Master Servicer ceases to act as Master Servicer, the Trustee shall, as the

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

liquidating agent hereunder, perform solely the duties of the Master Servicer relating to the administration of accounts set forth in Article IV and shall use reasonable efforts to collect payments on account of Eligible Receivables. The standard of care, representations and warranties, covenants, liabilities, rights of indemnification, and all other rights and obligations of the Trustee under this Agreement shall also be applicable to the Trustee in its capacity as liquidating agent hereunder. For performing as liquidating agent, the Trustee shall collect a fee, not in excess of the Servicing Fee and shall be reimbursed for its expenses as liquidating agent pursuant to Section 11.5. The Trustee, in its capacity as the liquidating agent, may delegate any of its obligations as liquidating agent to an Affiliate or agent in accordance with subsection 3.1(b). Notwithstanding the above, the Trustee may, or if it is legally unable to act as liquidating agent, shall, petition a court of competent jurisdiction to appoint any Eligible Master Servicer as the Successor Master Servicer hereunder. The Master Servicer shall immediately give notice to each Rating Agency upon the appointment of a Successor Master Servicer.

          (b) Upon its appointment, the Successor Master Servicer shall be the successor in all respects (other than the Trustee, which shall act as Successor Master Servicer in accordance with the limitations set forth in subsection 10.2(a)) to the Master Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof, and all references in this Agreement to the Master Servicer shall be deemed to refer to the Successor Master Servicer. Any Successor Master Servicer, by its acceptance of its appointment, will automatically agree to be bound by the terms and provisions of any agreement under which an Enhancement Provider agrees to provide Enhancement for a Series.

          (c) In connection with any Termination Notice, the Trustee will review any bids which it obtains from Eligible Master Servicers and shall be permitted to appoint any Eligible Master Servicer submitting such a bid as a Successor Master Servicer for servicing compensation not in excess of the Servicing Fee; provided, however, that the Transferor shall be responsible for payment of the Transferor's portion of the Servicing Fee as determined pursuant to Section 3.2 and all other amounts in excess of the Monthly Servicing Fee, and that no such monthly compensation paid out of Collections shall be in excess of the Monthly Servicing Fee permitted to the Master Servicer pursuant to Section 3.2. The holder of the Exchangeable Transferor Certificate agrees that if US Foodservice Inc. is terminated as Master Servicer hereunder, the portion of Collections in respect of the Receivables that it is entitled to receive pursuant to Article IV shall be reduced by an amount sufficient to pay its share of the compensation of the Successor Master Servicer.

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

          (d) All authority and power granted to the Successor Master Servicer under this Agreement shall automatically cease and terminate upon termination of the Trust pursuant to Section 12.1, and shall pass to and be vested in the Transferor and, without limitation, the Transferor is hereby authorized and empowered to execute and deliver, on behalf of the Successor Master Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Successor Master Servicer agrees to cooperate with the Transferor in effecting the termination of the responsibilities and rights of the Successor Master Servicer to conduct servicing on the Receivables. The Successor Master Servicer shall transfer all of its records relating to the Receivables to the Transferor in such form as the Transferor may reasonably request and shall transfer all other records, correspondence and documents to the Transferor in the manner and at such times as the Transferor shall reasonably request. To the extent that compliance with this Section 10.2 shall require the Successor Master Servicer to disclose to the Transferor information of any kind which the Successor Master Servicer deems to be confidential, the Transferor shall be required to enter into such customary licensing and confidentiality agreements as the Successor Master Servicer shall deem necessary to protect its interests.

          Section 10.3. Notification to Certificateholders. Upon the occurrence of any Master Servicer Default or Potential Master Servicer Default, the Master Servicer shall give prompt written notice thereof to the Trustee, each Agent, each Rating Agency and each Enhancement Provider and the Trustee shall give notice to the Investor Certificateholders at their respective addresses appearing in the Certificate Register of any (i) Master Servicer Default or (ii) Potential Master Servicer Default as to which, except in the case of a Potential Master Servicer Default relating to the federal bankruptcy laws, any applicable grace period (or, if such applicable grace period is in excess of ten days, as to which a period of ten days) has expired; provided, however, that upon the expiration of any such grace period or ten-day period, if such Potential Master Servicer Default shall be continuing, the Trustee shall give notice thereof as set forth above. Upon any termination or appointment of a Successor Master Servicer pursuant to this Article X, the Trustee shall give prompt written notice thereof to Investor Certificateholders at their respective addresses appearing in the Certificate Register.

          Section 10.4. Waiver of Past Defaults. The holders of Investor Certificates evidencing Fractional Undivided Interests aggregating more than the Waiver Percentage of the Invested Amount of any Series affected by any default by the Master Servicer or Transferor may, on behalf of all Certificateholders of such affected Series, waive any default by the Master Servicer or the Transferor in the performance of their obligations hereunder and its consequences, except a default in the failure

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to make any required deposits or payments of interest or principal with respect to any Series of Certificates. Upon any such waiver of a past default, such default shall cease to exist, and any default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.


                                  ARTICLE XI

                                  THE TRUSTEE

          Section 11.1. Duties of Trustee. (a) The Trustee, prior to the occurrence of a Master Servicer Default of which a Responsible Officer of the Trustee has actual knowledge and after the curing of all Master Servicer Defaults which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against the Trustee. If a Master Servicer Default to the actual knowledge of a Responsible Officer of the Trustee has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement or any Supplement and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          (b) The Trustee, may conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein upon resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee; but in the case of any of the above which are specifically required to be furnished to the Trustee pursuant to any provision of this Agreement or any Supplement, the Trustee shall, subject to
Section 11.2, examine them to determine whether they substantially conform to the requirements of this Agreement or any Supplement. The Trustee shall give prompt written notice to the Certificateholders and each Rating Agency of any material lack of conformity of any such instrument to the applicable requirements of this Agreement or any Supplement discovered by the Trustee which would entitle a specified percentage of the Certificateholders to take any action pursuant to this Agreement or any Supplement.

          (c) Subject to subsection 11.1(a), and except for subsection 6.3(c), no provision of this Agreement or any Supplement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

          (i) The Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or

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     Responsible Officers of the Trustee, unless it shall be proved that the
     Trustee was negligent in ascertaining the pertinent facts;

          (ii) The Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Investor Certificates evidencing Fractional Undivided Interests aggregating more than 50% of the Invested Amount of any Series and, to the extent not so provided herein, with respect to any act requiring the Trustee to exercise its own discretion, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement or any Supplement;

          (iii) The Trustee shall not be charged with knowledge of any failure by the Master Servicer to comply with any of its obligations, including the obligations of the Master Servicer referred to in Section 10.1 unless a Responsible Officer of the Trustee obtains actual knowledge of such failure or the Trustee receives written notice of such failure from the Master Servicer, any Agent, any Enhancement Provider or any holders of Investor Certificates evidencing Fractional Undivided Interests aggregating not less than 10% of the Invested Amount of any Series;

          (iv) The Trustee shall not be charged with knowledge of an Early Amortization Event unless a Responsible Officer obtains actual knowledge of such event or the Trustee receives written notice of such event from the Master Servicer, any Agent, any Enhancement Provider or any holders of Investor Certificates evidencing Fractional Undivided Interests aggregating not less than 10% of the Invested Amount of any Series;

          (v) The Trustee shall not be liable for its selection of Eligible Investments or for any investment losses resulting from Eligible Investments;

          (vi) The Trustee shall have no duty to monitor the performance of the Master Servicer, nor shall it have any liability in connection with malfeasance or nonfeasance by the Master Servicer. The Trustee shall have no liability in connection with compliance of the Master Servicer or the Transferor with statutory or regulatory requirements related to the Receivables; and

          (vii) The Trustee shall take such actions as are set fourth in the Internal Operating Procedures Memorandum.

          (d) The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or under any

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Supplement or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement or any Supplement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any obligations of the Master Servicer under this Agreement or any Supplement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement or any Supplement.

          (e) Except for actions expressly authorized by this Agreement or any Supplement, the Trustee shall take no action reasonably likely to impair the interests of the Trust in any Receivable now existing or hereafter created or to impair the value of any Receivable now existing or hereafter created.

          (f) Except as expressly provided in this Agreement, the Trustee shall have no power to vary the corpus of the Trust.

          (g) In the event that the Paying Agent or the Transfer Agent and Registrar shall fail to perform any obligation, duty or agreement in the manner or on the day required to be performed by the Paying Agent or the Transfer Agent and Registrar, as the case may be, under this Agreement, the Trustee shall be obligated promptly upon actual knowledge of a Responsible Officer thereof to perform such obligation, duty or agreement in the manner so required.

          (h) Unless a Responsible Officer of the Trustee shall have obtained actual knowledge to the contrary, the Trustee shall provide monthly notice to each Rating Agency stating that to the knowledge of such Responsible Officer no Early Amortization Event or Master Servicer Default shall have occurred and be continuing as of the date of such notice.

          (i) The Trustee shall aggregate the amount of Receivables reported in each Servicer's Receivables Record (i) not less than four times per year and shall compare the result against the ending total Receivables as reported in Section (a) of the Monthly Settlement Statement for the corresponding Settlement Period, and (ii) in the event of the occurrence and continuance of a Potential Early Amortization Event, not less than on a monthly basis and shall compare the result against the ending total Receivables as reported in Section (a) of the Monthly Settlement Statement for the corresponding Settlement Period. Notwithstanding any other provision of this Agreement or any Supplement, upon the discovery of any discrepancy between the amount of Receivables reported in each Servicer's Receivable Records and the total Receivables as reported in Section (a) of the Monthly Settlement Statement, the Master Servicer shall have 10 days to resolve such discrepancy before the Trustee shall be obligated to give notice to the

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Certificateholders, each Enhancement Provider and each Rating Agency.

          Section 11.2.  Rights of the Trustee.  Except as otherwise provided in
Section 11.1:

          (a) The Trustee may rely on and shall be protected in acting on, or in refraining from acting in accord with, any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, appraisal, bond, note or other paper or document believed by it to be genuine and to have been signed or presented to it pursuant to this Agreement or any Supplement by the proper party or parties;

          (b) The Trustee may consult with counsel and any Opinion of Counsel or any advice of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

          (c) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement or any Supplement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement or any Supplement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby (which in the case of any investment-grade institutional Investor Certificateholder, may be in the form of an unsecured agreement of indemnity); provided, however, that nothing contained herein shall relieve the Trustee of the obligations, upon the occurrence of a Master Servicer Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement or any Supplement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

          (d) The right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or wilful misconduct in the performance of any such act;

          (e) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement or any Supplement;

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

          (f) The Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, direction, order, approval, bond, note or other paper or document, unless requested in writing so to do by holders of Investor Certificates evidencing Fractional Undivided Interests aggregating more than 10% of the Invested Amount of any Series; provided, however, that such Investor Certificateholders shall reimburse the Trustee for any expense resulting from any such investigation requested by them prior to the occurrence of an Early Amortization Event, and thereafter the Master Servicer (or, if US Foodservice is no longer the Master Servicer, US Foodservice) shall reimburse the Trustee for any reasonable expense resulting from any such investigation requested by such Investor Certificateholders; provided further, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation shall be, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity from the Investor Certificateholders against such cost, expense or liability (which, in the case of any investment-grade institutional Investor Certificateholder, may be in the form of an unsecured agreement of indemnity) as a condition to so proceeding. The Trustee shall be entitled to make such further inquiry or investigation into such facts or matters as it may reasonably see fit, and if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books and records of the Transferor, personally or by agent or attorney, at the sole cost and expense of the Transferor;

          (g) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder;

          (h) The Trustee shall not be required to make any initial or periodic examination of any documents or records related to the Receivables or the Accounts for the purpose of establishing the presence or absence of defects, the compliance by the Transferor with its representations and warranties or for any other purpose; and

          (i) In the event that the Trustee is also acting as Paying Agent or Transfer Agent and Registrar hereunder, the rights and protections afforded to the Trustee pursuant to

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     this Article XI shall also be afforded to such Paying Agent or Transfer
     Agent and Registrar.

          Section 11.3. Trustee Not Liable for Recitals in Certificates. The Trustee assumes no responsibility for the correctness of the recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates). Except as set forth in Section 11.15, the Trustee makes no representations as to the validity or sufficiency of this Agreement or any Supplement or of the Certificates (other than the certificate of authentication on the Certificates) or of any Receivable or related document. The Trustee shall not be accountable for the use or application by the Transferor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Transferor in respect of the Receivables or deposited in or withdrawn from the Collection Account or other accounts hereafter established to effectuate the transactions contemplated herein and in accordance with the terms hereof.

          The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature and authentication of the Trustee on the Certificates) or of any Receivable or related document. The Trustee shall not be accountable for the use or application by the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Master Servicer or any Servicer in respect of the Receivable or deposited in or withdrawn from the Collection Account by the Master Servicer or any Servicer. The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Receivable.

          Section 11.4. Trustee May Own Certificates. The Trustee in its individual or any other capacity (a) may become the owner or pledgee of Investor Certificates with the same rights as it would have if it were not the Trustee and (b) may transact any banking and trust business with the Transferor, the Master Servicer, any Servicer or any Originator.

          Section 11.5. The Master Servicer to Pay Trustee's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to receive, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and, subject to
Section 8.4, the Master Servicer will pay or reimburse the Trustee upon its request for all reasonable expenses (including, without limitation, expenses incurred in connection with notices or other communications to Certificateholders), disbursements and advances incurred or made

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by the Trustee in accordance with any of the provisions of this Agreement or any
Supplement (including the reasonable fees and expenses of its agents, any co-trustee and counsel) except any such expense, disbursement or advance as may arise from its negligence or bad faith and except as provided in the final sentence of this Section 11.5. The Master Servicer's covenant to pay the expenses, disbursements and advances provided for in the preceding sentence shall survive the termination of this Agreement. If the Trustee assumes the obligations of a liquidating agent pursuant to Section 10.2, the provision of this Section 11.5 shall apply to the reasonable expenses, disbursements and advances made or incurred by the Trustee in its capacity as liquidating agent, which may exceed the Servicing Fee.

          Section 11.6. Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States of America or any state thereof authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000, a long-term unsecured debt rating of at least A or its equivalent by Duff & Phelps, Moody's and S&P and subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purpose of this Section 11.6, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 11.6, the Trustee shall resign immediately in the manner and with the effect specified in
Section 11.7.

          Section 11.7. Resignation or Removal of Trustee. (a) Subject to paragraph (d) below, the Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Transferor and the Master Servicer. Upon receiving such notice of resignation, the Transferor shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

          (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 11.6 hereof and shall fail to resign after written request therefor by the Master Servicer, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or

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if a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Master Servicer may remove the Trustee and promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

          (c) Investor Certificateholders representing Fractional Undivided Interests aggregating more than 50% of the Aggregate Invested Amount may at any time remove the Trustee and direct the Master Servicer to promptly appoint a successor trustee reasonably acceptable to such Investor Certificateholders by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

          (d) Any resignation or removal of the Trustee and appointment of successor trustee pursuant to any of the provisions of this Section 11.7 shall not become effective until acceptance of appointment by the successor trustee as provided in Section 11.8 and the satisfaction of the Rating Agency Condition.

          (e) The respective obligations of the Transferor and the Master Servicer described in Sections 7.3, 8.4 and 11.5 shall survive the removal or resignation of the Trustee as provided in this Agreement.

          (f) No Trustee under this Agreement shall be personally liable for any action or omission of any successor trustee.

          Section 11.8. Successor Trustee. (a) Any successor trustee appointed as provided in Section 11.7 shall execute, acknowledge and deliver to the Transferor and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall deliver to the successor trustee all documents or copies thereof, at the expense of the Master Servicer, and statements held by it hereunder; and the Transferor and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor trustee all such rights, power, duties and obligations. The Master Servicer shall immediately give notice to each Rating Agency upon the appointment of a successor trustee.

          (b) No successor trustee shall accept appointment as provided in this
Section 11.8 unless at the time of such

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acceptance such successor trustee shall be eligible under the provisions of
Section 11.6.

          (c) Upon acceptance of appointment by a successor trustee as provided in this Section 11.8, such successor trustee shall mail notice of such succession hereunder to all Certificateholders at their addresses as shown in the Certificate Register.

          Section 11.9. Merger or Consolidation of Trustee. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 11.6, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          Section 11.10. Appointment of Co-Trustee or Separate Trustee. (a) Notwithstanding any other provisions of this Agreement or any Supplement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust may at the time be located, the Trustee shall have the power and may execute and deliver all instruments to appoint one or more persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 11.10, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 11.6 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under
Section 11.8.

          (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any statute of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in

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     which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

         (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

        (iii) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

          (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article XI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement or any Supplement, specifically including every provision of this Agreement or any Supplement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Master Servicer.

          (d) Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect to this Agreement or any Supplement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          Section 11.11. Tax Returns. In the event the Trust shall be required to file tax returns, the Master Servicer shall prepare or shall cause to be prepared any tax returns required to be filed by the Trust and shall remit such returns to the Trustee for signature at least five Business Days before such returns are due to be filed. The Master Servicer shall also prepare or shall cause to be prepared all tax information required by law to be distributed to Certificateholders and shall deliver such information to the Trustee at least five Business Days prior to the date it is required by law to be distributed to the Certificateholders. The Trustee, upon request, will furnish the Master Servicer with all such information known to the Trustee as may be reasonably required in connection with the preparation of all tax returns of the Trust, and shall, upon request, execute

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such returns.  In no event shall the Trustee in its individual capacity be liable for any liabilities, costs or expenses of the Trust, the Certificateholders, the Transferor or the Master Servicer arising under any tax law or regulation, including, without limitation, federal, state or local income or excise taxes or any other tax imposed on or measured by income (or any interest or penalty with respect thereto or arising from any failure to comply therewith).

          Section 11.12. Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or any Supplement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been obtained.

          Section 11.13. Suits for Enforcement. If a Master Servicer Default shall occur and be continuing, the Trustee, in its discretion may, subject to the provisions of Section 10.1, proceed to protect and enforce its rights and the rights of the Certificateholders under this Agreement or any Supplement by suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or any Supplement or in aid of the execution of any power granted in this Agreement or any Supplement or for the enforcement of any other legal, equitable or other remedy as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee or the Certificateholders. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Certificateholder any plan of reorganization, arrangement, adjustment or composition affecting the Certificates or the rights of any holder thereof, or authorize the Trustee to vote in respect of the claim of any Certificateholder in any such proceeding.

          Section 11.14. Rights of Certificateholders to Direct Trustee. Holders of Investor Certificates evidencing Fractional Undivided Interests aggregating more than 50% of the Invested Amount of any Series affected by the conduct of any proceeding or the exercise of any right conferred on the Trustee shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that, subject to Section 11.1, the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a

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Responsible Officer or Responsible Officers of the Trustee, determine that the proceedings so directed would be illegal or expose it to personal liability or be unduly prejudicial to the rights of Certificateholders not parties to such direction; and provided, further, that nothing in this Agreement or any Supplement shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction of the Certificateholders.

          Section 11.15. Representations and Warranties of Trustee. The Trustee represents and warrants that:

          (a) the Trustee is a banking corporation organized, existing and in good standing under the laws of the State of New York and meets the requirements of Section 11.6;

          (b) the Trustee has full power, authority and right to execute, deliver and perform this Agreement and any Supplement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement and any Supplement; and

          (c) this Agreement and any Supplement has been duly executed and delivered by the Trustee and are the legal, valid and binding obligation of the Trustee, enforceable in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

          Section 11.16. Maintenance of Office or Agency. The Trustee will maintain at its expense in the Borough of Manhattan, The City of New York, an office or offices or agency or agencies where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served. The Trustee will give prompt written notice to the Master Servicer and to Certificateholders of any change in the location of the Certificate Register or any such office or agency.

          Section 11.17. Limitation of Liability. The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by the Trust Agreement. Each of the undertaking and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

                                  ARTICLE XII

                                  TERMINATION

          Section 12.1. Termination of Trust; Optional Repurchase. (a) The Trust and the respective obligations and responsibilities of the Transferor, the Master Servicer, the Servicers and the Trustee created hereby (other than the obligation of the Trustee to make payments to Certificateholders as hereafter set forth) shall terminate, except with respect to the duties described in Sections 7.3 and 8.4 and subsection 12.3(b), on the earlier of (i) September 1, 2014, (ii) at the option of the Transferor, at any time when the Aggregate Invested Amount is zero and (iii) upon completion of distribution of the amounts referred to in Section 9.2(b) (the "Trust Termination Date").

          (b) If on the Distribution Date in the month immediately preceding the month in which the Trust Termination Date occurs (after giving effect to all transfers, withdrawals, deposits and drawings to occur on such date and the payment of principal on any Series of Certificates to be made on the related Distribution Date pursuant to Article IV) the Invested Amount of any Series would be greater than zero, the Master Servicer shall sell within 30 days of such Distribution Date all of the Receivables. The proceeds of such sale shall be treated as Collections on the Receivables and shall be allocated in accordance with Article IV. During such 30-day period, the Master Servicer shall continue to collect Collections on the Receivables and allocate Collections and Repurchase Payments in accordance with the provisions of Article IV.

          Section 12.2. Optional Purchase and Final Termination Date of Investor Certificates of any Series. (a) On the Distribution Date during the Amortization Period with respect to any Series on which the Invested Amount of such Series is reduced to an amount equal to or less than the Optional Repurchase Percentage of the Invested Amount for such Series as of the day preceding the beginning of such Amortization Period, the Transferor shall have the option to repurchase the entire Certificateholders' Interest of such Series, at a purchase price equal (i) to the Invested Amount of such Series plus (ii) accrued and unpaid interest through the date of such purchase (after giving effect to any payment of principal and monthly interest on such date of purchase) plus (iii) any other amount payable to any other party under this Agreement and the related Supplement. The amount of the purchase price will be deposited into the Collection Account for credit to the Series Collection Subaccount for such Series on the Distribution Date in immediately available funds and will be passed through first, to the applicable Investor Certificateholders until such Investor Certificateholders are paid in full and, second, to other parties under the related Supplement. Following any such repurchase, such Certificateholders' Interest in the Receivables shall terminate and such interest therein will be allocated to the Transferor Interest and such Certificateholders will have no further rights with respect thereto.
In the event that the Transferor fails for any reason to deposit the purchase price for such Receivables, the Trust will continue to hold such interest in the Receivables and monthly payments will continue to be made to the Certificateholders.

          (b) The amount deposited pursuant to subsection 12.1(b) shall be paid to the Investor Certificateholders of the related Series pursuant to Article IV on the Distribution Date following the date of such deposit. All Certificates of a Series which are purchased by the Transferor pursuant to subsection 12.1(b) of this Agreement shall be delivered by the Transferor upon such purchase to, and be canceled by, the Transfer Agent and Registrar and be disposed of in a manner satisfactory to the Trustee and the Transferor.

          (c) All principal or interest with respect to any Series of Investor Certificates shall be due and payable no later than the Series Termination Date with respect to such Series. Unless otherwise provided in a Supplement, in the event that the Invested Amount of any Series of Certificates is greater than zero on its Series Termination Date (after giving effect to all transfers, withdrawals, deposits and drawings to occur on such date and the payment of principal to be made on such Series on such date), the Trustee will sell or cause to be sold, and pay the proceeds to all Certificateholders of such Series pro rata (except that unless expressly provided to the contrary in the related Supplement, no payment shall be made to Certificateholders of any Class of any Series that is by its terms subordinated to any other Class until such senior Class of Certificates have been paid in full) in final payment of all principal of and accrued interest on such Series of Certificates, an amount of Receivables or interests in Receivables up to the Invested Amount of such Series at the close of business on such date. Unless and to the extent otherwise specified in any applicable Supplement, any proceeds of such sale in excess of such principal and interest paid shall be treated as Collections; provided, however, that if no Series is outstanding such proceeds shall be paid to the holder of the Exchangeable Transferor Certificate. Upon such Series Termination Date with respect to the applicable Series of Certificates, final payment of all amounts allocable to any Investor Certificates of such Series shall be made in the manner provided in Section 12.2.

          Section 12.3. Final Payment with Respect to Any Series. (a) Written notice of any termination, specifying the Distribution Date upon which the Investor Certificateholders of any Series may surrender their Investor Certificates for payment of the final distribution with respect to such Series and cancellation, shall be given (subject to at least 30 days' prior written notice from the Master Servicer to the Trustee containing all information required for the Trustee's notice) by the Trustee to Investor Certificateholders of such Series mailed not later than the fifth day of the month of such final distribution specifying (i) the Distribution Date upon which final payment of the Investor Certificates will be made upon presentation and surrender of Investor Certificates at the office or offices therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Investor Certificates at the office or offices therein specified. The Master Servicer's notice to the Trustee in accordance with the preceding sentence shall be accompanied by an Officer's Certificate setting forth the information specified in Section 3.5 covering the period during the then current calendar year through the date of such notice. The Trustee shall give such notice to the Transfer Agent and Registrar and the Paying Agent at the time such notice is given to such Investor Certificateholders.

          (b) Notwithstanding the termination of the Trust pursuant to subsection 12.1(a) or the occurrence of the Series Termination Date with respect to any Series pursuant to Section 12.2, all funds then on deposit in the Collection Account shall continue to be held in trust for the benefit of the Certificateholders and the Paying Agent or the Trustee shall pay such funds to the Certificateholders upon surrender of their Certificates. Any Certificate not surrendered on the date specified in subsection 12.3(a)(i) shall cease to accrue any interest provided for such Certificate from and after such date. In the event that all of the Investor Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Investor Certificateholders of such Series to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Investor Certificates of such Series shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Investor Certificateholders of such Series concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds in the Collection Account held for the benefit of such Investor Certificateholders. The Trustee and the Paying Agent shall pay to the Transferor upon request any monies held by them for the payment of principal or interest that remains unclaimed for two years. After payment to the Transferor, Certificateholders entitled to the money must look to the Transferor for payment as general creditors unless an applicable abandoned property law designates another Person.

          (c) All Certificates surrendered for payment of the final distribution with respect to such Certificates and cancellation shall be canceled by the Transfer Agent and Registrar and be disposed of in a manner satisfactory to the Trustee and the Transferor.

          Section 12.4. Transferor's Termination Rights. Upon the termination of the Trust pursuant to Section 12.1 and the surrender of the Exchangeable Transferor Certificate, the Trustee shall sell, assign and convey to the Transferor (without recourse, representation or warranty) all right, title and interest of the Trust in the Receivables, whether then existing or thereafter created, and all proceeds thereof except for amounts held by the Trustee pursuant to subsection 12.2(b). The Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, representation or warranty, as shall be reasonably requested by the Transferor to vest in the Transferor all right, title and interest which the Trust had in the Receivables.


                                 ARTICLE XIII

                           MISCELLANEOUS PROVISIONS

          Section 13.1. Amendment. (a) This Agreement and any Supplement may be amended in writing from time to time by the Master Servicer, the Transferor and the Trustee, without the consent of any holder of any outstanding Certificate, to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions herein or to add any other provisions with respect to matters or questions raised under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not adversely affect in any material respect the interests of any Investor Certificateholder or any Enhancement Provider. The Trustee may, but shall not be obligated to, enter into any such amendment pursuant to this paragraph or paragraph (b) below which affects the Trustee's rights, duties or immunities under this Agreement or otherwise. The Trustee shall be entitled to receive upon request an opinion of counsel satisfactory to the Trustee with respect to any amendment to the Agreement or any Supplement entered into without the consent of the holders of any outstanding Certificates. In such case, the Trustee shall be entitled to an Officer's Certificate stating that such amendment shall not adversely affect the interests of the holders of any outstanding Certificates in any material respect.

          (b) This Agreement, any Supplement and, to the extent provided in any Supplement, any other agreement relating to the Receivables may also be amended from time to time by the Master Servicer, the Transferor and the Trustee with the consent of the holders of certificates evidencing Fractional Undivided Interests aggregating more than 50% of the Invested Amount of each outstanding Series adversely affected by such amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, any such Supplement or other agreement or of modifying in any manner the rights of holders of any Series then issued and outstanding; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Series without the consent of such Investor Certificateholder of such Series; (ii) change the definition of or the manner of calculating the interest of any Investor Certificateholder of such Series without the consent of such Investor Certificateholder; (iii) reduce the aforesaid percentage of fractional undivided interests the holders of which are required to consent to any such amendment, in each case without the consent of all certificateholders of all Series adversely affected or (iv) add to, change, modify or eliminate any provision which may adversely affect the interests of any Enhancement Provider without the consent of each such affected Enhancement Provider.

          (c) Notwithstanding anything in this Section 13.1 to the contrary, the Supplement with respect to any Series may be amended on the terms and with the procedures provided in such Supplement.

          (d) The Master Servicer shall give each Agent and Enhancement Provider 20 days' prior notice of any proposed amendment. Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder of each Outstanding Series (or with respect to an amendment of a Supplement, to the applicable Series), and the Master Servicer shall furnish written notification of the substance of such amendment to any related Enhancement Provider and each Rating Agency. No such amendment shall be effective until the Rating Agency Condition has been satisfied unless specified otherwise in the related Supplement.

          (e) It shall not be necessary for the consent of Investor Certificateholders under this Section 13.1 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Investor Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

          (f) In executing or accepting any amendment pursuant to this Section 13.1, the Trustee shall, upon request, be entitled to receive, and (subject to Sections 11.1 and 11.2) shall be fully protected in relying upon, an Opinion of Counsel stating that (i) such amendment is authorized pursuant to a specific provision of the Agreement or any Supplement, as the case may be, and complies with such provision and (ii) all conditions precedent to the execution, delivery and performance of such amendment shall have been satisfied in full.

          Section 13.2. Protection of Right, Title and Interest to Trust. (a) The Master Servicer shall cause this Agreement, any Supplement, all amendments hereto and/or all financing statements and continuation statements and any other necessary documents covering the Certificateholders' and the Trustee's right, title and interest to the Trust to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Trustee hereunder to all property comprising the Trust. The Master Servicer shall deliver to the Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Transferor shall cooperate fully with the Master Servicer in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this subsection 13.2(a).

          (b) Within 30 days after the Transferor makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with subsection 13.2(a) seriously misleading within the meaning of Section 9-402(7) of the UCC as in effect in the State of New York, such Transferor shall give the Trustee notice of any such change and shall file such financing statements or amendments as may be necessary to continue the priority and perfection of the Trust's security interest in the Receivables and the proceeds thereof.

          (c) The Masher Servicer will deliver an Opinion of Counsel, substantially in the form of Exhibit G, to each of the Trustee and the Rating
Agency: (i) upon the execution and delivery of each amendment of Articles I, II, III or IV hereof and each Supplement modifying Article IV hereof, other than (A) amendments pursuant to subsection 13.1(a) and (B) Supplements adopted pursuant to Section 6.9 for particular new Series, and (ii) on or before March 31 of each year, beginning with March 31, 1995.

          Section 13.3. Limitation on Rights of Certificateholders. (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor shall such death or incapacity entitle such Certificateholders' legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          (b) No Certificateholder shall have any right to vote (except with respect to the Investor Certificateholders as provided in Section 13.1 hereof) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          (c) No Certificateholder shall have any right by virtue of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Certificateholder previously shall have given to the Trustee, written request to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby (which, in the case of any investment-grade institutional Investor Certificateholder, may be in the form of an unsecured agreement of indemnity), and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Certificateholders shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of any other of the Investor Certificates, or to obtain or seek to obtain priority over or preference to any other such Investor Certificateholder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Investor Certificateholders. For the protection and enforcement of the provisions of this Section 13.3, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          Section 13.4. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 13.5. Notices. All demands, notices and communications hereunder shall be in writing delivered by hand or by facsimile and shall be deemed to have been duly given, in the case of notice by facsimile, when telecopied to the following number, or, in the case of notice by hand, if personally delivered at the following addresses:

          (a)  in the case of the Transferor:

               1065 Highway 315, Cross Creek Pointe
               Suite 407
               Wilkes Barre, Pennsylvania 18702-6980
               Attention:  Kenneth B. Kozel
               Telecopy:   (717) 822-4187

          (b) in the case of US Foodservice Inc.:

               1065 Highway 315, Cross Creek Pointe
               Suite 203
               Wilkes Barre, Pennsylvania 18702-6980
               Attention:  David McAnally
               Telecopy:   (717) 822-0909

          (c)  in the case of the Trustee:

               Chemical Bank
               450 West 33rd Street, 15th Floor
               New York, New York 10001
               Attention:  Structured Finance Group
                           -- ABS Team
               Telecopy:   (212) 946-3916

or, as to each party, at such other telecopier number or address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice. The Master Servicer shall deliver or make available to each Rating Agency each certificate and report required to be prepared, forwarded or delivered pursuant to Section 3.4, 3.5 and 3.6 and a copy of any amendment to this Agreement and any agreement relating to the Enhancement at the address therefor specified in the applicable Supplement; provided that a failure to deliver any such certificate, report or amendment hereunder shall not constitute an Early Amortization Event pursuant to
Section 9.1. The Trustee shall forward to each Rating Agency each certificate and report received by it pursuant to subsection 3.4(b) and Sections 3.5 and 3.6 upon receipt thereof.

          Section 13.6. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or rights of the Certificateholders.

          Section 13.7. Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Section 8.2, this Agreement may not be assigned by the Master Servicer unless the Master Servicer shall have obtained
(a) the prior consent of holders of Investor Certificates evidencing Fractional Undivided Interests aggregating not less than 66-2/3% of the Invested Amount of the Investor Certificates of each Series on a Series-by-Series basis and (b) the prior written consent of the Trustee, which consent shall not be unreasonably withheld.

          Section 13.8. Certificates Nonassessable and Fully Paid. It is the intention of the parties to this Agreement that the Certificateholders shall not be personally liable for obligations of the Trust, that the interests in the Trust represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever and that Certificates upon authentication thereof by the Trustee pursuant to Section 6.2 are and shall be deemed fully paid.

          Section 13.9. Further Assurances. The Transferor and the Master Servicer agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Trustee more fully to effect the purposes of this Agreement, including, without limitation, the execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the UCC of any applicable jurisdiction.

          Section 13.10. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Trustee or the Investor Certificateholders, any right, remedy, power or privilege, hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

          Section 13.11. Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

          Section 13.12. Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Certificateholders and their respective successors and permitted assigns. Except as otherwise provided in this Article XIII or Section 7.4, no other person will have any right or obligation hereunder; provided, however, that if so specified in the applicable Supplement, an Enhancement Provider may be deemed to be a third party beneficiary of this Agreement.

          Section 13.13. Actions by Certificateholders. (a) Wherever in this Agreement a provision is made that an action may be taken or a notice, demand or instruction given by Investor Certificateholders, such action, notice or instruction may be taken or given by any Investor Certificateholders of any Series, unless such provision requires a specific percentage of Investor Certificateholders of a certain Series or all Series.

          (b) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder shall bind such Certificateholder and every subsequent holder of such Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Trustee or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

          Section 13.14. Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived, or supplemented except as provided herein.

          Section 13.15. Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

          Section 13.16. Construction of Agreement. (a) The Transferor hereby grants to the Trustee a first priority perfected security interest in all of the Transferor's right, title and interest in, to and under the Receivables now existing and hereafter created, all monies due or to become due and all amounts received with respect thereto and all "proceeds" thereof (including Recoveries), to secure all of Transferor's and Master Servicer's obligations hereunder, including, without limitation, the Transferor's obligation to sell or transfer Receivables hereafter created to the Trust.

          (b) This Agreement shall constitute a security agreement under applicable law.

          Section 13.17. No Set-Off. Except as expressly provided in this Agreement, the Master Servicer agrees that it shall have no right of set-off or banker's lien against, and no right to otherwise deduct from, any funds held in the Collection Account for any amount owed to it by the Trustee, the Trust, any Certificateholder or any Enhancement Provider.

          Section 13.18. No Bankruptcy Petition. Each of the Trustee, the Master Servicer and each Servicer hereby covenant and agree that, prior to the date which is one year and one day after the date of termination of the Trust pursuant to

Section 12.1, it will not institute against, or join any other Person in instituting against, the Transferor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law.

          Section 13.19. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Chemical, not individually or personally but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (b) except with respect to Section 11.15 hereof the representations, undertakings and agreements herein made on the part of the Trust are made and intended not as personal representations, undertakings and agreements by Chemical, but are made and intended for the purpose of binding only the Trust,
(c) nothing herein contained shall be construed as creating any liability on Chemical, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this Agreement and by any Person claiming by, through or under such parties; provided, however, Chemical shall be liable in its individual capacity for its own willful misconduct or negligence and for any tax assessed against Chemical based on or measured by any fees, commission or compensation received by it for acting as Trustee and (d) under no circumstances shall Chemical be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement.

          IN WITNESS WHEREOF, the Transferor, the Master Servicer, each Servicer and the Trustee have caused this Pooling and Servicing Agreement to be duly executed by their respective officers as of the day and year first above written.


                              USFAR INC., as Transferor


                              By:/s/
                                 -------------------------------
                                    Title:


                              US FOODSERVICE INC., as
                                    Master Servicer


                              By:/s/
                                 -------------------------------
                                    Title:

                              CHEMICAL BANK,
                                    not in its individual capacity
                                    but solely as Trustee and as
                                    Paying Agent


                              By:/s/
                                 -------------------------------
                                    Title:


                              WHITE SWAN, INC., as Servicer


                              By:/s/
                                 -------------------------------
                                    Title:



                              BIGGERS BROTHERS, INC., as Servicer


                              By:/s/
                                 -------------------------------
                                    Title:



                              F.H. BEVEVINO & COMPANY, INC., as
                                    Servicer


                              By:/s/
                                 -------------------------------
                                    Title:



                              ROANOKE RESTAURANT SERVICE, INC.,
                                    as Servicer


                              By:/s/
                                 -------------------------------
                                    Title:



                              KING'S FOODSERVICE, INC., as
                                    Servicer


                              By:/s/
                                 -------------------------------
                                    Title:

                                                                      Schedule 1
                                                                      ----------


                                  Receivables
                                  -----------

     Submitted to Chemical Bank as of September 23, 1993.

                                                                      Schedule 2
                                                                      ----------


                        Identification of Trust Accounts
                        --------------------------------

     The Collection Account has been established by and at Chemical Bank, account number 323-305113.

     The Collection Account is for the account of Chemical Bank, as trustee for the USFAR Master Trust.

                                                                      Schedule 3
                                                                      ----------

                    Identification of Lockboxes
                    ---------------------------

=======================================================================

    Servicer            Lockbox Bank        Lockbox Account  Box Number
- -----------------------------------------------------------------------
F.H. Bevevino &       PNC Bank, National    9004038218       7780-4205
Company, Inc.         Association
- -----------------------------------------------------------------------
Biggers Brothers,     Nationsbank of        000-000-521      65007
Inc.                  North                 000-000-521      65129
                      Carolina, NA          000-000-521      65331
                                            000-000-521      65535
                                            000-000-521      65115
- -----------------------------------------------------------------------
King's                First Tennessee Bank  88-43-805        888039
Foodservice, Inc.
- -----------------------------------------------------------------------
Roanoke Restaurant    First Union           2050-0000-53924  85080
Service, Inc.         National
                      Bank of Virginia
- -----------------------------------------------------------------------
White Swan, Inc.      Liberty Bank &        033-789-7        850112
                      Trust Company of
                      Oklahoma City, NA
- -----------------------------------------------------------------------
White Swan, Inc.      Midlantic National    204-10775        17415
                      Bank
- -----------------------------------------------------------------------
White Swan, Inc.      NationsBank of        001-008-98-569   100531
                      Georgia, NA
- -----------------------------------------------------------------------
White Swan, Inc.      One Valley Bank       100-100-2664     NA
- -----------------------------------------------------------------------
White Swan, Inc.      Texas Commerce Bank   08805036785      910837
                                            07303016672      910243
                                            09920063814      684428
=======================================================================

                                                                      Schedule 4
                                                                      ----------

                      Location of Chief Executive Offices;
                            Locations of Receivables
                      ------------------------------------

========================================================================================
                      State of             Location of               Offices Where
     Servicer       Incorporation     Chief Executive Office      Receivables are Kept
- ----------------------------------------------------------------------------------------
Biggers             Delaware        920 Black Satchel Drive,     Same
Brothers, Inc.                      Charlotte, North Carolina
                                    28216
- ----------------------------------------------------------------------------------------
White Swan, Inc.    Delaware        400 Fuller-Wise Road,        400 Fuller-Wise Road
(including the                      Euless, Texas 76039          Euless, Texas 76039
White Swan                          or                           2923 Old Tampa
Mainframe                           1065 Highway 315             Highway, Lakeland,
divisions)                          Cross Creek Pointe,          Florida 33803
                                    Suite 203                    915 East 50th Street
                                    Wilkes Barre, PA 18702-6980  Lubbock, Texas 79404
                                                                 1515 Big Town
                                                                 Boulevard, Mesquite,
                                                                 Texas 75149
                                                                 5330 Fleming Court,
                                                                 Austin, Texas 78744
- ----------------------------------------------------------------------------------------
Wm. E. Davis &      Delaware        400 Fuller-Wise Road,        73 Northwest 122nd,
Sons (division                      Euless, Texas 76039          Oklahoma City,
of White Swan)                      or                           Oklahoma 73114
                                    1065 Highway 315
                                    Cross Creek Pointe
                                    Suite 203
                                    Wilkes Barre, PA 18702-6980
- ----------------------------------------------------------------------------------------
Standard Food       Delaware        400 Fuller-Wise Road,        2575 Virginia Avenue,
Service                             Euless, Texas 76039          Hurricane, West
(division of                        or                           Virginia 25526
White Swan)                         1065 Highway 315
                                    Cross Creek Pointe,
                                    Suite 203
                                    Wilkes Barre, PA 18702-6980
- ----------------------------------------------------------------------------------------
F.H. Bevevino &     Pennsylvania    13 Rutledge Drive            13 Rutledge Drive,
Company                             Pittston, Pennsylvania       Pittston, Pennsylvania
                                    18640                        18640
- ----------------------------------------------------------------------------------------
Roanoke             Virginia        145 Hammit Avenue            145 Hammit Avenue,
Restaurant                          Salem, Virginia 24153        Salem, Virginia 24153
Service, Inc.
- ----------------------------------------------------------------------------------------
King's              Kentucky        269 Alcoa Drive              269 Alcoa Drive, Alcoa
Foodservice,                        Alcoa Center                 Center, Alcoa,
Inc.                                Alcoa, Tennessee 37701       Tennessee 37701
========================================================================================

                                                                      Schedule 5
                                                                      ----------

                                 Fiscal Months
                                 -------------

                                [USF to provide]

                                                                      Schedule 6
                                                                      ----------


                                Special Obligors
                                ----------------



   Special Obligor                      Special Obligor Limit
   ---------------                      ---------------------

 Wyatt Cafeteria Inc.                              4%

 The ARA Group, Inc.                             2.5%